                                                                    EXHIBIT 10.1











                                CREDIT AGREEMENT

                                      among

                            PROASSURANCE CORPORATION

                                    Borrower

                                SOUTHTRUST BANK,

           Lead Arranger, Syndication Agent, and Administrative Agent

                             BANK OF AMERICA, N.A.,

                                   Co-Arranger

                                       and

                            THE LENDERS NAMED HEREIN,

                                     Lenders

                                  $150,000,000

                        SENIOR SECURED CREDIT FACILITIES

                            DATED AS OF MAY 10, 2001

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1           DEFINITIONS AND TERMS.

         1.1        Definitions...................................................................................1
         1.2        Number and Gender of Words; Other References.................................................15
         1.3        Accounting Principles........................................................................15


SECTION 2           BORROWING PROVISIONS.

         2.1        Revolver Facility............................................................................15
         2.2        Term Loan Facility...........................................................................15
         2.3        Terminations or Reductions of Commitments....................................................16
         2.4        Borrowing Procedure..........................................................................16


SECTION 3           TERMS OF PAYMENT.

         3.1        Loan Accounts, Notes, and Payments...........................................................17
         3.2        Interest and Principal Payments..............................................................17
         3.3        Optional and Mandatory Prepayments...........................................................17
         3.4        Interest Options.............................................................................18
         3.5        Quotation of Rates...........................................................................18
         3.6        Default Rate.................................................................................18
         3.7        Interest Recapture...........................................................................19
         3.8        Interest Calculations........................................................................19
         3.9        Maximum Rate.................................................................................19
         3.10       Interest Periods.............................................................................19
         3.11       Conversions..................................................................................19
         3.12       Order of Application.........................................................................20
         3.13       Sharing of Payments, Etc.....................................................................20
         3.14       Offset.......................................................................................20
         3.15       Booking Borrowings...........................................................................21


SECTION 4           CHANGE IN CIRCUMSTANCES.

         4.1        Increased Cost and Reduced Return............................................................21
         4.2        Limitation on Types of Loans.................................................................22
         4.3        Illegality...................................................................................22
         4.4        Treatment of Affected Loans..................................................................22
         4.5        Compensation.................................................................................23
         4.6        Taxes........................................................................................23


SECTION 5           FEES.

         5.1        Treatment of Fees............................................................................24
         5.2        Fees of Administrative Agent and Lead Arranger...............................................25
         5.3        Revolver Facility Commitment Fees............................................................25


         5.4        Up-Front Facilities Fee......................................................................25


SECTION 6           SECURITY.

         6.1        Collateral...................................................................................25
         6.2        Future Liens.................................................................................25
         6.3        Release of Collateral........................................................................25
         6.4        Negative Pledge..............................................................................26
         6.5        Control; Limitation of Rights................................................................26


SECTION 7           CONDITIONS PRECEDENT.

         7.1        Conditions Precedent to the Initial Borrowing................................................26
         7.2        Conditions Precedent to a Permitted Acquisition..............................................26
         7.3        Conditions Precedent to Each Borrowing.......................................................26


SECTION 8           REPRESENTATIONS AND WARRANTIES.

         8.1        Purpose of Credit Facility...................................................................27
         8.2        Existence, Good Standing, Authority, and Authorizations......................................27
         8.3        Subsidiaries; Capital Stock..................................................................27
         8.4        Authorization and Contravention..............................................................28
         8.5        Binding Effect...............................................................................28
         8.6        Financial Statements.........................................................................28
         8.7        Litigation, Claims, Investigations...........................................................28
         8.8        Taxes........................................................................................29
         8.9        Environmental Matters........................................................................29
         8.10       Employee Benefit Plans.......................................................................29
         8.11       Properties; Liens............................................................................29
         8.12       Government Regulations.......................................................................30
         8.13       Transactions with Affiliates.................................................................30
         8.14       Debt.........................................................................................30
         8.15       Material Agreements..........................................................................30
         8.16       Insurance....................................................................................30
         8.17       Labor Matters................................................................................30
         8.18       Solvency.....................................................................................30
         8.19       Intellectual Property........................................................................30
         8.20       Compliance with Laws.........................................................................30
         8.21       Permitted Acquisitions; Intercompany Acquisitions............................................31
         8.22       Regulation U.................................................................................31
         8.23       Tradenames...................................................................................31
         8.24       Year 2000....................................................................................31
         8.25       Full Disclosure..............................................................................31
         8.26       No Default...................................................................................31
         8.27       Perfection of Security Interests.............................................................32
         8.28       The Consolidation............................................................................32


SECTION 9           COVENANTS.

         9.1        Use of Proceeds..............................................................................32

         9.2        Books and Records............................................................................32
         9.3        Items to be Furnished........................................................................32
         9.4        Inspections..................................................................................34
         9.5        Taxes........................................................................................34
         9.6        Payment of Obligations.......................................................................34
         9.7        Maintenance of Existence, Assets, and Business...............................................34
         9.8        Insurance....................................................................................35
         9.9        Preservation and Protection of Rights........................................................35
         9.10       Employee Benefit Plans.......................................................................35
         9.11       Environmental Laws...........................................................................35
         9.12       Debt and Guaranties..........................................................................35
         9.13       Liens; Non-encumbrance Agreements............................................................36
         9.14       Transactions with Affiliates.................................................................37
         9.15       Compliance with Laws and Documents...........................................................37
         9.16       Permitted Acquisitions  and Collateral Documents.............................................37
         9.17       Assignment...................................................................................37
         9.18       Fiscal Year and Accounting Methods...........................................................37
         9.19       Government Regulations.......................................................................37
         9.20       Loans, Advances, and Investments.............................................................37
         9.21       Distributions and Restricted Payments........................................................38
         9.22       Restrictions on Subsidiaries.................................................................39
         9.23       Sale of Assets...............................................................................39
         9.24       Sale-Leaseback Financings....................................................................39
         9.25       Mergers and Dissolutions; Sale of Capital Stock..............................................39
         9.26       New Business.................................................................................39
         9.27       Financial Hedges.............................................................................40
         9.28       Affiliate Subordination Agreements...........................................................40
         9.29       Amendments to Documents......................................................................40
         9.30       Financial Covenants..........................................................................40


SECTION 10          DEFAULT.

         10.1       Payment of Obligation........................................................................44
         10.2       Covenants....................................................................................44
         10.3       Debtor Relief................................................................................44
         10.4       Judgments and Attachments....................................................................44
         10.5       Government Action............................................................................44
         10.6       Misrepresentation............................................................................45
         10.7       Change of Control............................................................................45
         10.8       Authorizations...............................................................................45
         10.9       Default Under Other Debt and Agreements......................................................45
         10.10      Validity and Enforceability of Loan Documents................................................45
         10.11      Material Adverse Effect......................................................................45
         10.12      Pledged Stock................................................................................45
         10.13      Dissolution..................................................................................45


SECTION 11          RIGHTS AND REMEDIES.

         11.1       Remedies Upon Default........................................................................45
         11.2       Company Waivers..............................................................................46
         11.3       Performance by Administrative Agent..........................................................46
         11.4       Delegation of Duties and Rights..............................................................46


         11.5       Not in Control...............................................................................46
         11.6       Course of Dealing............................................................................46
         11.7       Cumulative Rights............................................................................46
         11.8       Application of Proceeds......................................................................47
         11.9       Certain Proceedings..........................................................................47
         11.10      Limitation of Rights.........................................................................47
         11.11      Expenditures by Lenders......................................................................47
         11.12      INDEMNIFICATION..............................................................................47


SECTION 12          AGREEMENT AMONG LENDERS.

         12.1       Administrative Agent.........................................................................48
         12.2       Expenses.....................................................................................49
         12.3       Proportionate Absorption of Losses...........................................................49
         12.4       Delegation of Duties; Reliance...............................................................49
         12.5       Limitation of Liability......................................................................49
         12.6       Default; Collateral..........................................................................50
         12.7       Limitation of Liability......................................................................51
         12.8       Relationship of Lenders......................................................................51
         12.9       Benefits of Agreement........................................................................51
         12.10      Agents.......................................................................................52
         12.11      Obligations Several..........................................................................52
         12.12      Financial Hedges.............................................................................52


SECTION 13          MISCELLANEOUS.

         13.1       Headings.....................................................................................52
         13.2       Nonbusiness Days.............................................................................52
         13.3       Communications...............................................................................52
         13.4       Form and Number of Documents.................................................................53
         13.5       Exceptions to Covenants......................................................................53
         13.6       Survival.....................................................................................53
         13.7       Governing Law................................................................................53
         13.8       Invalid Provisions...........................................................................53
         13.9       Entirety.....................................................................................53
         13.10      Jurisdiction; Venue; Service of Process; Jury Trial..........................................53
         13.11      Amendments, Consents, Conflicts, and Waivers.................................................54
         13.12      Multiple Counterparts........................................................................55
         13.13      Successors and Assigns; Assignments and Participations.......................................55
         13.14      Confidentiality..............................................................................57
         13.15      Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances..................57

                             SCHEDULES AND EXHIBITS

Schedule 1                 -        Consolidation Documents
Schedule 1A                -        Significant Subsidiaries
Schedule 2.1               -        Lenders and Commitments
Schedule 7.1               -        Conditions Precedent (Signing Date)
Schedule 7.1A              -        Conditions Precedent (Funding Date)
Schedule 7.2               -        Conditions Precedent to Permitted Acquisition
Schedule 8.2               -        Authorizations - Insurance Regulators
Schedule 8.3               -        Capital Stock and Partnership Interests
Schedule 8.10              -        Employee Benefit Plans
Schedule 8.23              -        Tradenames
Schedule 9.12              -        Existing Debt
Schedule 9.13              -        Existing Liens
Schedule 9.20              -        Existing Loans and Investments

Exhibit A-1                -        Form of Revolver Note
Exhibit A-2                -        Form of Term Loan Note
Exhibit B-1                -        Form of Borrowing Notice
Exhibit B-2                -        Form of Conversion Notice
Exhibit C                  -        [Reserved]
Exhibit D                  -        Form of Pledge and Security Agreement
Exhibit E                  -        Form of Compliance Certificate
Exhibit F                  -        Form of Assignment and Acceptance Agreement
Exhibit G-1                -        Form of Opinion of Borrower's Counsel (Signing Date)
Exhibit G-2                -        Form of Opinion of Borrower's Counsel (Funding Date)
Exhibit H                  -        Form of Affiliate Subordination Agreement

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is entered into as of May 10, 2001, among PROASSURANCE CORPORATION (as more fully defined in SECTION 1, "BORROWER"), Lenders (defined below), SOUTHTRUST BANK, as Lead Arranger (defined below), Syndication Agent (defined below) and Administrative Agent (defined below), for itself and the other Lenders, and BANK OF AMERICA, N.A., as Co-Arranger (defined below).

                                    RECITALS

         A. Affiliates of Medical Assurance, Inc., a Delaware corporation ("MAI"), and Professionals Group, Inc., a Michigan corporation ("PICM"), have formed Borrower to serve as the parent holding company for MAI and PICM effective upon the consummation of the Consolidation (as defined below).

         B. Pursuant to that certain Agreement to Consolidate dated as of June 22, 2000, between MAI and PICM (the "Consolidation Agreement"), MAI Acquisition Corporation I, a Delaware corporation and wholly-owned subsidiary of Borrower, will merge with and into MAI (the "MAI Merger") and PICM Acquisition Corporation, a Michigan corporation and wholly-owned subsidiary of Borrower, will merge with and into PICM (the "PICM Merger", and collectively with the MAI Merger and the related transactions effected pursuant to the Consolidation Agreement, the "Consolidation").

         C. Borrower has requested that, in addition to other sources of financing, Lenders extend credit to Borrower to enable, among other things, the consummation of the Consolidation.

         D. Upon and subject to the terms and conditions of this Agreement, Lenders are willing to extend to Borrower two credit facilities totaling $150,000,000, in the form of a revolving loan facility in the aggregate principal amount of $40,000,000 and a term loan facility in the aggregate principal amount of $110,000,000.

         Accordingly, in consideration of the mutual covenants contained herein, Borrower, Administrative Agent, the other Agents, and Lenders agree as follows:

SECTION 1         DEFINITIONS AND TERMS.

         1.1 DEFINITIONS. As used herein (including each Schedule attached hereto):

         ACQUISITION means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by any Company of all or substantially all of the assets of a Person or of any business or division of a Person; (b) the acquisition by any Company of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that, formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the loan, advance, investment, or capital contribution in such entity constitutes a permitted investment under SECTION 9.20); or (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person if a Company is the surviving entity, provided that, (i) in any merger involving Borrower, Borrower must be the surviving entity; and (ii) for purpose of this Agreement, an Intercompany Acquisition is not an "Acquisition."

         ADDITIONAL AMOUNTS is defined in SECTION 4.5(B) .

         ADDITIONAL ASSETS is defined in SECTION 6.2.

         ADJUSTED EURODOLLAR RATE means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Rate Borrowing for such interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Rate Borrowing for such Interest Period.

         ADMINISTRATIVE AGENT means SouthTrust Bank, and its permitted successors or assigns, as "Administrative Agent" for Lenders under the Loan Documents.

         AFFILIATE of any Person means any other individual or entity who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         AFFILIATE SUBORDINATION AGREEMENT means, individually, and Affiliate Subordination Agreements means, collectively, an Affiliate Subordination Agreement (substantially in the form of EXHIBIT H) executed and delivered by any Person pursuant to the requirements of the Loan Documents, and any amendments, modifications, supplements, ratifications, or restatements of any Affiliate Subordination Agreement made in accordance with the Loan Documents.

         AGENTS means, collectively, Administrative Agent, Syndication Agent, Lead Arranger and Co-Arranger.

         AGREEMENT means this Credit Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

         ANNUAL STATEMENT means the most recent annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of domicile, which statement shall be in the form required or permitted by such Insurance Subsidiary's jurisdiction of domicile or, if no specific form is so required or permitted, in the form of financial statements recommended by the NAIC to be used for filing annual statutory financial statements and shall contain the type of information recommended by the NAIC to be disclosed therein, together with all exhibits or schedules filed therewith.

         ANNUALIZED EBITDA is defined in Section 9.30.

         ANNUALIZED FIXED CHARGE NUMERATOR is defined in Section 9.30.

         ANNUALIZED FIXED CHARGES is defined in Section 9.30.

         APPLICABLE LENDING OFFICE means, for each Lender and for each Type of Borrowing, the "Lending Office" of such Lender (or an affiliate of such Lender) designated on SCHEDULE 2.1 or such other office that such Lender (or an affiliate of such Lender) may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof.

         APPLICABLE MARGIN means:

         (a) With respect to each Borrowing under the Revolver Facility and under the Term Loan Facility, on any date of determination, the percentage per annum set forth in the table below for the Type of Borrowing that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate most recently delivered pursuant to SECTION 9.3:


           LEVERAGE RATIO                                            APPLICABLE MARGIN
           --------------                                            -----------------
                                               BASE RATE BORROWINGS                  EURODOLLAR RATE BORROWINGS
                                               --------------------                  --------------------------

          Less than 1.0:1.0                             0%                                     1.00%
  Greater than or equal to 1.0:1.0,                     0%                                     1.25%
        but less than 2.0:1.0
  Greater than or equal to 2.0:1.0,                     0%                                     1.50%
        but less than 3.0:1.0
  Greater than or equal to 3.0:1.0,                     0%                                     1.75%
       but less than 3.25:1.0
 Greater than or equal to 3.25:1.0,                     0%                                     2.00%
        but less than 3.5:1.0
  Greater than or equal to 3.5:1.0                      0%                                     2.25%

         (b) The provisions in ITEM (A) are further subject to the following:

                  (i) Until the second Business Day after the Financial Statements and Compliance Certificate for the fiscal quarter ending September 30, 2001, shall have been delivered hereunder, the Applicable Margin for Eurodollar Rate Borrowings under the Revolver Facility and the Term Loan Facility shall be 1.75%. With respect to any adjustments in the Applicable Margin as a result of changes in the Leverage Ratio on and after September 30, 2001, such adjustment shall be effective commencing on the second Business Day after the delivery of Financial Statements (and the related Compliance Certificate) pursuant to SECTIONS 9.3(A) and 9.3(B); and

                  (ii) If Borrower shall fail to timely furnish to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to SECTIONS 9.3(A) and 9.3(B), and such failure shall not be remedied within five days, then (unless the Default Rate has been effected by Required Lenders pursuant to SECTION 3.6) the Applicable Margin for the Revolver Facility and the Term Loan Facility shall be the maximum Applicable Margin for the respective Facility specified in the tables above.

         APPLICABLE MARGIN FOR COMMITMENT FEES means, on any date of determination, the percentage set forth in the table below that corresponds with the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificates most recently delivered pursuant to SECTION 9.3:

                   LEVERAGE RATIO                            APPLICABLE MARGIN FOR COMMITMENT
                                                                           FEES
                   --------------                            --------------------------------
                  Less than 1.0:1.0                                       0.080%
          Greater than or equal to 1.0:1.0,                               0.105%
                but less than 2.0:1.0
          Greater than or equal to 2.0:1.0,                               0.125%
                but less than 3.0:1.0

           Greater than or equal to 3.0:1.0,                               0.190%
               but less than 3.25:1.0
         Greater than or equal to 3.25:1.0,                                0.250%
                but less than 3.5:1.0
          Greater than or equal to 3.5:1.0                                 0.375%

                  (a) Until the second Business Day after the Financial Statements and Compliance Certificate for the fiscal quarter ending September 30, 2001, shall have been delivered hereunder, the Applicable Margin for Commitment Fees shall be 0.190%. With respect to any adjustments in the Applicable Margin for Commitment Fees as a result of changes in the Leverage Ratio on and after September 30, 2001, such adjustment shall be effective commencing on the second Business Day after the delivery of Financial Statements (and related Compliance Certificate) pursuant to SECTIONS 9.3(A) and 9.3(B).

                  (b) If Borrower fails to timely furnish to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to SECTIONS 9.3(A) and 9.3(B), and such failure shall not be remedied within five days, then the Applicable Margin for Commitment Fees shall be the maximum Applicable Margin for Commitment Fees specified in the table above.

         APPROVED FUND means, with respect to any Lender that is a fund or commingled investment vehicle that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         ASSIGNMENT AND ACCEPTANCE AGREEMENT means (a) an assignment and acceptance agreement substantially in the form and upon the terms of EXHIBIT F, executed and delivered by any Person pursuant to the requirements of the Loan Documents, and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Assignment and Acceptance Agreement made in accordance with the Loan Documents.

         AUTHORIZATIONS means all material filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, grants of authority, and permits from, any Governmental Authority (including, without limitation, the Insurance Regulators).

         BASE RATE means, for any day, the rate per annum equal to the rate of interest designated by SouthTrust Bank as its Base Rate. The Base Rate is not necessarily the lowest rate charged by SouthTrust Bank to its customers.

         BASE RATE BORROWING means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin, if any, for Base Rate Borrowings.

         BORROWER means ProAssurance Corporation, a Delaware corporation, together with any successor or assign of Borrower permitted by the Loan Documents.

         BORROWING means any amount disbursed (a) by one or more Lenders under the Loan Documents (under the Revolver Facility or the Term Loan Facility), whether such amount constitutes an original disbursement of funds, or the continuation of an amount outstanding, or (b) by any Lender in accordance with, and to satisfy the obligations of any Company under, any Loan Document.

         BORROWING DATE is defined in SECTION 2.4(A).

         BORROWING NOTICE means a request for Borrowing made pursuant to SECTION 2.4(A), substantially in the form of EXHIBIT B-1.

         BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by Law to be closed in Birmingham, Alabama, and (b) in addition to the foregoing, in respect of any Eurodollar Rate Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

         CAPITAL LEASE means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         CHANGE OF CONTROL means the occurrence of any of the following:

                  (a) On and after the Funding Date (A) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than the current shareholders of the Borrower after giving effect to the Consolidation shall obtain ownership or control in one or more series of transactions of more than twenty percent (20%) of the common stock or twenty percent (20%) of the voting power of Borrower entitled to vote in the election of members of the board of directors of Borrower, or (B) there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $20,000,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein; or

                  (b) After the Funding Date, Borrower ceases to own 100% of the issued and outstanding capital stock of, or other ownership interests in, MAI or PICM.

         CO-ARRANGER means Bank of America, N.A., and its successors and assigns, in its capacity as co-arranger under the Loan Documents.

         CODE means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

         COLLATERAL means all of the items and types of property described as "COLLATERAL" in now existing or hereafter created Collateral Documents and all cash and non-cash proceeds thereof.

         COLLATERAL DOCUMENTS means all security agreements, pledge agreements, financing statements, assignments of partnership interests, guaranties, mortgages, and deeds of trust at any time delivered to Administrative Agent to create or evidence Liens securing the Obligation, together with all reaffirmations, amendments, and modifications thereof or supplements thereto.

         COMMITMENT PERCENTAGE means, at any date of determination, for any Lender with respect to a particular Facility, the proportion (stated as a percentage) that its Committed Sum for such Facility bears to the aggregate Committed Sums of all Lenders for such Facility.

         COMMITTED SUM means (a) for any Revolver Lender, with respect to the Revolver Facility, at any date of determination occurring prior to the Termination Date for the Revolver Facility, the amount stated beside such Lender's name under the heading for the Revolver Facility on the most-recently amended SCHEDULE 2.1 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents), and (b) for any other Lender, with respect to the Term Loan Facility, at any date of determination occurring prior to the initial Borrowing Date for the Term Loan Facility, the amount stated beside such Lender's name under the heading for the Term Loan Facility on the most-recently amended SCHEDULE 2.1 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents).

         COMPANIES means, (A) on any date of determination prior to the Funding Date, Borrower, MAI and each of their respective Subsidiaries, and COMPANY means, on any date of determination prior to the Funding Date, Borrower, MAI or any of their respective Subsidiaries, and (B) on any date of determination on or after the Funding Date, Borrower and each of its Subsidiaries, and Company means, on any date of determination on or after the Funding Date, Borrower or any of its Subsidiaries. A list of the Companies as of the Signing Date and a list of the entities contemplated to be Companies on the Funding Date (after giving effect to the Consolidation) are set forth in SCHEDULE 8.3.

         COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer of Borrower substantially in the form of EXHIBIT E.

         CONSEQUENTIAL LOSS means any loss, cost, or expense (including loss of anticipated profit) which any Lender may reasonably incur in respect of a Eurodollar Rate Borrowing as a consequence of any event described in SECTION 4.5.

         CONSOLIDATION means the merger of MAI Acquisition Corporation I, a Delaware corporation and wholly-owned subsidiary of Borrower, with and into MAI and the merger of PICM Acquisition Corporation, a Michigan corporation and wholly-owned subsidiary of Borrower, with and into PICM, in each case on the Funding Date pursuant to the Consolidation Agreement.

         CONSOLIDATION AGREEMENT means the Agreement to Consolidate dated as of June 22, 2000, between MAI and PICM, together with all amendments or modifications thereto in form and upon terms acceptable to Administrative Agent.

         CONSOLIDATION DOCUMENTS means the Consolidation Agreement and all documents or instruments executed pursuant thereto or in connection therewith as described on SCHEDULE 1, together with all amendments, modifications, supplements, or restatements thereof in form and upon terms reasonably satisfactory to Administrative Agent.

         CONVERSION NOTICE means a request made pursuant to SECTION 3.11, substantially in the form of EXHIBIT B-2.

         CURRENT FINANCIALS means, at the time of any determination thereof, the more recently delivered to Lenders of either (a) the audited Financial Statements for the fiscal year ended December 31, 2000, calculated on a consolidated basis for each of MAI and its Subsidiaries and PICM and its Subsidiaries; or (b) the Financial Statements required to be delivered under SECTIONS 9.3(A) or 9.3(B), as the case may be, calculated on a consolidated basis for the Companies.

         DEBT means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt, (ii) obligations of such Person under Capital Leases, and (iii) obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations, and obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (b) all obligations of the type referred to in CLAUSES (A)(I) through (A)(II) above of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor, or otherwise; (c) all obligations of the type referred to in CLAUSES (A)(I) through CLAUSE (A)(II) and CLAUSE (B) above of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; (d) obligations of such Person under reimbursement agreements for advances made by an issuer of a letter of credit but only if such obligation is payable over more than, or outstanding longer than, thirty (30) days from the date such obligation arises; and (e) net payments under Financial Hedges.

         DEBTOR RELIEF LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally.

         DEFAULT is defined in SECTION 10.

         DEFAULT RATE means a per annum rate of interest equal from day to day to the lesser of (a) the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings for the relevant Facility plus 2% and (b) the Maximum Rate.

         DISTRIBUTION for any Person means, with respect to any shares of any capital stock, membership interest, or any other equity securities issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities, and (c) any other payment by such Person with respect to such securities.

         DOLLARS and the symbol $ means lawful money of the United States of America.

         EBITDA is defined in Section 9.30.

         ELIGIBLE ASSIGNEE means (a) a Lender; (b) an Affiliate of a Lender (so long as (i) such assignment is not made in conjunction with the sale of such Affiliate and (ii) such Affiliate remains an Affiliate of such Lender); (c) an Approved Fund of the assigning Lender; and (d) any other Person approved by Administrative Agent (which approval will not be unreasonably withheld or delayed by Administrative Agent) and (unless a Default or Potential Default has occurred and is continuing at the time any assignment is effected in accordance with SECTION 13.13) Borrower (which approval will not be unreasonably withheld or delayed by Borrower and which approval will be deemed given by Borrower if no objection is received by the assigning Lender and Administrative Agent from Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to Borrower); provided, however, that neither Borrower nor any Affiliate of Borrower shall qualify as an Eligible Assignee.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and established or maintained by any Company or ERISA Affiliate, but not including any Multiemployer Plan.

         ENVIRONMENTAL LAW means any applicable Law that relates to (a) the condition or protection of air; groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss.9601 et seq.) ("CERCLA"), the Clean Air Act (42 U.S.C.ss.7401 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act (33 U.S.C.ss.1251 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.ss.136 et seq.), the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C.ss.11001 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 et seq.), the National Environmental Policy Act of 1969 (42 U.S.C.ss.4321 et seq.), the Oil Pollution Act (33 U.S.C.ss.2701 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 et seq.), the Rivers and Harbors Act (33 U.S.C.ss.401 et seq.), the Safe Drinking Water Act (42 U.S.C.ss.201 and ss.300f et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C.ss.6901 et seq.), the Toxic Substances Control Act (15 U.S.C.ss.2601 et seq.), and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous future enacted or adopted Law, or (d) the Release or threatened Release of Hazardous Substances.

         ENVIRONMENTAL LIABILITY means any obligation, liability (including, without limitation, any strict liability), loss, fine, penalty, charge, Lien, damage, cost, or expense of any kind to the extent that it results (a) from any violation of or any obligation or liability under any Environmental Law, (b) from the presence, Release, or threatened Release of any Hazardous Substance, or
(c) from actual or threatened damages to natural resources.

         ENVIRONMENTAL PERMIT means any permit, license, or other Authorization from any Governmental Authority that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA AFFILIATE means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is (or has been within the past six years) a member of any Company's controlled group or which is (or has been within the past six years) under common control with any Company within the meaning of Section 414(b), (c), (m), or (o) of the Code.

         EURODOLLAR RATE means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, two Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurodollar Rate Borrowing.

         EURODOLLAR RATE BORROWING means a Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings.

         EVENT OF DEFAULT is defined in SECTION 10.

         EXCESS CASH FLOW means, on any date of determination with respect to the fiscal year then most recently ended, solely with respect to Borrower on a non-consolidated basis: (i) cash provided (used) by operating activities, as shown in the statement of cash flows included in the condensed financial statements of Borrower as required by Rule 12-04 of regulation S-X and included in Borrower's annual report to the Securities and Exchange Commission on Form 10-K, plus (ii) cash dividends received from Subsidiaries, less (iii) capital contributions made by Borrower to any Insurance Subsidiary, less (iv) all amounts remitted in prepayment of the Term Loan Principal Debt and/or the Revolver Principal Debt pursuant to SECTION 9.23(G) of this Agreement (relating to the sale of shares of MEEMIC stock), less (v) $10,000,000.00; provided, however, in no event, shall Excess Cash Flow be less than $0.00.

         EXHIBIT means an exhibit to this Agreement unless otherwise specified.

         EXISTING DEBT is defined in SECTION 9.12(D).

         FACILITIES means, collectively, the Revolver Facility and the Term Loan Facility; FACILITY means, either of the Revolver Facility or the Term Loan Facility.

         FASB 115 means Statement No. 115 (Accounting for Certain Investments in Debt and Equity Securities) issued by the Financial Accounting Standards Board.

         FEDERAL FUNDS RATE means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined (which determination shall be conclusive and binding, absent manifest error) by Administrative Agent to be equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent (which determination shall be conclusive and binding, absent manifest error).

         FINANCIAL HEDGE means a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates and which complies with the applicable requirements of SECTION 9.27(C) and is otherwise in compliance with the requirements of the Loan Documents.

         FINANCIAL PROJECTIONS means, the following financial statements prepared by or on behalf of Borrower: (i) the Projected Parent Only Condensed Statements of Cash Flows for the periods ending December 31, 2001, 2002 and 2003; (ii) the Projected Parent Only Condensed Balance Sheets for the periods ending December 31, 2001, 2002 and 2003; (iii) the Projected Parent Only Condensed Statements of Income for the periods ending December 31, 2001, 2002 and 2003;

(iv) the Projected Condensed Consolidated Balance Sheets for the periods ending December 31, 2001, 2002 and 2003; and (v) the Projected Consolidated Condensed Statements of Income for the periods ending December 31, 2001, 2002 and 2003.

         FINANCIAL STATEMENTS means balance sheets, statements of changes in capital, statements of income, and statements of cash flows prepared in accordance with GAAP, which statements shall be in comparative form to the corresponding period of the preceding fiscal year, and which balance sheets shall be in comparative form to the prior fiscal year-end figures.

         FIXED CHARGE COVERAGE RATIO is defined in Section 9.30.

         FIXED CHARGE NUMERATOR is defined in Section 9.30.

         FIXED CHARGES is defined in Section 9.30.

         FOREIGN SUBSIDIARY of any Person means a Subsidiary of such Person that is organized or incorporated under the Laws of a jurisdiction other than a jurisdiction of the United States.

         FUNDED DEBT is defined in Section 9.30.

         FUNDING DATE means the date upon which all conditions precedent specified in SECTION 7.1 have been satisfied or waived and the initial Borrowing under this Agreement is disbursed to or for the benefit of Borrower.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which are applicable from time to time.

         GOVERNMENTAL AUTHORITY means any (a) local, state, municipal, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         HAZARDOUS SUBSTANCE means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated, under any Environmental Law, including without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA, (b) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (c) asbestos and asbestos-containing materials in any form, (d) polychlorinated biphenyls, or (e) urea formaldehyde foam.

         INSURANCE REGULATORS means all insurance departments, insurance commissioners and similar Governmental Authorities of the various states of the United States of America or any foreign jurisdiction with jurisdiction or regulatory authority over Borrower or any of the Companies.

         INSURANCE SUBSIDIARY means any Company which is licensed to engage in the business of providing insurance in any jurisdiction.

         INTERCOMPANY ACQUISITION means (i) a merger, consolidation, amalgamation, or combination by any Company with another Company permitted by
SECTION 9.25, or (ii) sales, assignments, transfers, or dispositions of the capital stock (or other ownership interests) of a Company to the extent transferred by one Company to another Company as permitted under SECTION 9.25; and (iii) sales or dispositions of all or substantially all the assets of a Company to the extent transferred by one Company to another Company as permitted under SECTION 9.23(E).

         INTEREST EXPENSE is defined in Section 9.30.

         INTEREST PERIOD is determined in accordance with SECTION 3.10.

         LAWS means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LEAD ARRANGER means SouthTrust Bank, and its successors and assigns, in its capacity as sole lead arranger under the Loan Documents.

         LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the assignments made in accordance with SECTION 13.13(B)), and, subject to the terms and conditions of this Agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this Agreement); provided that, solely for purposes of any Collateral Document and SECTIONS 12, 3.13, and 3.14, "LENDERS" shall also include any Lender or Affiliate of a Lender who is party to a Financial Hedge with any Company, and their respective successors and assigns (for purposes hereof, each Lender shall be deemed to have entered into this Agreement for and on behalf of any Affiliate now or hereafter party to a Financial Hedge with any Company).

         LEVERAGE RATIO is defined in Section 9.30.

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         LITIGATION means any action by or before any Governmental Authority.

         LOAN ACCOUNT means any record (including, without limitation, the Register) maintained by any Lender in the ordinary course of business or by Administrative Agent evidencing the Principal Debt owed to each Lender.

         LOAN DOCUMENTS means (a) this Agreement, the Notes, and the Collateral Documents, (b) all agreements, documents, or instruments in favor of Agents or Lenders ever delivered pursuant to this Agreement or otherwise delivered in connection with either or both of the Facilities, and (c) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

         MAI means Medical Assurance, Inc., a Delaware corporation.

         MATERIAL ADVERSE EVENT means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of the Companies to perform any of their payment or other material obligations under the Loan Documents or the ability of Administrative Agent or any Lender to enforce any such obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on the business, properties or condition (financial or otherwise), of the Companies, taken as a whole, or (c) Default or Potential Default.

         MATERIAL AGREEMENT means any contract material to the respective business of any Company or any other written or oral agreement, contract, commitment, or understanding to which any Company is a party, by which such Company is directly or indirectly bound, or to which any assets of such Company may be subject and which involves revenue payable to any Company in excess of $20,000,000 in the aggregate during any 12-month period, or financial obligations of any Company in excess of $20,000,000 in the aggregate during any 12-month period.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         MEEMIC means MEEMIC Holdings, Inc., a Michigan corporation.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 4140 of the Code to which any Company or ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions or has, within any of the preceding five plan years, made or accrued an obligation to make contributions.

         NAIC means the National Association of Insurance Commissioners or any successor thereto.

         NET INCOME is defined in Section 9.30.

         NET WORTH is defined in Section 9.30.

         NOTES means, at the time of any determination thereof, all outstanding and unpaid Revolver Notes and the Term Loan Notes.

         OBLIGATION means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Administrative Agent, any other Agent, any Lender, or any Affiliate of any Lender by any Company arising from, by virtue of, or pursuant to any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including, without limitation, all reasonable attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Documents; provided that, all references to the "Obligation" in the Collateral Documents and in SECTIONS 3.12, 3.13, and 3.14, shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising from, by virtue of, or pursuant to any Financial Hedge entered into by any Company.

         OSHA means the Occupational Safety and Health Act of 1970, 29 U.S.C. ss.671 et seq.

         OTHER TAXES is defined in SECTION 4.6(B).

         PARTICIPANT is defined in SECTION 13.13(E).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof established pursuant to ERISA.

         PENSION PLAN means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code which (a) is maintained for employees of Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of Borrower or any of their current or former ERISA Affiliates.

         PERMITTED ACQUISITION means, individually and collectively:

                  (a)      the Consolidation;

                  (b) any Acquisition by any Company of assets used in or businesses which are engaged in the domestic insurance industry, with respect to which each of the following requirements have been satisfied:

                           (i) the Purchase Price (as defined below) for such Acquisition (A) must be less than or equal to $10,000,000, and (B) when aggregated with the Purchase Price of all other Permitted Acquisitions covered by this clause
                  (b) consummated on and after the Signing Date to any date of determination, does not exceed in the aggregate ten percent (10%) of Net Worth as shown in the most recent audited, year-end Financial Statements delivered to Administrative Agent, and

                           (ii) no Default or Potential Default exists at the time of such Acquisition or arises after giving effect to the consummation thereof; and/or provided that, without the consent of the Required Lenders, no such Acquisition shall be permitted if (x) Funded Debt is incurred or assumed in connection with the financing of such Acquisition and (y) the Borrower's Leverage Ratio is 3.0 to 1.0 or greater immediately after giving effect to such Acquisition; and/or

                  (c) any other Acquisition for which the prior written consent of Required Lenders has been obtained in accordance with SECTION 7.2. The Administrative Agent will not request any consents from the Lenders until Borrower shall have complied with the requirements set forth in SECTION 7.2.

As a condition to obtaining the consent of the Required Lenders under subparagraph (b) hereof, the Borrower will furnish the following information to the Administrative Agent prior to completion of the subject Acquisition; (i) the Purchase Price (herein defined) and (ii) the source of funds for payment of the Purchase Price.

As used herein, the term "Purchase Price" means all direct, indirect and deferred cash and non-cash payments made to or for the benefit of the Person being acquired (or whose assets are being acquired), its shareholders, officers, directors, employees or Affiliates in connection with such Acquisition, including, without limitation, the amount of any Debt being assumed in connection with such Acquisition (and subject to the limitations on Permitted Debt hereunder), seller financing, payments (valued at their present value discounted at the Base Rate) under non-competition or consulting agreements (excluding any individual consulting or non-compete agreements) entered into in connection with such Acquisition and similar agreements, all non-cash consideration and the value of any stock, options or warrants or other Rights to acquire stock issued as part of the consideration in such transaction.

         PERMITTED DEBT means Debt permitted under SECTION 9.12 as described in such Section.

         PERMITTED LIENS means Liens permitted under SECTION 9.13 as described in such Section.

         PERSON means any individual, entity, or Governmental Authority.

         PICM means Professionals Group, Inc., a Michigan corporation.

         POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become a Default or an Event of Default.

         PRINCIPAL DEBT means, at the time of any determination thereof, the sum of the Revolver Principal Debt and the Term Loan Principal Debt.

         PRO RATA or PRO RATA PART, for each Lender, means on any date of determination (a) for purposes of sharing, any amount or fee payable to any Lender in respect of a Facility, the proportion which the portion of the Principal Debt for the applicable Facility owed to such Lender bears to the Principal Debt under the applicable Facility owed to all Lenders at the time in question, and (b) for all other purposes, the proportion which the portion of the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders at the time in question, or if no Principal Debt is outstanding, then the proportion that the aggregate of such Lender's Committed Sums then in effect under the Facilities bears to the Total Commitment then in effect.

         REGISTER is defined in SECTION 13.13(C).

         REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

         REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil in violation of any Environmental Law.

         REPORTING ENTITIES is defined in SECTION 8.6.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

         REQUIRED LENDERS means (a) on any date of determination on and after the Signing Date and prior to the Funding Date, those Lenders holding 66.667% or more (or in the case of any amendment, consent, or waiver with respect to any covenant or requirement in Section 9.30, those Lenders holding 81% or more) of the Total Commitment, (b) on any date of determination on and after the Funding Date and prior to the Termination Date for the Revolver Facility, those Lenders holding 66.667% or more (or in the case of any amendment, consent, or waiver with respect to any covenant or requirement in Section 9.30, those Lenders holding 81% or more) of the sum of (i) the Revolver Commitment plus
(ii) the Term Loan Principal Debt; and (c) on any date of determination on or after the Termination Date for the Revolver Facility, those Lenders holding 66.667% or more (or in the case of any amendment, consent, or waiver with respect to any covenant or requirement in Section 9.30, those Lenders holding 81% or more) of the sum of the Principal Debt.

         RESERVE ACCOUNT means any deposit account or other similar asset of a Company maintained with, or held under the control of, a Lender if such account or asset is held (i) in a custodial or trust account with any Lender, or (ii) in any other special account, designated as such, established to meet loss reserve and/or unearned premium reserve requirements in accordance with guidelines or requirements of Insurance Regulators and applicable Laws.

         RESERVE REQUIREMENT means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Eurodollar Rate Borrowings, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required by Law to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Rate Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         RESPONSIBLE OFFICER means with respect to Borrower, its chairman, president, chief executive officer, chief financial officer, senior vice president, or treasurer, or, for all purposes under the Loan Documents, any other officer designated from time to time by the Board of Directors of Borrower.

         RESTRICTED PAYMENTS means (a) redemptions, repurchases, dividends, and Distributions of any kind in respect of the capital stock (including, without limitation, any class of common or preferred shares), membership interests, or other equity interests issued by any Company; (b) partnership Distributions of any kind in respect of partnership interests of any Company that is a partnership; and (c) payments of principal and interest on, and any redemptions or repurchases of, Subordinated Debt.

         REVOLVER COMMITMENT means an amount (subject to reduction or cancellation as herein provided) equal to $40,000,000.

         REVOLVER COMMITMENT USAGE means, at the time of any determination thereof, the sum of the aggregate Revolver Principal Debt.

         REVOLVER FACILITY means the credit facility as described in and subject to the limitations set forth in SECTION 2.1.

         REVOLVER LENDER means, on any date of determination, any Lender that has a Committed Sum under the Revolver Facility or that is owed any Revolver Principal Debt.

         REVOLVER NOTE means a promissory note in substantially the form of EXHIBIT A-1, and all amendments, renewals and extensions of all or any part thereof, and any promissory note or notes given in substitution therefore.

         REVOLVER PRINCIPAL DEBT means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Revolver Facility.

         RIGHTS means rights, remedies, powers, privileges, and benefits.

         ROLLING PERIOD is defined in Section 9.30.

         SAP means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) from time to time in the jurisdiction of domicile of such Insurance Subsidiary for the preparation of Annual Statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary.

         SCHEDULE means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Documents.

         SECURITY AGREEMENT means (a) a Pledge and Security Agreement in substantially the form and upon the terms of EXHIBIT D, executed by any Person pursuant to the requirements of the Loan Documents; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Security Agreement made in accordance with the Loan Documents.

         SIGNIFICANT SUBSIDIARY means (a) each of the companies specified as such on SCHEDULE 1A to this Agreement plus (b) each Subsidiary, if any, whether now or hereafter existing, (i) whose income for the most recently-completed fiscal year of Borrower shall constitute at least 10.00% of the Net Income of the Companies on a consolidated basis, or (ii) whose net worth as of the end of the most recently-completed fiscal year of Borrower shall constitute at least 10.00% of the Net Worth of the Companies on a consolidated basis.

         SIGNING DATE means the date upon which this Agreement has been executed by Borrower, Lenders and Administrative Agent and the Notes and the other Loan Documents listed on SCHEDULE 7.1 have been executed and delivered to the Administrative Agent.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise to the extent reasonably ascertainable), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         SOUTHTRUST BANK means SouthTrust Bank, an Alabama banking corporation, and its successors and assigns.

         SUBORDINATED DEBT means any Debt of any Company subordinated to the Obligation on terms (including, without limitation, subordination terms) reasonably acceptable to Administrative Agent and its counsel.

         SUBSIDIARY of any Person means (a) any entity of which an aggregate of more than 50% (in number of votes) of the stock, membership interests, or other equity interests (other than partnership interests) is owned of record or beneficially, directly or indirectly, by such Person, or (b) any partnership (limited or general) of which such Person shall at any time be the controlling general partner determined in accordance with GAAP or own, directly or indirectly, more than 50% of the issued and outstanding partnership interests.

         SYNDICATION AGENT means SouthTrust Bank and its permitted successors or assigns as "Syndication Agent" under the Loan Documents.

         TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         TERM LOAN COMMITMENT means an amount (subject to reduction or cancellation as herein provided) equal to $110,000,000.

         TERM LOAN FACILITY means the credit facility as described in and subject to the limitations set forth in SECTION 2.2.

         TERM LOAN LENDER means, on any date of determination, any Lender that has a Committed Sum under the Term Loan Facility or that is owed any Term Loan Principal Debt.

         TERM LOAN NOTE means a promissory note substantially in the form of EXHIBIT A-2, and all amendments, renewals and extensions of all or any part thereof, and any promissory note or notes given in substitution therefore.

         TERM LOAN PRINCIPAL DEBT means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Term Loan Facility.

         TERMINATION DATE means (a) for purposes of the Revolver Facility, the earlier of (i) May 31, 2003, and (ii) the effective date of any other termination, cancellation, or acceleration of all commitments to lend under the Revolver Facility; and (b) for purposes of the Term Loan Facility, the earlier of (i) May 31, 2006, and (ii) the effective date of any other termination, cancellation, or acceleration of the Term Loan Facility.

         TERMINATION EVENT means (a) a "Reportable Event" described in Section 4043 of ERISA (other than a Reportable Event as to which the provision of 30 days notice has been waived by the PBGC under applicable regulations), (b) the withdrawal of Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a distress termination under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the partial or complete withdrawal of Borrower or any ERISA Affiliate from a Multiemployer Plan, (g) the imposition of a lien pursuant to Section 412 of the Code or
Section 302 of ERISA, (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         TOTAL COMMITMENT means, on any date of determination, the sum of all Committed Sums then in effect for all Lenders in respect of the Revolver Facility and the Term Loan Facility (as the same may have been reduced or canceled as provided in the Loan Documents).

         TYPE means any type of Borrowing determined with respect to the interest option applicable thereto.

         VOTING STOCK means the capital stock (or equivalent thereof) of any class or kind, issued by Borrower, the holders of which are entitled to vote for the election of directors, managers, or other voting members of the governing body of Borrower.

         WHOLLY-OWNED when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

         1.2 NUMBER AND GENDER OF WORDS; OTHER REFERENCES. Unless otherwise specified in the Loan Documents, (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender,
(b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and
(j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

         1.3 ACCOUNTING PRINCIPLES. Unless otherwise provided or specified, all accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP or SAP, as appropriate, and, all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. If Borrower or any Lender determines that a change in GAAP, SAP or the NAIC risk-based capital rules from that in effect on December 31, 2000 has altered the treatment of certain financial data to its detriment under this Agreement, such party may, by written notice to the others and Administrative Agent not later than ten days after the date of such determination, request a modification of the financial covenants affected by such change to reflect the effect of such change. If Borrower and Required Lenders have not agreed on revised covenants to reflect the effect of such change within 30 days after delivery of such notice, then, for purposes of this Agreement, GAAP, SAP or the NAIC risk-based capital rules, as the case may be, will have the meaning given to such term on the date just prior to the date on which the applicable change that gave rise to the renegotiation with respect to such change occurred.

SECTION 2         BORROWING PROVISIONS.

         2.1 REVOLVER FACILITY. Each Revolver Lender severally, but not jointly, agrees to lend to Borrower such Revolver Lender's Commitment Percentage of one or more Borrowings under the Revolver Facility not to exceed such Revolver Lender's Committed Sum under the Revolver Facility, which Borrowings may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents; provided that, (a) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date for the Revolver Facility; (b) each such Borrowing shall be in an amount not less than (i) $1,000,000 or a greater integral multiple of $100,000 if a Eurodollar Rate Borrowing, or (ii) $500,000 or a greater integral multiple of $100,000 if a Base Rate Borrowing; (c) on any date of determination, after giving effect to the requested Borrowing, the Revolver Commitment Usage shall never exceed the Revolver Commitment; and (d) on any date of determination, after giving effect to the requested Borrowing, each Lender's Commitment Percentage (under the Revolver Facility) of the Revolver Commitment Usage shall not exceed such Lender's Committed Sum with respect to the Revolver Facility.

         2.2 TERM LOAN FACILITY. Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Documents, each Term Loan Lender severally, but not jointly, agrees to lend to Borrower in a single Borrowing on the Funding Date such Lender's Commitment Percentage of the Term Loan Commitment or such lesser amount as Borrower shall request thereunder. No Borrowing under the Term Loan Facility shall be permitted at any time after the Funding Date. If all or a portion of the Term Loan Principal Debt is paid or prepaid, then the amount so paid or prepaid may not be reborrowed.

         2.3      TERMINATIONS OR REDUCTIONS OF COMMITMENTS.

                  (a) Voluntary Commitment Reduction. Without premium or penalty, and upon giving not less than ten Business Days prior written and irrevocable notice to Administrative Agent, Borrower may terminate in whole or in part the unused portion of the Revolver Commitment; provided that: (i) each partial termination of the Revolver Commitment shall be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000; and (ii) on any date of determination, the amount of the Revolver Commitment may not be reduced below the Revolver Commitment Usage. At the time of any commitment termination under this SECTION 2.3, Borrower shall pay to Administrative Agent, for the account of each Revolver Lender, as applicable, all accrued and unpaid fees then due and payable under this Agreement, all accrued and unpaid interest attributable to the amount of that reduction, and any related Consequential Loss. Any part of the Revolver Commitment that is terminated may not be reinstated.

                  (b) Mandatory Commitment Reductions. To the extent any payment or reduction of the Revolver Principal Debt pursuant to SECTION 3.12(B) results in a mandatory reduction of the Revolver Commitment, then the Revolver Commitment shall be reduced by the amount of such payment, and each Revolver Lender's Committed Sum under the Revolver Facility shall be ratably reduced by such amount.

                  (c) Ratable Allocation of Revolver Commitment Reductions. Each reduction of the Revolver Commitment under this SECTION 2.3 shall be allocated among the Revolver Lenders in accordance with their respective Commitment Percentages under the Revolver Facility.

         2.4      BORROWING PROCEDURE. The following procedures apply to all
                  Borrowings:

                  (a) Borrowing Request. Borrower may request a Borrowing by making or delivering a Borrowing Notice to Administrative Agent requesting that Lenders fund a Borrowing on a certain date (the "BORROWING DATE"), which Borrowing Notice (i) shall be irrevocable and binding on Borrower, (ii) shall specify the Facility or Facilities under which such Borrowing is being made,
(iii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Rate Borrowings) Interest Period, (iv) must be received by Administrative Agent no later than 11:00 a.m. Birmingham, Alabama time on the second Business Day preceding the Borrowing Date for any Eurodollar Rate Borrowing or on the Business Day immediately preceding the Borrowing Date for any Base Rate Borrowing, and (v) shall state the purpose or purposes for which such Borrowing is being requested. Administrative Agent shall timely notify each Lender with respect to each Borrowing Notice.

                  (b) Funding. Each Lender shall remit its Commitment Percentage for the relevant Facility of each requested Borrowing to Administrative Agent's principal office in Birmingham, Alabama, in funds which are or will be available for immediate use by Administrative Agent by 11:00 a.m., Birmingham, Alabama time on the applicable Borrowing Date. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by the requisite Lenders under SECTION 13.11) make such funds available to Borrower by causing such funds to be deposited to Borrower's account as designated to Administrative Agent by Borrower.

                  (c) Funding Assumed. Absent contrary written notice from a Lender, Administrative Agent may assume that each Lender has made its Commitment Percentage of the-requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, Administrative Agent may recover the applicable amount on demand (i) from that Lender, together with interest commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal Funds Rate, or (ii) from Borrower if such Lender fails to pay its amount upon demand. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by SECTION 2.4(B); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

SECTION 3         TERMS OF PAYMENT.

         3.1      LOAN ACCOUNTS, NOTES, AND PAYMENTS.

                  (a) Loan Accounts. The Principal Debt owed to each Lender shall be evidenced by one or more Loan Accounts or records maintained by Administrative Agent in the ordinary course of business. The Loan Accounts or records maintained by Administrative Agent (including, without limitation, the Register) shall be prima facie evidence absent manifest error of the amount of the Borrowings made by Borrower from each Lender under this Agreement (and the Facilities thereunder) and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower under the Loan Documents to pay any amount owing with respect to the Obligation.

                  (b) Notes. In addition to the Loan Accounts, the Principal Debt owed to each Lender shall be evidenced by one or more of the following Notes (as the case maybe): (i) a Revolver Note (with respect to Revolver Principal Debt); and (ii) a Term Loan Note (with respect to Term Loan Principal Debt).

                  (c) Payment. All payments of principal, interest, and other amounts to be made by Borrower under the Loan Documents shall be made to Administrative Agent at its principal office in Birmingham, Alabama in Dollars and in funds which are or will be available for immediate use by Administrative Agent by 11:00 a.m., Birmingham, Alabama time on the day due, without setoff, deduction, or counterclaim. Payments made after 11:00 a.m., Birmingham, Alabama, time shall be deemed made on the Business Day next following. Administrative Agent shall pay to each Lender any payment of principal, interest, or other amount to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided such payment is received by Administrative Agent prior to 11:00 a.m., Birmingham, Alabama time, and otherwise before 11:00 a.m., Birmingham, Alabama time on the Business Day next following.

                  (d) Payment Assumed. Unless Administrative Agent has received notice from Borrower prior to the date on which any payment is due under this Agreement that Borrower will not make that payment in full, Administrative Agent may assume that Borrower has made the full payment due and Administrative Agent may, in reliance upon that assumption, cause to be distributed to the appropriate Lender on that date the amount then due to such Lenders. If and to the extent Borrower does not make the full payment due to Administrative Agent, each Lender shall repay to Administrative Agent on demand the amount distributed to that Lender by Administrative Agent, together with interest for each day from the date that Lender received payment from Administrative Agent until the date that Lender repays Administrative Agent (unless such repayment is made on the same day as such distribution), at an annual interest rate equal to the Federal Funds Rate.

         3.2      INTEREST AND PRINCIPAL PAYMENTS.

                  (a) Interest. Accrued interest on each Eurodollar Rate Borrowing is due and payable on the last day of its respective Interest Period and on the Termination Date for the applicable Facility. Accrued interest on each Base Rate Borrowing shall be due and payable on the first day of each month, commencing July 1, 2001 (or if such day is not a Business Day, on the next succeeding Business Day), and on the Termination Date for the applicable Facility.

                  (b) Revolver Principal Debt. The Revolver Principal Debt is due and payable on the Termination Date for the Revolver Facility.

                  (c) Term Loan Principal Debt. The Term Loan Principal Debt is due and payable in quarterly installments in the principal amount of $2,500,000 each, commencing on September 30, 2001, and continuing thereafter on the last Business Day of each March, June, September, and December, and a final payment equal to all remaining outstanding Term Loan Principal Debt shall be due on the Termination Date for the Term Loan Facility.

         3.3      OPTIONAL AND MANDATORY PREPAYMENTS.

                  (a) Optional Prepayments. After giving Administrative Agent advance written notice of the intent to prepay, Borrower may voluntarily prepay all or any part of the Revolver Principal Debt and the Term Loan Principal Debt from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by Administrative Agent by 11:00 a.m. Birmingham, Alabama time on the third Business Day preceding the date of prepayment of any Borrowing; (ii) each such partial prepayment must be in a minimum amount of at least $1,000,000 or a greater integral multiple of $100,000 or such lesser amount as may be outstanding under the applicable Facility; (iii) any Eurodollar Rate Borrowing may only be prepaid at the end of an applicable Interest Period (unless Borrower pays the amount of any Consequential Loss); and (iv) Borrower shall pay any related Consequential Loss within ten days after demand therefor. Conversions under SECTION 3.11 are not prepayments. Each notice of prepayment shall specify the prepayment date, the Facility hereunder being prepaid, and the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein, together with (unless such prepayment is made with respect to a Base Rate

Borrowing under the Revolver Facility) accrued and unpaid interest to the date of such payment on the aggregate principal amount prepaid.

                  Unless a Default or Potential Default has occurred and is continuing or would arise as a result thereof (whereupon the provision of SECTION 3.12(B) shall apply), (i) any payment or prepayment of the Revolver Principal Debt may be reborrowed by Borrower, subject to the terms and conditions hereof, and (ii) any voluntary prepayments of the Term Loan Facility may not be reborrowed, shall be applied to the Term Loan Principal Debt in inverse order of maturity of the regularly-scheduled principal installments under the Term Loan Facility as set forth in SECTION 3.2(C), and shall be allocated Pro Rata to each Term Loan Lender.

                  (b) Term Loan Facility Mandatory Prepayments from Excess Cash Flow. No mandatory prepayment under this SECTION 3.3(B) shall be required during calendar year 2001. No later than the 30th day following the date of delivery of the Financial Statements required under SECTION 9.3(A) for fiscal year 2001 and each fiscal year thereafter, (but in any event no later than 150 days after the end of each fiscal year of the Companies), the Term Loan Principal Debt shall be permanently prepaid by an amount equal to the lesser of
(A) 50% of Excess Cash Flow for the fiscal year covered by such Financial Statements or (B) $15,000,000. Unless a Default or Potential Default then exists or arises as a result thereof (whereupon the provisions of SECTION 3.12(B) shall apply), each prepayment under this SECTION 3.3(B) from payments from Excess Cash Flow made in fiscal year 2002 and thereafter shall be applied as a prepayment of the Obligation arising under the Term Loan Facility. All mandatory prepayments of the Term Loan Principal Debt shall be applied to unpaid installments of Term Loan Principal Debt in the inverse order of the maturity thereof and shall be allocated Pro Rata to each Term Loan Lender.

                  (c) Revolver Facility Mandatory Payments/Reductions. On any date of determination if the Revolver Commitment Usage exceeds the Revolver Commitment then in effect, then Borrower shall make a mandatory prepayment of the Revolver Principal Debt in at least the amount of such excess, together with
(x) all accrued and unpaid interest on the principal amount so prepaid and (y) any Consequential Loss arising as a result thereof. All mandatory prepayments under the Revolver Facility or Revolver Commitment reductions hereunder shall be allocated among the Revolver Lenders in accordance with their respective Commitment Percentages under the Revolver Facility.

                  (d) Mandatory Prepayments of Interest/Consequential Loss. All prepayments under this SECTION 3.3 shall be made, together with accrued interest to the date of such prepayment on the principal amount prepaid and any Consequential Loss arising as a result thereof.

         3.4 INTEREST OPTIONS. Except that the Eurodollar Rate may not be selected when a Default exists, and except as otherwise provided in this Agreement, Borrowings shall bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Borrower in accordance with this Agreement), the Base Rate plus the Applicable Margin for Base Rate Borrowings for the applicable Facility or the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings for the applicable Facility, and (b) the Maximum Rate. Each change in the Base Rate or the Maximum Rate, subject to the terms of this Agreement, will become effective, without notice to Borrower or any other Person, upon the effective date of such change.

         3.5 QUOTATION OF RATES. It is hereby acknowledged that a Responsible Officer or other appropriately designated officer of Borrower may call Administrative Agent on or before the date on which a Borrowing Notice is to be delivered by Borrower in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Lenders nor affect the rate of interest which thereafter is actually in effect when the Borrowing Notice is given or on the Borrowing Date.

         3.6 DEFAULT RATE. At the option of Required Lenders and to the extent permitted by Law, all past-due Principal Debt and all past-due interest accruing thereon shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment; provided that, the Default Rate shall automatically apply in the case of SECTION 11.3 where the Default Rate is specified.

         3.7 INTEREST RECAPTURE. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rates had at all times been in effect, then, at such time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Principal Debt.

         3.8 INTEREST CALCULATIONS. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of each Borrowing (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

         3.9 MAXIMUM RATE. Regardless of any provision contained in any Loan Document, neither Administrative Agent nor any Lender shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lenders shall refund such excess, and, in such event, Lenders shall not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.

         3.10 INTEREST PERIODS. When Borrower requests any Eurodollar Rate Borrowing, Borrower may elect the interest period (each an "INTEREST PERIOD") applicable thereto, which shall be, at Borrower's option and subject to availability, one, two, or three months; provided, however, that: (a) the initial Interest Period for a Eurodollar Rate Borrowing shall commence on the date of such Borrowing (including the date of any conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Rate Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Principal Debt; and (d) no more than an aggregate of eight (8) Interest Periods shall be in effect at one time.

         3.11 CONVERSIONS. Borrower may (a) convert a Eurodollar Rate Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a Eurodollar Rate Borrowing, and (c) elect a new Interest Period (in the case of a Eurodollar Rate Borrowing), by giving a Conversion Notice of such intent to Administrative Agent no later than 12:00 noon Birmingham, Alabama time on the second Business Day prior to the date of conversion or the last day of the Interest Period, as the case may be (in the case of a conversion to a Eurodollar Rate Borrowing or an election of a new Interest Period), and no later than 12:00 noon Birmingham, Alabama time one Business Day prior to the last day of the Interest Period (in the case of a conversion to a Base Rate Borrowing); provided that, the principal amount converted to, or continued as, a Eurodollar Rate Borrowing shall be in an amount not less than $1,000,000 or a greater integral multiple of $100,000 (or such lesser amount as is outstanding under any Facility). Administrative Agent shall timely notify each Lender with respect to each Conversion Notice. Absent Borrower's Conversion Notice or election of a new Interest Period, a Eurodollar Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. No Eurodollar

Rate Borrowing may be either made or continued as a Eurodollar Rate Borrowing, and no Base Rate Borrowing may be converted to a Eurodollar Rate Borrowing, if the interest rate for such Eurodollar Rate Borrowing would exceed the Maximum Rate. The Right to convert from a Base Rate Borrowing to a Eurodollar Rate Borrowing, or to continue as a Eurodollar Rate Borrowing, shall not be available during the occurrence of a Default or a Potential Default.

         3.12     ORDER OF APPLICATION.

                  (a) No Default. If no Default or Potential Default exists and if no order of application is otherwise specified in SECTION 3.3 or otherwise in the Loan Documents, payments and prepayments of the Obligation shall be applied first to fees, second to accrued interest then due and payable on the Principal Debt, and then to the remaining Obligation in the order and manner as Borrower may direct.

                  (b) Default. If a Default or Potential Default exists (or if Borrower fails to give directions as permitted under SECTION 3.12(A)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied to the Obligation in the following order: (i) to the ratable payment of all fees, expenses, and indemnities for which Agents or Lenders have not been paid or reimbursed in accordance with the Loan Documents (as used in this SECTION 3.12(B)(I), a "ratable payment" for any Lender or any Agent shall be, on any date of determination, that proportion which the portion of the total fees, expenses, and indemnities owed to such Lender or such Agent bears to the total aggregate fees and indemnities owed to all Lenders and Agents on such date of determination); (ii) to the ratable payment of accrued and unpaid interest on the Principal Debt (as used in this SECTION 3.12(B)(II), "ratable payment" means, for any Lender, on any date of determination, that proportion which the accrued and unpaid interest on the Principal Debt owed to such Lender bears to the total accrued and unpaid interest on the Principal Debt owed to all Lenders); (iii) to the ratable payment of the Principal Debt (as used in this SECTION 3.12(B)(III), "ratable payment" means for any Lender, on any date of determination, that proportion which the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders); and (iv) to the payment of the remaining Obligation in the order and manner Required Lenders deem appropriate.

Subject to the provisions of SECTION 12 and provided that Administrative Agent shall not in any event be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Lender and may suspend all payments or seek appropriate relief (including, without limitation, instructions from Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall promptly distribute such amounts to each Lender in accordance with the Agreement and the related Loan Documents.

         3.13 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.14) which is in excess of its share of any such payment in accordance with the relevant Rights of Lenders under the Loan Documents, such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment with each other Lender in accordance with the relevant Rights of Lenders under the Loan Documents. If all or any portion of such excess payment is subsequently recovered from such purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of such recovery. Borrower agrees that any Lender purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all of its Rights (including the Right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

         3.14 OFFSET. If a Default exists, each Lender shall be entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.13) the Rights of offset and/or banker's Lien against each and every account and other property, or any interest therein, which Borrower may now or hereafter have with, or which is now or hereafter in the possession of, such Lender to the extent of the full amount of the Obligation; provided, that, each Lender agrees that it shall not, and shall not have the right to, exercise any Right of offset and/or banker's Lien against any Reserve Account.

         3.15 BOOKING BORROWINGS. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that, no Affiliate shall be entitled to receive any greater payment under
SECTION 4 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

SECTION 4         CHANGE IN CIRCUMSTANCES.

         4.1      INCREASED COST AND REDUCED RETURN.

                  (a) Changes in Law. If, after the date hereof, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

                           (i)      Shall subject such Lender (or its
                  Applicable Lending Office) to any Tax or other charge with respect to any Eurodollar Rate Borrowing, its Notes, or its obligation to loan Eurodollar Rate Borrowings, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under the Loan Documents in respect of any Eurodollar Rate Borrowings (other than Taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) Shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the commitment of such Lender hereunder; or

                           (iii)    Shall impose on such Lender (or its
                  Applicable Lending Office) or the London interbank market any other condition affecting the Loan Documents or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Rate Borrowings or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under the Loan Documents with respect to any Eurodollar Rate Borrowing, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for the portion of such increased cost or reduction that relate to such Eurodollar Rate Borrowing. If any Lender requests compensation by Borrower under this SECTION 4.1(A), Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to loan or continue Borrowings of the Type with respect to which such compensation is requested, or to convert Borrowings of any other Type into Borrowings of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.4 shall be applicable); provided that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

                  (b) Capital Adequacy. If, after the date hereof, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Changes in Applicable Lending Office; Compensation Statement. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which statement shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         4.2 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Eurodollar Rate Borrowing:

                  (a) Inability to Determine Eurodollar Rate. Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) Cost of Funds. Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Lenders of funding Eurodollar Rate Borrowings for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lenders shall be under no obligation to fund additional Eurodollar Rate Borrowings, continue Eurodollar Rate Borrowings, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Rate Borrowings, either prepay such Borrowings or convert such Borrowings into Base Rate Borrowings in accordance with the terms of this Agreement.

         4.3 ILLEGALITY. Notwithstanding any other provision of the Loan Documents, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Borrowings hereunder, then such Lender shall promptly notify Borrower thereof and such Lender's obligation to make or continue Eurodollar Rate Borrowings and to convert other Base Rate Borrowings into Eurodollar Rate Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Borrowings (in which case the provisions of SECTION 4.4 shall be applicable).

         4.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to fund Eurodollar Rate Borrowings or to continue, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, shall be suspended pursuant to SECTIONS 4.1, 4.2, or 4.3, such Lender's Eurodollar Rate Borrowings shall be automatically converted into Base Rate Borrowings on the last day(s) of the then current Interest Period(s) for Eurodollar Rate Borrowings (or, in the case of a conversion required by SECTION 4.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTIONS 4.1, 4.2, or 4.3 that gave rise to such conversion no longer exist:

                  (a) To the extent that such Lender's Eurodollar Rate Borrowings have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Rate Borrowings shall be applied instead to its Base Rate Borrowings: and

                  (b) All Borrowings that would otherwise be made or continued by such Lender as Eurodollar Rate Borrowings shall be made or continued instead as Base Rate Borrowings, and all Borrowings of such Lender that would otherwise be converted into Eurodollar Rate Borrowings shall be converted instead into (or shall remain as) Base Rate Borrowings.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in SECTIONS 4.1, 4.2, or 4.3 that gave rise to the conversion of such Lender's Eurodollar Rate Borrowings pursuant to this
SECTION 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Borrowings made by other Lenders are outstanding, such Lender's Base Rate Borrowings shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Rate Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Rate Borrowings held by Lenders and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Committed Sums for the applicable Facility.

         4.5      COMPENSATION.

                  (a) Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                           (i) Any payment, prepayment, or conversion of a Eurodollar Rate Borrowing for any reason (including, without limitation, the acceleration of the loan pursuant to SECTION 11.1) on a date other than the last day of the Interest Period for such Borrowing; or

                           (ii) Any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in SECTION 7.3 to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Rate Borrowing on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant Borrowing Notice, or notice of prepayment, continuation, or conversion under this Agreement.

                  (b) If any Lender requests compensation under SECTION 4.1, or if any Lender is unable to fund or continue a Eurodollar Rate Borrowing as contemplated in SECTION 4.3 (collectively, "ADDITIONAL AMOUNTS"), then Borrower may, at its sole expense and effort, upon written notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse, all its interests, Rights, and obligations under the Loan Documents to an Eligible Assignee that shall assume such obligations; provided that, (i) Borrower shall have received the prior written consent of Administrative Agent to any such assignment; (ii) such Lender shall have received payment from Borrower of any Additional Amounts owed to such Lender by Borrower for periods prior to the replacement of such Lender and any costs incurred as a result of such replacement of a Lender; (iii) such assignment will result in reduction or elimination of the Additional Amounts; and (iv) such assignment and acceptance shall be made in accordance with, and subject to the requirements and restrictions contained in, SECTION 13.13(B). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

         4.6      TAXES.

                  (a) General. Any and all payments by Borrower to or for the account of any Lender or Administrative Agent under any Loan Document shall be made free and clear of and without deduction for any and all present or future United States federal, state or local Taxes, excluding, in the case of each Lender and Administrative Agent, Taxes imposed (by withholding or otherwise) on its income and franchise Taxes imposed on it by the jurisdiction under the Laws of which such Lender (or its Applicable Lending Office) or Administrative Agent (as the case may be) is organized, or any political subdivision thereof (all such non-excluded Taxes, the "Transaction Taxes"). If Borrower shall be required by Law to deduct any Transaction Taxes from or in respect of any sum payable under any Loan Document to any Lender or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.6) such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address listed in SCHEDULE 2.1, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) Stamp and Documentary Taxes. In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution or delivery of, or otherwise with respect to, any Loan Document (hereinafter referred to as "OTHER TAXES").

                  (c) Indemnification for Taxes. Borrower agrees to indemnify each Lender and Administrative Agent for the full amount of Transaction Taxes and Other Taxes (including, without limitation, any Transaction Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 4.6) paid by such Lender or Administrative Agent (as the case may be) and any liability (together with penalties, interest, and expenses accruing after notice to Borrower of the same) arising therefrom or with respect thereto.

                  (d) Withholding Tax Forms. Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the Signing Date in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with
(i) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income Tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to the Loan Documents is effectively connected with the conduct of a trade or business in the United States, or (ii) if such Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and intends to claim an exemption from United States withholding Tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower, and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code). Each Lender which so delivers a W-8, Form 1001, or 4224 further undertakes to deliver to Borrower and Administrative Agent additional forms (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, in each case certifying that such Lender is entitled to receive payments from Borrower under any Loan Document without deduction or withholding (or at a reduced rate of deduction or withholding) of any United States federal income Taxes, unless an event (including, without limitation, any change in Law) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it, and such Lender advises Borrower and Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income Tax.

                  (e) Failure to Provide Withholding Forms; Chances in Tax Laws. For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to SECTION 4.6(D) (unless such failure is due to a change in Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTION 4.6(A) or 4.6(C) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding Tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) Change in Applicable Lending Office. If Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Tax Payment Receipt. Within 30 days after the date of any payment of Transaction Taxes, and if requested by Administrative Agent, any other Taxes paid by a Company, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Survival. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this SECTION 4.6 shall survive the termination of the Total Commitment and the payment in full of the Obligation.

SECTION 5         FEES.

         5.1 TREATMENT OF FEES. Except as otherwise provided by Law, the fees described in this SECTION 5: (a) do not constitute compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in the Loan Documents, (c) shall be payable in accordance with SECTION 3.1(C), (d) shall be non-refundable, (e) shall, to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days, unless such computation would result in interest being computed in excess of the Maximum Rate in which event such computation shall be made on the basis of a year of 365 or 366 days, as the case may be.

         5.2 FEES OF ADMINISTRATIVE AGENT AND LEAD ARRANGER. Borrower shall pay to Administrative Agent and Lead Arranger, as the case may be, solely for their respective accounts, the fees described in the commitment letter and attached summary of terms and the separate fee letter, each dated as of March 12, 2001, among Borrower, Administrative Agent, and Lead Arranger, which payments shall be made on the Funding Date (unless otherwise specified), and in amounts calculated in accordance with, such letter agreements, and which obligations of MAI to pay such fees are expressly assumed by Borrower.

         5.3 REVOLVER FACILITY COMMITMENT FEES. Following the Funding Date, Borrower shall pay to Administrative Agent, for the ratable account of Revolver Lenders, a commitment fee, calculated daily from the Signing Date but payable in installments in arrears each March 31, June 30, September 30, and December 31 and on the Termination Date for the Revolver Facility, commencing June 30, 2001. On any day of determination, the commitment fee shall be an amount equal to the Applicable Margin for Commitment Fees multiplied by the amount by which (a) the Revolver Commitment on such day exceeds (b) the Revolver Commitment Usage on such day. Each such installment shall be calculated in accordance with SECTION 5.1(F). Solely for the purposes of this
SECTION 5.3, "ratable" shall mean, for any period of determination, with respect to any Revolver Lender, that proportion which (x) the average daily unused Committed Sum under the Revolver Facility of Such Revolver Lender during such period bears to (y) the amount of the average daily unused Revolver Commitment during such period.

         5.4 UP-FRONT FACILITIES FEE. Borrower agrees to pay to Administrative Agent, for the account of the Lenders on a Pro Rata basis, a one-time up-front facilities fee equal to $375,000. Such fee shall be fully earned, non- refundable, due and payable on the Signing Date.

SECTION 6         SECURITY.

         6.1 COLLATERAL. To secure the full and complete payment and performance of the Obligation, Borrower shall (and shall cause each other Company to) enter into Collateral Documents (in form and substance acceptable to Administrative Agent) pursuant to which, among other things, each such entity shall, to the extent permitted by applicable Law, grant, pledge, assign, and create first priority Liens (except to the extent Permitted Liens affect such priority) in favor of Administrative Agent (for the ratable benefit of Lenders) in and to 100% of each such Company's Rights, titles, and interests in the issued and outstanding stock, equity, or other investment securities issued by each Significant Subsidiary specified as such on SCHEDULE 1A and each additional Significant Subsidiary, other than MEEMIC and its Subsidiaries, which becomes a Significant Subsidiary after the Signing Date.

         6.2 FUTURE LIENS. Promptly upon the designation, formation, or Acquisition of any new Subsidiary of any Company (herein as the "ADDITIONAL ASSETS"), Borrower shall (or shall cause the appropriate Company to) execute and deliver to Administrative Agent all further instruments and documents (including, without limitation, Collateral Documents and all certificates and instruments representing shares of stock), and shall take all further action that may be necessary or desirable, or that Administrative Agent may reasonably request, to grant, perfect, and protect Liens in favor of Administrative Agent for the benefit of Lenders in such Additional Assets, as security for the Obligation to the extent Liens are required in such assets pursuant to SECTION 6.1; it being expressly understood that the granting of such additional security for the Obligation is a material inducement to the execution and delivery of this Agreement by each Lender. Upon satisfying the terms and conditions hereof, such Additional Assets shall be included in the "COLLATERAL" for all purposes under the Loan Documents, and all references to the "COLLATERAL" in the Loan Documents shall include the Additional Assets.

         6.3      RELEASE OF COLLATERAL.

                  (a) Sale or Disposition of Collateral. Upon any sale, transfer, or disposition of Collateral which is expressly permitted pursuant to the Loan Documents (or is otherwise authorized by Required Lenders or Lenders, as the case may be), and upon ten Business Days prior written request by Borrower (which request must be accompanied by true and correct copies of (i) all documents of transfer or disposition, including any contract of sale, (ii) a preliminary closing statement, if any, and (iii) all requested release instruments), Administrative Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of Liens granted to Administrative Agent for the benefit of Lenders pursuant hereto in such Collateral.

                  (b) General Provisions. The actions of Administrative Agent under this SECTION 6.3 are subject to the following: (i) no such release of Liens shall be granted if any Default or Potential Default has occurred and is continuing; (ii) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent's opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty; and (iii) such release shall not in any manner discharge, affect, or impair the Obligation or Liens upon (or obligations of any Company in respect of) all interests retained by the Companies, including, without limitation, the proceeds of any sale, all of which shall continue to constitute Collateral.

         6.4 NEGATIVE PLEDGE. Borrower hereby covenants and agrees not to (and shall cause each other Company not to) create, incur, grant, suffer, or permit to be created or incurred any Lien on any of their respective assets, other than Permitted Liens; it being expressly understood that the provisions of this negative pledge are a material inducement to the execution and delivery of this Agreement by each Lender.

         6.5 CONTROL; LIMITATION OF RIGHTS. Notwithstanding anything in any Loan Document to the contrary, (a) the transactions contemplated hereby (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Companies by Agents or Lenders, or control, affirmative or negative, direct or indirect, by Agents or Lenders over the management or any other aspect of the operation of the Companies, which ownership or control remains exclusively and at all times in the Companies, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntary or involuntary, directly or indirectly, of any Authorization at any time issued by any Insurance Regulator to any Company; and (b) Administrative Agent shall not, without first obtaining necessary approval of each applicable Insurance Regulator, take any action pursuant to any Loan Document that would constitute or result in any assignment of any Authorization or any change of control of any Company, if such assignment or change of control would require, under then existing Law (including the written rules and regulations promulgated by an applicable Insurance Regulator), the prior approval of such Insurance Regulator.

SECTION 7         CONDITIONS PRECEDENT.

         7.1 CONDITIONS PRECEDENT TO THE INITIAL BORROWING. This Agreement shall not become effective, and Lenders shall not be obligated to advance any Borrowing, unless: (a) Administrative Agent has received all of the agreements, documents, instruments, and other items described on SCHEDULE 7.1; (b) all other conditions precedent described on SCHEDULE 7.1 shall have been satisfied;
(c) Administrative Agent has received all of the agreements, documents, instruments and other items described on SCHEDULE 7.1A; and (d) all other conditions precedent described on SCHEDULE 7.1A shall have been satisfied. All conditions precedent set forth on SECTION 7.1 shall be satisfied prior to or simultaneously with the execution of this Agreement by Lenders, and all conditions precedent set forth on SCHEDULE 7.1A shall be satisfied before Borrower will be eligible to request any Borrowing under SECTION 7.3.

         7.2 CONDITIONS PRECEDENT TO A PERMITTED ACQUISITION. Borrower may request that any proposed Acquisition be considered for approval as a Permitted Acquisition in accordance with this SECTION 7.2. A reasonable time prior to the proposed consummation of any proposed Acquisition (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower shall deliver, or cause to be delivered, to Administrative Agent, all documents and information set forth on SCHEDULE 7.2, in form and content satisfactory to Administrative Agent, together with such other documents and information, in form and content satisfactory to Administrative Agent, as Administrative Agent may request. Upon Borrower's compliance with the foregoing, Administrative Agent shall (a) provide copies of such documents and information to Lenders, and (b) request that Lenders approve the proposed Acquisition as a Permitted Acquisition. Within a reasonable time thereafter (but not to exceed 30 days), Administrative Agent shall notify Borrower whether such proposed Acquisition is approved or denied as a Permitted Acquisition, and/or advise Borrower of any additional documentation requirements or conditions. To the extent any Borrowing is being requested in connection with the consummation of a Permitted Acquisition, the conditions set forth in SECTIONS 7.2 and 7.3 must be satisfied prior to the making of any such Borrowing.

         7.3 CONDITIONS PRECEDENT TO EACH BORROWING. In addition to the conditions stated in SECTION 7.1 and SECTION 7.2 (as applicable), Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing, unless on the date of such Borrowing or issuance (and after giving effect thereto): (a) Administrative Agent shall have timely received therefor a Borrowing Notice; (b) all of the representations and warranties of any Company set forth in the Loan Documents are true and correct in all respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Documents);
(c) no change in the financial condition or business of the Companies which could reasonably be expected to be a Material Adverse Event shall have occurred; (d) no Default or Potential Default shall have occurred and be continuing; (e) the funding of such Borrowings is permitted by Law; (f) in the event all or any part of the proceeds of the Borrowing will be used to finance a Distribution to the extent permitted by SECTION 9.21, Administrative Agent shall have received all such certifications, financial information, and projections as Administrative Agent may reasonably request; and (g) all matters related to such Borrowing must be satisfactory to Required Lenders and their respective counsel in their reasonable determination and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Documents which are necessary to enable Borrower to qualify for such Borrowing. Each Borrowing Notice delivered to Administrative Agent shall constitute the representation and warranty by Borrower to Administrative Agent that, as of the Borrowing Date, the statements above are true and correct in all respects. Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, Lenders may fund any Borrowing, without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Required Lenders specifically waive each such item in writing.

SECTION 8         REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Administrative Agent and Lenders as follows:

         8.1 PURPOSE OF CREDIT FACILITY. Borrower will use (or will invest in, or loan such proceeds to, its Subsidiaries to so use) all proceeds of Borrowings for one or more of the following: (a) to finance the cash portion of the acquisition costs incurred by Borrower in connection with the Consolidation and the related costs and expenses; (b) for working capital of the Companies; and (c) for general corporate purposes. No Company is engaged principally in the business of purchasing or carrying any "margin stock" within the meaning of Regulation U or extending credit therefor. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose which violates any Law, including, without limitation, the provisions of Regulations T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended).

         8.2 EXISTENCE, GOOD STANDING, AUTHORITY, AND AUTHORIZATIONS. Each Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on SCHEDULE 8.3, as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents). Except where failure to do so could not reasonably be expected to be a Material Adverse Event, each Company is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same. Each Company possesses all Authorizations, including, without limitation, all Authorizations required from applicable Insurance Regulators, necessary or required in the conduct of its respective business(es), all of which are described on SCHEDULE 8.2, and the same are valid, binding, enforceable, and subsisting without any defaults thereunder or enforceable adverse limitations thereon, except where the lack of enforceability or such defaults could not reasonably be expected to be a Material Adverse Event, and are not subject to any proceedings or claims opposing the issuance, development, or use thereof or contesting the validity thereof. No Authorization, consent, approval, waiver, license, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental entity, or other Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the Loan Documents by the Companies or consummation of the Consolidation, except as shall have been obtained on or prior to, or will become effective concurrently with, the Funding Date.

         8.3 SUBSIDIARIES; CAPITAL STOCK. The Borrower has no direct or indirect Significant Subsidiaries except as disclosed on SCHEDULE 8.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents). All of the outstanding shares of capital stock (or similar voting interests) of each Company are duly authorized, validly issued, fully paid, and nonassessable and are owned of record and beneficially as set forth on SCHEDULE 8.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents), free and clear of any Liens, restrictions, claims, or Rights of another Person, other than Permitted Liens, and none of such shares owned by any Company is subject to any restriction on transfer thereof except for restrictions imposed by any Insurance Regulators (with respect to stock of insurance companies), securities Laws, and general corporate Laws. Except as disclosed in the Consolidation Agreement, no Company has outstanding any warrant, option, or other Right of any Person to acquire any of its capital stock or similar equity interests. No Company has any Subsidiaries that are Foreign Subsidiaries.

         8.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Company of each Loan Document to which it is a party and the performance by such Company of its obligations thereunder (a) are within the corporate, partnership, or limited liability company power of such Company, (b) will have been duly authorized by all necessary corporate, partnership, or limited liability company action on the part of such Company when such Loan Document is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Funding Date (or if later, the date of execution and delivery of such Loan Document), (d) will not violate any provision of the charter, bylaws, limited liability company agreement, partnership agreement, or other organizational documents of such Company, (e) will not violate any provision of Law applicable to such Company, (f) will not violate any Material Agreements, other than such violations which could not reasonably be expected to be a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Company, other than as expressly permitted by the Loan Documents. Each Company has (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect the Consolidation and any other asset transfer, change of control, merger, or consolidation permitted by the Loan Documents, except where the failure to obtain such consents or approvals could not, individually or collectively, reasonably be expected to be a Material Adverse Event.

         8.5 BINDING EFFECT. Upon execution and delivery by all parties thereto, each Loan Document will constitute a legal, valid, and binding obligation of each Company party thereto, enforceable against each such Company in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         8.6      FINANCIAL STATEMENTS.

                  (a) Current Financials. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the entities covered thereby ("REPORTING ENTITIES") as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments for interim statements). There were no material liabilities, direct or indirect, fixed or contingent, of the Reporting Entities as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto and are not so reflected. Except for transactions directly related to or expressly permitted by the Loan Documents (including, without limitation, the Consolidation), (a) there have been no changes in the consolidated financial condition or operations of the Reporting Entities from that shown in the Current Financials after such date which could reasonably be expected to be a Material Adverse Event, and no Reporting Entity has incurred any liability (including, without limitation, any liability under any Environmental Law), direct or indirect, fixed or contingent, after such date which could reasonably be expected to be a Material Adverse Event, and (b) no Reporting Entity has incurred any liability (including, without limitation, any liability under any Environmental Law), direct or indirect, fixed or contingent, after such date which could reasonably be expected to be a Material Adverse Event.

                  (b) Financial Projections. The Financial Projections were prepared in good faith based upon reasonable assumptions and nothing has come to the attention of Borrower which gives it reason to believe that any circumstance or event has occurred which could result in a material and adverse change to the financial condition or results of operations of the Companies as reflected in the Financial Projections.

         8.7 LITIGATION, CLAIMS, INVESTIGATIONS. No Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company, and, if so adversely determined, could (individually or collectively with other Litigation) reasonably be expected to be a Material Adverse Event. There are no outstanding orders or judgments against a Company for the payment of money in excess of $7,500,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $7,500,000 or more which is not either (a) stayed on appeal or (b) being diligently contested by appropriate proceedings and adequate reserves having been set aside on the books of the Companies in accordance with GAAP. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or threatened by or against any Company relating to the Consolidation, the transactions evidenced by the Loan Documents, or which could reasonably be expected to be a Material Adverse Event, or any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that could reasonably be expected to be a Material Adverse Event.

         8.8 TAXES. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not reasonably be expected to be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes for which the criteria for Permitted Liens (as specified in SECTION 9.13(B)(VI)) have been satisfied or for which nonpayment thereof could not reasonably be expected to be a Material Adverse Event.

         8.9 ENVIRONMENTAL MATTERS. No Company (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property presently or previously owned by any Company that could reasonably be expected to be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law, except for such violations that could not reasonably be expected to be a Material Adverse Event, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law, except for such obligations that could not reasonably be expected to be a Material Adverse Event; provided, however, that each Company (x) to the best of its knowledge, has in full force and effect all Environmental Permits, licenses, and approvals required to conduct its operations and is operating in substantial compliance thereunder, and (y) has taken prudent steps to determine that its properties and operations are not in violation of any Environmental Law.

         8.10     EMPLOYEE BENEFIT PLANS.

                  (a) Neither Borrower nor any ERISA Affiliate maintains or contributes to or has any obligation under, any Employee Plans other than those identified on SCHEDULE 8.10;

                  (b) Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability has been incurred by any Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Plan or any Multiemployer Plan;

                  (c) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(c) or 4063(a) of ERISA with respect to any Pension Plan;

                  (d) Neither Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code;

                  (e) No Termination Event has occurred or is reasonably expected to occur; and

                  (f) No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of Borrower after due inquiry, threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by Borrower or any ERISA Affiliate, (ii) Pension Plan or (iii) Multiemployer Plan.

         8.11 PROPERTIES; LIENS. Each Company has good and marketable title to all its property reflected on the Current Financials, except (a) for (i) property that is obsolete, (ii) property that has been disposed of in the ordinary course of business, or (iii) property with title defects or failures in title which, when considered in the aggregate, could not reasonably be expected to be a Material Adverse Event, or (b) as otherwise permitted by the Loan Documents. Except for Permitted Liens, there is no Lien on any property of any Company, and the execution, delivery, performance, or observance of the Loan Documents will not require or result in the creation of any Lien on such property except as contemplated by the Loan Documents.

         8.12 GOVERNMENT REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of applicable Insurance Regulators) which regulates the incurrence of Debt.

         8.13 TRANSACTIONS WITH AFFILIATES. Except as permitted in SECTION 9.14, no Company is a party to a material transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's- length transaction with a Person that was not its Affiliate.

         8.14 DEBT. No Company is an obligor on any Debt other than Permitted Debt.

         8.15 MATERIAL AGREEMENTS. There are no failures of any Material Agreements to be in full force and effect which could reasonably be expected to be a Material Adverse Event, and no default or potential default exists on the part of any Company party thereunder which could reasonably be expected to be a Material Adverse Event.

         8.16 INSURANCE. Each Company maintains, with financially sound, responsible, and reputable insurance companies or associations, insurance concerning its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

         8.17 LABOR MATTERS. There are no actual or threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Company that could reasonably be expected to be a Material Adverse Event. Hours worked by and payment made to employees of the Companies have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters, other than any such violations, individually or collectively, which could not reasonably be expected to be a Material Adverse Event. All payments due from any Company on account of employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such nonpayments which could not, individually or collectively, reasonably be expected to be a Material Adverse Event.

         8.18 SOLVENCY. At the time of each Borrowing hereunder, and on the dates of the Consolidation, each other Permitted Acquisition, and each Intercompany Acquisition, each Company is (and after giving effect to the transactions contemplated by the Loan Documents, the Consolidation, any other Permitted Acquisition, any Intercompany Acquisition, and any incurrence of additional Debt, will be) Solvent.

         8.19 INTELLECTUAL PROPERTY. Each Company owns or has sufficient and legally enforceable Rights to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as heretofore conducted by it, now conducted by it, and now proposed to be conducted by it. Each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property Right of others, other than any such infringements or claims which, if successfully asserted against or determined adversely to any Company, could not, individually or collectively, reasonably be expected to be a Material Adverse Event.

         8.20 COMPLIANCE WITH LAWS. No Company is in violation of any Laws (including, without limitation, Environmental Laws, and those Laws administered by applicable Insurance Regulators), other than such violations which could not, individually or collectively, reasonably be expected to be a Material Adverse Event. No Company has received notice alleging any noncompliance with any Laws, except for such noncompliance which no longer exists, or which could not reasonably be expected to be a Material Adverse Event.

         8.21     PERMITTED ACQUISITIONS; INTERCOMPANY ACQUISITIONS.

                  (a) Validity. With respect to any Permitted Acquisition or Intercompany Acquisition, each Company has, or at all applicable times will have, the power and authority under the Laws of its state of incorporation or organization and under its charter, bylaws, limited liability company agreement, partnership agreement, or other organizational documents, as applicable, to enter into and perform the related acquisition or asset swap agreement to which it is a party and all other agreements, documents, and actions required thereunder; and all actions (corporate or otherwise) necessary or appropriate by the Companies for the execution and performance of said acquisition or asset swap agreements, and all other documents, agreements, and actions required thereunder, will have been taken, and, upon their execution, such acquisition or asset swap agreements will constitute the valid and binding obligation of the Companies party thereto, enforceable in accordance with their respective terms.

                  (b) No Violations. With respect to any Permitted Acquisition or Intercompany Acquisition, the making and performance of the related acquisition or asset swap agreements, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Law, including, without limitation, all state corporate Laws and judicial precedents of the states of incorporation or formation of the Companies, and will not violate any provisions of the charter, bylaws, limited liability company agreement, partnership agreement, or other organizational documents of the Companies, or constitute a default under any agreement by which the Companies or their respective property may be bound, except where such violation could not reasonably be expected to be a Material Adverse Event.

                  (c) Authorizations. With respect to any Permitted Acquisition or Intercompany Acquisition, no Authorization, waiver, or formal exemptions from, or any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental entity, or other Person under the terms of contracts or otherwise, is or will be required by reason of or in connection with the execution and performance of the acquisition or asset swap agreement related to such Permitted Acquisition or Intercompany Acquisition or the consummation of such Permitted Acquisition or Intercompany Acquisition, other than as will be obtained on or prior to, or will become effective concurrently with, the closing date of such Permitted Acquisition or Intercompany Acquisition except where the failure to do so could not reasonably be expected to be a Material Adverse Event.

         8.22 REGULATION U. None of the Companies is engaged principally in the business of purchasing or carrying any "margin stock" (as defined in Regulation U), and no part of the proceeds of any Borrowing will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

         8.23 TRADENAMES. Except as set forth on SCHEDULE 8.23, no Company is currently transacting business under any name other than its corporate name.

         8.24 YEAR 2000. Except where such malfunction could not reasonably be expected to be a Material Adverse Event, all of the material computer software, computer firmware, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized, and/or software systems that are used or relied on by the Companies in the conduct of their respective businesses have not malfunctioned, have not ceased to function and have not produced incorrect results when processing, providing, and/or receiving (a) date-related data into, between, and during year 1999 and year 2000, and (b) date-related data in connection with any valid date in year 1999 and year 2000. The Companies have developed and implemented to the extent required a year 2000 contingency and business continuity plan.

         8.25 FULL DISCLOSURE. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Company (or, with respect to events prior to the Funding Date, MAI, PICM, and their respective Subsidiaries) which could reasonably be expected to be a Material Adverse Event and which has not been related, in writing, to Administrative Agent. All information heretofore furnished by any Company to any Lender or Administrative Agent in connection with the Loan Documents was, and all such information hereafter furnished by any Company to any Lender or Administrative Agent will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

         8.26 NO DEFAULT. No Default or Potential Default exists or will arise as a result of the execution delivery, and performance of the Loan Documents, of any Borrowing hereunder, or the consummation of the Consolidation.

         8.27 PERFECTION OF SECURITY INTERESTS. Upon filing of the financing statements (and payment of requisite filing fees) against each Company in the jurisdictions indicated for such Company in the Security Agreement and the delivery to Administrative Agent, for the benefit of Lenders, of all stock certificates, membership certificates, or other evidence of equity investments owned by any Company required to be pledged to secure the Obligation pursuant to SECTIONS 6.1 and 6.2, the security interests in the Collateral created by the Collateral Documents (which may be perfected under applicable Law by the filing of financing statements or the possession of collateral) will be perfected in favor of Administrative Agent, for the benefit of Lenders. No further action, including any filing or recording of any document, is necessary in order to establish, perfect, and maintain Lenders' first priority security interests in the assets and the stock created by the Collateral Documents (which may be perfected under applicable Law by the filing of financing statements or the possession of collateral), except for the periodic filing of continuation statements (and payment of requisite filing fees) with respect to financing statements filed under the UCC.

         8.28 THE CONSOLIDATION. The Consolidation Agreement has been executed and delivered by all parties thereto and represents the valid and binding agreement of the parties thereto, enforceable in all material respects in accordance with its terms (except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity). On and as of the Funding Date, the execution and delivery by each Company party thereto (or its predecessors in interest) of the Consolidation Documents and the performance of their respective obligations thereunder (a) are within the corporate or organizational power of such Company (or its predecessors in interest), (b) have been duly authorized by all necessary corporate, partnership, or limited liability company action on the part of such Company (or its predecessors in interest), (c) require no action by or in respect of, or filing with any Governmental Authority, which action or filing has not been taken or made on or prior to the Funding Date, (d) do not violate any provision of the charter, bylaws, limited liability company agreement, partnership agreement, or other organizational documents of such Company (or its predecessors in interest), (e) do not violate any provision of Law applicable to it, other than such violations which, individually or collectively, could not reasonably expected to be a Material Adverse Event, (f) do not violate any Material Agreements to which it is (or its predecessors in interest are) a party, other than such violations which could not reasonably be expected to be a Material Adverse Event, (g) do not result in the creation or imposition of any Lien on any asset of any Company or their predecessors in interest (other than Permitted Liens), and (h) immediately prior to, and after giving pro forma effect thereto, no Default or Potential Default exists or arises under the Loan Documents. On and as of the Funding Date, the Companies (or their predecessors in interest) have obtained all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order for such Companies to effectuate the Consolidation and the transactions contemplated by the Consolidation Agreement, except to the extent any such failure could not reasonably be expected to be a Material Adverse Event and could not reasonably be expected to materially impair the value to the Companies of, or the benefits to be derived by the Companies or their predecessors in interest from, the Consolidation. On the Funding Date, all conditions precedent under the Consolidation Agreement, to the parties' obligations to consummate such Consolidation have been satisfied in all material respects, and concurrently with the Funding Date, the Consolidation shall have been consummated.

SECTION 9         COVENANTS.

         Borrower covenants and agrees, and covenants and agrees to cause each other Company (and all ERISA Affiliates with respect to SECTION 9.10), to perform, observe, and comply with each of the following covenants applicable to such Person, from the Signing Date for entities that are Companies as of such date (and from the Funding Date for entities that are or become Companies on or after such date) and, in any case, so long thereafter as Lenders are committed to fund Borrowings under this Agreement and thereafter until the payment in full of the Principal Debt (and termination of outstanding Financial Hedges, if any) and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders:

         9.1 USE OF PROCEEDS. Borrower shall use (or shall cause its Subsidiaries to use) the proceeds of Borrowings only for the purposes represented herein.

         9.2 BOOKS AND RECORDS. The Borrower and its Subsidiaries shall maintain books, records, and accounts necessary to prepare financial statements on a consolidated basis in accordance with GAAP.

         9.3 ITEMS TO BE FURNISHED. Borrower shall cause the following to be furnished to Administrative Agent for delivery to Lenders:

                  (a) Promptly after preparation, and no later than 120 days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations calculated for the Borrower and its Subsidiaries as of and for the year ended on such day, accompanied by:

                           (i) The unqualified opinion of a firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements (calculated with respect to Borrower and its Subsidiaries) were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of Borrower and its Subsidiaries;

                           (ii) A certificate from such accounting firm addressed to Administrative Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained such knowledge, the nature and period of existence thereof; and

                           (iii) With respect to the Financial Statements of Borrower and its Subsidiaries, a Compliance Certificate.

                  (b) Promptly after preparation, and no later than 45 days after the last day of each of the first three fiscal quarters in each fiscal year of Borrower and no later than 60 days after the last day of the fourth fiscal quarter in each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations calculated for the Companies for such fiscal quarter and for the period from the beginning of the then-current fiscal year to, such last day, accompanied by a Compliance Certificate with respect to the Financial Statements of the Companies.

                  (c) Promptly after preparation, and not later than the earlier of (i) 15 days after the regulatory filing date, or (ii) 90 days after the close of each fiscal year of each Insurance Subsidiary that is a Significant Subsidiary, copies of the Annual Statement of each such Company prepared on the NAIC annual statement blanks (or such other form as shall be required or permitted by the jurisdiction of incorporation of each such Company), all such statements to be prepared in accordance with SAP; and within 15 days after the regulatory filing date, copies of the annual financial statements prepared in accordance with SAP of each such Insurance Subsidiary certified by independent certified public accountants reasonably acceptable to Administrative Agent if such certification is so required by any Governmental Authority.

                  (d) Promptly upon receipt thereof, copies of all auditor's annual management letters and the report on evaluation of internal controls by independent auditors delivered to any Company.

                  (e) Notice, promptly after any Company knows or has reason to know of (i) the existence and status of any Litigation which could reasonably be expected to be a Material Adverse Event, or of any order or judgment against a Company for the payment of money which (individually or collectively) is in excess of $7,500,000 which is not stayed on appeal or being diligently contested by appropriate proceedings with adequate reserves having been set aside on the books of the Companies in accordance with GAAP, or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $7,500,000,
(ii) any material change in any material fact or circumstance represented or warranted in any Loan Document, (iii) a Default or Potential Default specifying the nature thereof and what action any Company has taken, is taking, or proposes to take with respect thereto, (iv) the receipt by any Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization granted by any Insurance Regulator, or any other Authorization which any Company is required to hold in order to operate its business in compliance with all applicable Laws, other than such expirations, terminations, suspensions, or modifications which, individually or in the aggregate, could not reasonably be expected to be a Material Adverse Event, (v) any federal, state, or local Law limiting or controlling the operations of any Company which has been issued or adopted hereafter and which could reasonably be expected to be a Material Adverse Event, (vi) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law or Environmental Permit or any Environmental Liability or potential Environmental Liability, which violation or liability or alleged violation or liability could, individually or collectively with other such violations or allegations, reasonably be expected to be a Material Adverse Event, or (vii) (A) any expressed statement in writing on the part of the PBGC of any "prohibited transaction" or Termination Event or
(B) the creation or acquisition of any Employee Plan by any Company or any ERISA Affiliate.

                  (f) Promptly after any of the information or disclosures provided on any of the Schedules delivered pursuant to this Agreement or any Annexes to any of the Collateral Documents becomes outdated or incorrect in any material respect, such revised or updated Schedule(s) or Annexes as may be necessary or appropriate to update or correct such information or disclosures; provided that, no deletions may be made to any Annexes describing Collateral in any of the Collateral Documents unless such asset disposition is expressly permitted by the Loan Documents or is approved by Required Lenders.

                  (g) Promptly upon request therefor by Administrative Agent or Lenders, true, correct, and complete copies of, or access to, all material reports or filings filed by or on behalf of any Company with any Governmental Authority (including any Insurance Regulator and the Securities and Exchange Commission).

                  (h) Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K, Form 10-Q, and Form 8-K filed by or on behalf of Borrower with the Securities and Exchange Commission.

                  (i) Promptly upon request therefor by Administrative Agent or Lenders, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, and such opinions, certifications, and documents, in addition to those mentioned in this Agreement, as reasonably requested.

                  (j) With respect to the post-closing requirements set forth on SCHEDULE 7.1A, if any, deliver, or cause to be delivered, to Administrative Agent, all agreements, documents, instruments, or other items listed on SCHEDULE 7.1A on or prior to the date specified for delivery thereof on SCHEDULE 7.1A.

         9.4      INSPECTIONS. Subject to the confidentiality provisions of
SECTION 13.14, upon reasonable notice, each Company shall allow Administrative Agent or any Lender (or their respective Representatives) to inspect its properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with directors, officers, employees, other representatives, and independent accountants of such Company, from time to time, during reasonable business hours.

         9.5 TAXES. Each Company shall (and shall cause each of its Subsidiaries to) (a) promptly pay when due any and all Taxes other than Taxes the applicability, amount, or validity of which is being contested in good faith by lawful proceedings diligently conducted, and against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien securing same have been and continue to be stayed,
(b) not, directly or indirectly, use any portion of the proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the appropriate Governmental Authorities of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, and (c) notify Administrative Agent promptly if the Internal Revenue Service or any other taxing authority notifies any Company of any assessment or deficiency in excess of $500,000 alleged to be due from any Company.

         9.6 PAYMENT OF OBLIGATIONS. Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. Each Company shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations [other than the Obligation] are being contested in good faith by appropriate proceedings). No Company shall (a) make any voluntary payment or prepayment of principal of, or interest on, other Debt (other than the Obligation, or provided that no Default or Potential Default is then existing hereunder or would occur as a result of such payment or prepayment, other Permitted Debt ), whether or not subordinate to the Obligation or (b) use proceeds from the Facilities to make any payment or voluntary prepayment of principal of, or interest on, or sinking fund payment in respect of any Debt of any Company, provided, that, the Borrower shall use up to $14,500,000 to repay in full all indebtedness outstanding under that certain Credit Agreement dated April 4, 1997, as amended, between Professionals Group, Inc. and LaSalle Bank, N.A., and such Credit Agreement shall be terminated simultaneously with such payment. No Company shall make any payment on any Subordinated Debt if such payment would violate the subordination provisions thereof or result in a Default or Potential Default hereunder.

         9.7 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Except as otherwise permitted by SECTION 9.25, each Company shall (and shall cause each of its Subsidiaries to) at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain its authority to transact business could reasonably be expected to be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could reasonably be expected to be a Material Adverse Event; (c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof; and (d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations issued by Insurance Regulators which may at any time and from time to time be necessary for the Companies to operate their businesses in compliance with applicable Law, where the failure to so renew, extend, or continue in effect could reasonably be expected to be a Material Adverse Event.

         9.8 INSURANCE. Each Company (or Borrower on behalf of and for the benefit of, such Companies) shall, at its sole cost and expense, keep and maintain all tangible property and assets owned by such Company and valued in excess of $50,000 insured for its actual cash value against loss or damage by fire, theft, explosion, flood, and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses of comparable size and notify Administrative Agent promptly of any occurrence causing a material loss or decline in value of such property or assets, and the estimated (or actual, if available) amount of such loss or decline. All such policies of insurance shall be in a form, with such deductibles, and with insurers recognized as adequate by prudent business Persons in the same businesses as the Companies and acceptable to Administrative Agent, and all such policies shall be in such amount as may be satisfactory to Administrative Agent. On or before the Funding Date and thereafter as each such policy is renewed and extended, the Companies shall deliver to Administrative Agent a certificate of insurance for each such policy of insurance and evidence of payment of all premiums therefor.

         9.9 PRESERVATION AND PROTECTION OF RIGHTS. Each Company shall (and shall cause each Subsidiary thereof to) perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Required Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of Administrative Agent and Lenders under any Loan Document.

         9.10 EMPLOYEE BENEFIT PLANS. In addition to and without limiting the generality of SECTION 9.15, Borrower and each ERISA affiliate shall make timely payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to any Employee Plan; not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code; furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Plan as may be reasonably requested by the Administrative Agent; and operate each Employee Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability (other than for benefits in accordance with the terms of such Employee Plan) to any qualified beneficiary as defined in Section 4980B of the Code, except where the result of any of the foregoing could not reasonably be expected to be a Material Adverse Event.

         9.11 ENVIRONMENTAL LAWS. Each Company shall (a) conduct its business so as to comply in all material respects with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, (b) promptly investigate and remediate any known Release or threatened Release of any Hazardous Substance on any property owned by any Company or at any facility operated by any Company to the extent and degree necessary to comply with Law and to assure that any Release or threatened Release does not result in a substantial endangerment to human health or the environment, and (c) appropriately monitor compliance with applicable Environmental Laws and minimize financial and other risks to each Company arising under applicable Environmental Laws or as a result of environmentally-related injuries to Persons or property.

         9.12 DEBT AND GUARANTIES. No Company shall directly or indirectly, create, incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Debt, other than:

                  (a)      The Obligation;

                  (b) Debt incurred by any Company under any Financial Hedge permitted by, and purchased and maintained in compliance with, the requirements of the Loan Documents;

                  (c)      Debt between Companies;

                  (d) Funded Debt of the Companies existing on the Funding Date and listed on SCHEDULE 9.12 (counting revolving lines of credit as if they were fully drawn), together with all renewals, extensions, amendments, modifications, and refinancings thereof, so long as (x) the principal amount of any refinanced Debt shall not exceed the principal amount of the Debt being refinanced immediately prior to giving effect to any such refinancing ; and (y) no Default or Potential Default exists or arises as a result of any such renewal, extension, amendment, modification, or refinancing (collectively, the "EXISTING DEBT");

                  (e) Debt incurred or assumed by any Company for the purpose of financing all or any part of the cost of any asset (including Capital Leases and renewals, extensions, amendments, and modifications of such
Debt), so long as (i) the aggregate amount of such Debt (together with any and all amendments, modifications, or refinancings thereof) does not exceed $20,000,000, and (ii) no Default or Potential Default then exists or arises as a result of such Debt incurrence;

                  (f) Unsecured Debt of any Company not otherwise permitted by this SECTION 9.12 and unsecured guaranties thereof, so long as on any date of determination such Debt does not exceed, in the aggregate, $10,000,000;

         9.13 LIENS; NON-ENCUMBRANCE AGREEMENTS. No Company will, directly or indirectly, (a) enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, other than the Loan Documents, or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets, except:

                  (i) Liens securing the Obligation, and so long as the Obligation is ratably secured therewith, Liens securing Debt incurred by any Company under any Financial Hedge with any Lender or an Affiliate of any Lender to the extent permitted under SECTION 9.12(B);

                  (ii) Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, but expressly excluding any Liens in favor of the PBGC or otherwise under ERISA;

                  (iii) Good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business;

                  (iv) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

                  (v) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

                  (vi) The following, so long as the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provisions (if any) required by GAAP shall have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (i) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; and (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;

                  (vii)    Liens securing Permitted Debt incurred pursuant to
         SECTION 9.12(E), so long as (A) any such Lien does not extend to any asset other than the asset purchased or financed by such Debt, and (B) any such Lien attached to such asset concurrently with or within 180 days of the related asset acquisition;

                  (viii)   Liens existing on the Signing Date and listed on
         SCHEDULE 9.13; and

                  (ix) Liens to secure outstanding judgments for the payment of money, so long as enforcement of such judgment is stayed on appeal pursuant to the posting of an appropriate bond and adequate reserves have been set aside on the books of the Companies in accordance with GAAP.

Borrower will not (and shall cause each other Company not to) enter into any non-encumbrance agreement or negative pledge agreement or covenant with respect to any of its assets in favor of any Person (other than Lenders).

         9.14 TRANSACTIONS WITH AFFILIATES. Except for transactions permitted by SECTION 9.20, 9.21, 9.23 9.25 OR 9.26, reinsurance and other similar agreements between Companies in the ordinary course of business, tax allocation agreements on terms reasonable to the Companies party thereto, management, consulting and similar arrangements on reasonable terms (including at cost) to the Companies party thereto, no Company shall enter into any material transaction with any of its Affiliates unless such transaction is in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's- length transaction with a Person that was not its Affiliate.

         9.15 COMPLIANCE WITH LAWS AND DOCUMENTS. No Company shall violate the provisions of any Laws applicable to it, including, without limitation, Environmental Laws, Environmental Permits, ERISA, OSHA and all rules and regulations promulgated by any Insurance Regulator, or any Material Agreement if such violation alone, or when aggregated with all other such violations, could reasonably be expected to be a Material Adverse Event; no Company shall violate the provisions of its charter, bylaws, limited liability company agreement, partnership agreement, or other organizational documents.

         9.16 PERMITTED ACQUISITIONS AND COLLATERAL DOCUMENTS. In connection with each Acquisition submitted for approval as a Permitted Acquisition and each Permitted Acquisition, Borrower shall deliver, or cause to be delivered to, Administrative Agent each of the items required under SECTION 7.2, on or before the date specified for each such item. Borrower shall cause each entity that becomes a direct or indirect Subsidiary of Borrower after the Signing Date (whether as a result of a Permitted Acquisition, Intercompany Acquisition, merger, creation, or otherwise) to execute and deliver to Administrative Agent all required Collateral Documents (in form and substance acceptable to Administrative Agent) creating Liens in favor of Administrative Agent on behalf of the Lenders to the extent Liens are required in such assets pursuant to
SECTION 6.1.

         9.17 ASSIGNMENT. Except as expressly permitted in this Agreement, no Company shall assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

         9.18 FISCAL YEAR AND ACCOUNTING METHODS. No Company will change its fiscal year for book accounting purposes or its method of accounting, other than
(a) immaterial changes in methods or as allowed by GAAP or SAP, as appropriate, or (b) in connection with a Permitted Acquisition, such changes to the newly-acquired entity so as to conform its fiscal year and its method of accounting to those of the Companies.

         9.19 GOVERNMENT REGULATIONS. No Company will conduct its business in such away that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of applicable Insurance Regulators) which regulates the incurrence of Debt.

         9.20 LOANS, ADVANCES, AND INVESTMENTS. No Company shall, directly or indirectly, make any loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, or any assets constituting an ongoing business of, any other Person, other than:

                  (a) Investments by Borrower or its Subsidiaries in U.S. Treasury Securities, state and municipal bonds, corporate bonds, mortgage-backed securities, certificates of deposit, equity securities and other investments, securities, properties and loans acquired or held as permitted under applicable insurance laws or by Insurance Regulators; provided, however, that, excluding investments in bonds and notes of the U.S. Government, U.S. Government agency, or prerefunded state and municipal bonds which are 100% backed U.S. Treasury obligations, no such investment in any Person or its Affiliates shall exceed 10% of total stockholder's equity of the Borrower;

                  (b) Investments by Borrower or its Subsidiaries in demand deposit accounts which are maintained in the ordinary course of business;

                  (c) Loans, advances, extensions of credit, capital contributions, Intercompany Acquisitions, and other investments between Companies;

                  (d)      Permitted Acquisitions;

                  (e) Trade accounts receivable (including, without limitation, premiums) which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

                  (f) Financial Hedges purchased by any Company to the extent permitted by, and purchased and maintained in compliance with, the Loan Documents;

                  (g) Loans made by any Company in the ordinary course of business to employees of such Company in an amount which, when aggregated with any other outstanding loans made pursuant to this SECTION 9.20(G) from and after the Signing Date to any date of determination, does not exceed $5,000,000; provided, however, that payments under the Thrift Plan of MAI shall not be deemed "loans" for purposes of this SECTION 9.20(G);

                  (h) Investments received by any Company in connection with (i) the bankruptcy or reorganization of suppliers or customers of such Company or (ii) in settlement of delinquent obligations of, or other disputes with, customers and suppliers of such Company arising in the ordinary course of business;

                  (i) Other loans, advances, and investments of the Companies existing on the Funding Date and identified in SCHEDULE 9.20; or

                  (j) Purchases or redemptions of Borrower's or MEEMIC's outstanding stock so long as no Default or Potential Default exists or arises after giving effect thereto. However, Borrower shall not make purchases or redemptions of Borrower's outstanding stock unless the Borrower's Leverage Ratio is below 3.0 to 1.0 both before and immediately after giving effect to such purchase or redemption, without the prior written consent of the Required Lenders.

         9.21 DISTRIBUTIONS AND RESTRICTED PAYMENTS. No Company shall, directly or indirectly, declare, make, or pay any Distribution or Restricted Payment, other than:

                  (a) Distributions declared, made, or paid by Borrower or its Subsidiaries wholly in the form of their capital stock or in cash to the extent required to compensate for fractional shares;

                  (b) So long as no Default or Potential Default exists or arises after giving effect thereto, ordinary cash dividends declared, made or paid by Borrower with respect to its outstanding capital stock;

                  (c) Distributions or Restricted Payments by any Subsidiary of Borrower to Borrower or any Subsidiary of Borrower;

                  (d) So long as no Default or Potential Default exists or arises after giving effect thereto, to the extent any Company is a partnership, Distributions by such Company made in accordance with its partnership agreement in an amount sufficient to pay the cash Tax liabilities of its respective partners for federal and state income Taxes, which Taxes are directly attributable to each such partner's profit of such partnership; and

                  (e) Purchases or redemptions of Borrower's outstanding stock so long as no Default or Potential Default exists or arises after giving effect thereto.

Notwithstanding the foregoing, Restricted Payments and Distributions are permitted hereunder only to the extent such Restricted Payment or Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction.

         9.22 RESTRICTIONS ON SUBSIDIARIES. No Subsidiary of Borrower shall enter into or permit to exist any material arrangement or agreement (other than the Loan Documents) which directly or indirectly prohibits any such Person from
(a) declaring, making, or paying, directly or indirectly, any Distribution or Restricted Payment to any Company, (b) paying any Debt owed to any Company, (c) making loans, advances, or investments to any Company, or (d) transferring any of its property or assets to any Company.

         9.23     SALE OF ASSETS.

                  No Company shall sell, assign, transfer, or otherwise dispose of any of its assets, other than (a) sales of assets, including securities and other investments, in the ordinary course of business, (b) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales of immaterial assets for consideration not less than the fair market value thereof, (d) dispositions of obsolete assets and those assets no longer useful in the conduct of business,
(e) sales, leases, or other dispositions by a Company to Borrower or among Companies other than Borrower, (f) if no Default or Potential Default then exists or arises as a result thereof, sales of other assets outside the ordinary course of business; provided that, the fair market value of all assets sold pursuant to CLAUSE (F), (A) in any calendar year does not exceed $10,000,000 in the aggregate, and (B) on a cumulative basis on and after the Signing Date to any date of determination does not exceed, in the aggregate, $25,000,000; and
(g) the sale of shares of MEEMIC stock; provided that, such shares are sold in an arms length transaction for reasonably equivalent value for such shares, and all proceeds (net of reasonable expenses of sale and Taxes attributable thereto) of such sale or other disposition are remitted to Administrative Agent in prepayment of the Term Loan Principal Debt and then to the Revolver Principal Debt after the Term Loan Principal Debt has been paid in full. So long as no Default has occurred and is continuing, all sums remitted to Administrative Agent pursuant to this clause (g) in prepayment of the Term Loan Principal Debt or the Revolver Principal Debt, as applicable, will be held by Administrative Agent (to the extent such prepayment exceeds the then-outstanding amount of any outstanding Base Rate Borrowings under the applicable Facility) until the next-occurring end of an Interest Period for a Eurodollar Rate Borrowing under the applicable Facility, and such sum will be applied in reduction of the Term Loan Principal Debt and/or Revolver Principal Debt, as applicable, at the end of such Interest Period as reasonably necessary to avoid Borrower's incurrence of liability under SECTION 4.5 of this Agreement to pay additional amounts for making a prepayment on a date other than the last day of an Interest Period.

         9.24 SALE-LEASEBACK FINANCINGS. Except for a sale-lease back arrangement in connection with the building at 8630 Delmar Boulevard, St. Louis, Missouri, no Company will enter into any sale-leaseback arrangement with any Person pursuant to which such Company shall lease any asset (whether now owned or hereafter acquired) if such asset has been or is to be sold or transferred by any Company to any other Person.

         9.25 MERGERS AND DISSOLUTIONS; SALE OF CAPITAL STOCK. No Company will, directly or indirectly, merge or consolidate with any other Person, other than (a) as a result of the Consolidation, (b) as a result of a Permitted Acquisition, or (c) mergers among Wholly-owned Subsidiaries; provided that, in any merger involving Borrower (including a Permitted Acquisition effected as a merger), Borrower must be the surviving entity, and, in any merger involving any other Company (including a Permitted Acquisition or Intercompany Acquisition effected as a merger), a Company must be the surviving entity. No Company shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers permitted under this SECTION 9.25. No Company may sell, assign, lease, transfer, or otherwise dispose of the capital stock (or other ownership interests) of any Subsidiary of such Company, except for sales, leases, transfers, or other such distributions (i) by a Company other than Borrower to another Company or (ii) pursuant to an Intercompany Acquisition. Borrower shall not convert its organizational form from a Delaware corporation without (x) the prior written consent of Administrative Agent and (y) the execution and delivery of such other certificates, opinions, assumption agreements, and other instruments as Administrative Agent may reasonably require.

         9.26 NEW BUSINESS. Borrower and each Subsidiary of Borrower will not, directly or indirectly, permit or suffer to exist any material change in the type of businesses in which it is engaged from the businesses of such Company as conducted on the Signing Date other than as contemplated in connection with the Consolidation. Borrower will not engage in any material business or activity other than (i) holding 100% of the capital stock of MAI and PICM, (ii) purchasing, holding or selling investments as permitted by SECTIONS
9.20 and 9.23(A), and (iii) providing services to and/or managing certain matters for its Subsidiaries pursuant to service and/or management agreements under which the Borrower receives not less than its costs for performing such services.

         9.27     FINANCIAL HEDGES.

                  (a) The Companies may from time to time enter into, purchase, or acquire Financial Hedges in a form and upon terms acceptable to Administrative Agent, issued by one or more Lenders or an institution acceptable to Administrative Agent, which ensure that the net interest cost to the Companies is fixed, capped, or hedged with respect to all or a portion of the Debt of the Companies.

                  (b) To the extent any Lender or its Affiliate issues a Financial Hedge to any Company which is permitted by SECTION 9.27(A), such Lender or its Affiliate are afforded the benefits of (and Borrower, and each other Company by execution of the Collateral Documents, confirms a grant of) Liens in and to the Collateral as evidenced by the Collateral Documents to the extent of such Lender's (or Affiliate thereof's) credit exposure under such Financial Hedge; such Lien is pari passu with that of Administrative Agent on behalf of Lenders).

                  (c) Financial Hedges held by any Company shall be subject to the following: (i) each such Lender or other institution issuing a Financial Hedge shall calculate its credit exposure in a reasonable and customary manner;
(ii) all documentation for such Financial Hedge shall conform to ISDA standards and must be acceptable to Administrative Agent with respect to intercreditor issues; (iii) if issued by any Lender or any Affiliate of a Lender to any Company, the credit exposure under such Financial Hedge shall be secured by Liens in and to the Collateral as evidenced by the Collateral Documents on a pari passu basis with the Liens of Administrative Agent (held for the benefit of Lenders), and such Lender or Affiliate issuing a Financial Hedge shall, by acceptance of the benefits of such Liens in the Collateral, agree to the provisions of SECTION 12.12; and (iv) such Financial Hedge shall be incurred in the ordinary course of business and consistent with prior business practices of the Companies and not for speculative purposes.

         9.28 AFFILIATE SUBORDINATION AGREEMENTS. Each Company shall, simultaneously with the incurrence of any and all future obligations of such Company owed to any one or more Affiliates that is not already a party to an Affiliate Subordination Agreement, cause the appropriate Affiliate or Affiliates to execute and deliver to Administrative Agent an Affiliate Subordination Agreement, subordinating the payment of such obligation to the payment of the Obligation as provided in the Affiliate Subordination Agreement.

         9.29 AMENDMENTS TO DOCUMENTS. On and after the Signing Date, no Company shall (a) amend, permit any amendments to, modify, repeal, or replace any Company's charter, bylaws, limited liability company agreement, partnership agreement, or other organizational documents, if such action could adversely affect the Rights of Lenders; (b) amend any, existing credit arrangement or enter into any new credit arrangement (to the extent permitted by the Loan Documents), if such amended or new credit arrangements contain any provisions which are materially more restrictive (as reasonably determined by Administrative Agent) than the provisions of the Loan Documents; (c) without the prior written consent of Required Lenders, amend, modify, or waive any provision of the Consolidation Documents other than to extend the deadline for the consummation of the Consolidation to a date not later than June 30, 2001; or (d) amend or permit any amendments to any Material Agreements (other than those listed in clause (c)) which could reasonably be expected to adversely affect the Rights of Lenders.

         9.30 FINANCIAL COVENANTS. As calculated on a consolidated basis for the Companies (unless otherwise indicated):

                  (a) Leverage Ratio. Borrower shall never permit the Leverage Ratio to be greater than the ratio shown in the table below which corresponds to the applicable period of determination:


                    Period                              Leverage Ratio
From Funding Date to June 30, 2002                       3.75 to 1.00
-----------------------------------------------  -----------------------------
From July 1, 2002 and thereafter                         3.00 to 1.00
===============================================  =============================

As used herein:

         LEVERAGE RATIO means, with respect to the Companies on a consolidated basis, either (a) on any date of determination prior to June 30, 2002, the ratio of (i) Funded Debt to (ii) Annualized EBITDA, or (b) on any date of determination occurring on and after June 30, 2002, the ratio of (i) Funded Debt to (ii) EBITDA.

         FUNDED DEBT means (without duplication), with respect to the Companies on a consolidated basis, the sum of the following: (a) all liabilities, obligations, and indebtedness which in accordance with GAAP should be classified upon their balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt and (ii) obligations under Capital Leases; (b) obligations under reimbursement agreements for advances made by an issuer of a letter of credit but only if such obligation is payable over more than, or outstanding longer than, thirty (30) days from the date such obligation arises; (c) obligations with respect to Financial Hedges, but only following the occurrence of a default under the applicable Financial Hedge or an Event of Default hereunder; and (d) obligations with respect to Debt for which a Company is responsible or liable solely as a guarantor, but only from and after the date demand for payment is made under the applicable guaranty.

         ANNUALIZED EBITDA means, with respect to the Companies on a consolidated basis, (a) on any date of determination occurring on September 30, 2001, to (but not including) December 31, 2001, EBITDA for the one-fiscal quarter period ending September 30, 2001, multiplied by four, (b) on any date of determination occurring on December 31, 2001, to (but not including) March 31, 2002, EBITDA for the two-fiscal quarter period ending December 31, 2001, multiplied by two, and (c) on any date of determination occurring on March 31, 2002, to (but not including) June 30, 2002, EBITDA for the three-fiscal quarter period ending March 31, 2002, multiplied by 4/3.

         EBITDA means, with respect to the Companies on a consolidated basis, as calculated at any date of determination with respect to the most recently ended Rolling Period (unless otherwise indicated), the sum (without duplication) of
(a) Net Income during such period, plus (b) Interest Expense during such period, plus (c) income Tax expense, during such period, plus (d) depreciation of tangible property, amortization of goodwill and capitalized software costs, and amortization of bond premium and/or discounts resulting from the valuation of the PICM investment portfolio at fair value instead of PICM historical cost, as required by GAAP, during such period.

         NET INCOME means, with respect to the Companies on a consolidated basis, as calculated at any date of determination, with respect to the most recently ended Rolling Period (unless otherwise indicated), the net income (or loss) of such Person from operations for such period before minority interest but after deduction of all expenses, Taxes, and other proper charges for such period, determined in accordance with GAAP, after eliminating therefrom all extraordinary gains or losses and all other nonrecurring gains or losses from any disposition of assets; provided, that, all gains and losses realized by the Companies in connection with investments made or disposed of in the ordinary course of business as permitted by SECTION 9.20 or 9.23(A) shall be included in Net Income.

         INTEREST EXPENSE means, for any period of calculation thereof, with respect to the Companies on a consolidated basis, and without duplication, the aggregate amount of all interest (including commitment fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period (including, without limitation, imputed interest on Capital Lease obligations; the amortization of any original issue discount on any Debt; the interest portion of any deferred payment obligation; all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers' acceptance financing; net costs associated with Financial Hedges; the interest component of any Debt that is guaranteed or secured by such Person); and all cash premiums or penalties for the repayment, redemption, or repurchase of Debt.

         ROLLING PERIOD means, on any date of determination, the most recent four fiscal quarters ended on March 31, June 30, September 30, or December 31 (as the case may be).

                  (b) Fixed Charge Coverage Ratio. On and after September 30, 2001, Borrower shall never permit the Fixed Charge Coverage Ratio to be less than or equal to the ratio shown in the table below which corresponds to the applicable period of determination:

                   Period                        Fixed Charge Coverage Ratio
   From September 30, 2001 and thereafter               1.50 to 1.00
============================================  =================================

As used herein:

         FIXED CHARGE COVERAGE RATIO means, with respect to the Companies on a consolidated basis, either (a) on any date of determination prior to June 30, 2002, the ratio of (i) Annualized Fixed Charge Numerator to (ii) Annualized Fixed Charges, or (b) on any date of determination occurring on and after June 30, 2002, with respect to the most recently ended Rolling Period, the ratio of
(i) Fixed Charge Numerator to (ii) Fixed Charges.

         ANNUALIZED FIXED CHARGE NUMERATOR means, with respect to the Companies on a consolidated basis, (a) on any date of determination occurring on September 30, 2001, to (but not including) December 31, 2001, Fixed Charge Numerator for the one-fiscal quarter period ending September 30, 2001, multiplied by four, (b) on any date of determination occurring on December 31, 2001, to (but not including) March 31, 2002, Fixed Charge Numerator for the two-fiscal quarter period ending December 31, 2001, multiplied by two, and (c) on any date of determination occurring on March 31, 2002, to (but not including) June 30, 2002, Fixed Charge Numerator for the three-fiscal quarter period ending March 31, 2002, multiplied by 4/3.

         ANNUALIZED FIXED CHARGES means, with respect to the Companies on a consolidated basis, the sum of (i) $10,000,000.00, plus (ii) the portion of all Funded Debt, other than Principal Debt, that is due within one (1) year of the date of determination, plus (iii) (a) on any date of determination occurring on September 30, 2001, to (but not including) December 31, 2001, Interest Expense for the one-fiscal quarter period ending September 30, 2001, multiplied by four,
(b) on any date of determination occurring on December 31, 2001, to (but not including) March 31, 2002, Interest Expense for the two-fiscal quarter period ending December 31, 2001, multiplied by two, and (c) on any date of determination occurring on March 31, 2002, to (but not including) June 30, 2002, Interest Expense for the three-fiscal quarter period ending March 31, 2002, multiplied by 4/3.

         FIXED CHARGE NUMERATOR means, with respect to the Companies on a consolidated basis, Net Income, plus depreciation of tangible property, amortization of goodwill and capitalized software costs, plus Interest Expense, minus cash dividends paid by the Borrower.

         FIXED CHARGES means, with respect to the Companies, on any date of determination, the sum of (i) $10,000,000, plus (ii) the portion of all Funded Debt, other than the Principal Debt, that is due within one (1) year of such date of determination, plus (iii) Interest Expense with respect to the most recently ended Rolling Period.

         FUNDED DEBT means (without duplication), with respect to the Companies on a consolidated basis, the sum of the following: (a) all liabilities, obligations, and indebtedness which in accordance with GAAP should be classified upon their balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt and (ii) obligations under Capital Leases; (b) obligations under reimbursement agreements for advances made by an issuer of a letter of credit but only if such obligation is payable over more than, or outstanding longer than, thirty (30) days from the date such obligation arises; (c) obligations with respect to Financial Hedges, but only following the occurrence of a default under the applicable Financial Hedge or an Event of Default hereunder; and (d) obligations with respect to Debt for which a Company is responsible or liable solely as a guarantor, but only from and after the date demand for payment is made under the applicable guaranty.

         INTEREST EXPENSE means, for any period of calculation thereof, with respect to the Companies on a consolidated basis, and without duplication, the aggregate amount of all interest (including commitment fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period (including, without limitation, imputed interest on Capital Lease obligations; the amortization of any original issue discount on any Debt; the interest portion of any deferred payment obligation; all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers' acceptance financing; net costs associated with Financial Hedges; the interest component of any Debt that is guaranteed or secured by such Person); and all cash premiums or penalties for the repayment, redemption, or repurchase of Debt.

         NET INCOME means, with respect to the Companies on a consolidated basis, as calculated at any date of determination, with respect to the most recently ended Rolling Period (unless otherwise indicated), the net income (or loss) of such Person from operations for such period before minority interest but after deduction of all expenses, Taxes, and other proper charges for such period, determined in accordance with GAAP, after eliminating therefrom all extraordinary gains or losses and all other nonrecurring gains or losses from any disposition of assets; provided, that, all gains and losses realized by the Companies in connection with investments made or disposed of in the ordinary course of business as permitted by SECTION 9.20 or 9.23(A) shall be included in Net Income.

         ROLLING PERIOD means, on any date of determination, the most recent four fiscal quarters ended on March 31, June 30, September 30, or December 31 (as the case may be).

                  (c) Minimum Net Worth. Borrower shall never permit the Net Worth of Borrower and its Subsidiaries on a consolidated basis measured at the end of each fiscal year of Borrower to be less than the sum of (i) the greater of (A) $290,000,000 or (B) 90% of the Net Worth of Borrower and its Subsidiaries on a consolidated basis at June 30, 2001, plus (ii) 75% of Net Income of the Companies on a consolidated basis (excluding losses) after June 30, 2001.

As used herein:

         NET WORTH means, with respect to the Companies on a consolidated basis, as calculated at any date of determination, the amount of common shareholders' equity of Borrower and its Subsidiaries, determined on a consolidated basis as at such date in accordance with GAAP, but exclusive of any adjustments required under FASB 115.

         NET INCOME solely for the purposes of this SECTION 9.30(C) means, with respect to the Companies on a consolidated basis, as calculated at any date of determination, with respect to the fiscal year then ended, the net income (or loss) of such Person from operations for such period after deduction of all expenses, Taxes, and other proper charges for such period, determined in accordance with GAAP, after eliminating therefrom all extraordinary gains or losses and all other nonrecurring gains or losses from any disposition of assets; provided, that, all gains and losses realized by the Companies in connection with investments made or disposed of in the ordinary course of business as permitted by SECTION 9.20 or 9.23(A) shall be included in Net Income.

                  (d) NAIC Risk-Based Capital Ratio. Borrower shall never permit the NAIC Risk-Based Capital Ratio measured at the end of any fiscal year for either The Medical Assurance Company, Inc. or ProNational Insurance Company to be less than 3.5 to 1; provided, that, in the event that the NAIC Risk-Based Capital Ratio for either such company is less than 3.5 to 1, but is not less than 3.0 to 1, Borrower shall not be in Default under this Agreement (in the absence of any other Default or Event of Default) if within 30 days after the NAIC Risk-Based Capital Ratio falls below 3.5 to 1, Borrower pledges to Lenders (in a manner acceptable to Administrative Agent), as additional security for the Obligation, Excess Cash in an amount equal to the Total Adjusted Capital Shortfall for the applicable company. As used herein:

         NAIC RISK-BASED CAPITAL RATIO means, with respect to any Person on an individual basis, the ratio of Total Adjusted Capital to Authorized Control Level Risk-Based Capital. As used herein, the terms "Total Adjusted Capital" and "Authorized Control Level Risk-Based Capital" have the meanings attributed thereto in the Risk-Based Capital (RBC) for Property and Casualty Insurers Model Act adopted by the NAIC in December 1992, as modified, supplemented or amended from time to time.

         EXCESS CASH means unencumbered cash and readily marketable securities held by Borrower which in the aggregate exceeds the Revolver Principal Debt.

         TOTAL ADJUSTED CAPITAL SHORTFALL means, with respect to either ProNational Insurance Company or The Medical Assurance Company, Inc., the amount of additional Total Adjusted Capital that would be necessary for such Person to achieve a NAIC Risk-Based Capital Ratio of 3.5 to 1.

                  (e) Funded Debt to Adjusted Statutory Capital Ratio. Borrower shall never permit its ratio of Funded Debt to Adjusted Statutory Capital to be greater than 0.35 to 1.

As used herein:

         FUNDED DEBT means (without duplication), with respect to the Companies on a consolidated basis, the sum of the following: (a) all liabilities, obligations, and indebtedness which in accordance with GAAP should be classified upon their balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt and (ii) obligations under Capital Leases; (b) obligations under reimbursement agreements for advances made by an issuer of a letter of credit but only if such obligation is payable over more than, or outstanding longer than, thirty (30) days from the date such obligation arises; (c) obligations with respect to Financial Hedges, but only following the occurrence of a default under the applicable Financial Hedge or an Event of Default hereunder; and (d) obligations with respect to Debt for which a Company is responsible or liable solely as a guarantor, but only from and after the date demand for payment is made under the applicable guaranty.

         ADJUSTED STATUTORY CAPITAL means the combined statutory surplus of The Medical Assurance Company, Inc. and ProNational Insurance Company as reflected in their most recent respective Annual Statements, plus unencumbered cash and readily marketable securities held directly by Borrower, plus Funded Debt.

SECTION 10        DEFAULT.

         The term "DEFAULT" or "EVENT OR DEFAULT" means the occurrence of any one or more of the following events:

         10.1 PAYMENT OF OBLIGATION. The failure or refusal of any Company to pay (a) all or any part of the Principal Debt when the same becomes due (whether by its terms, by acceleration, or as otherwise provided in the Loan Documents); (b) interest or fees within five (5) days after the same become due and payable in accordance with the Loan Documents; or (c) any other part of the Obligation within five (5) days after demand by Administrative Agent or any Lender.

         10.2 COVENANTS. The failure or refusal of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe, and comply with:

                  (a) Any covenant, agreement, or condition contained in SECTIONS 9.1, 9.4, 9.6, 9.10, 9.12, 9.13, 9.16, 9.17, 9.20 through 9.25, 9.29,
AND 9.30; and

                  (b) Any covenant, agreement, or condition contained in SECTIONS 9.3 AND 9.14 and such failure or refusal continues for five (5) days; and

                  (c) Any other covenant, agreement, or condition contained in any Loan Document (other than the covenants to pay the Obligation set forth in SECTION 10.1 and the covenants in SECTION 10.2(A) and the covenants in
SECTION 10.2(B)), and such failure or refusal continues for twenty (20) days.

         10.3 DEBTOR RELIEF. The Borrower or any Significant Subsidiary (a) shall not be Solvent, (b) fails to pay its Debts generally as they become due,
(c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days after its filing).

         10.4 JUDGMENTS AND ATTACHMENTS. Any Company fails, within 30 days after entry, to pay, bond, or otherwise discharge any judgment or order against such Company for the payment of money in excess of $7,500,000 (individually or collectively), or any warrant of attachment, sequestration, or similar proceeding against any of its assets having a value (individually or collectively) of $7,500,000, which is not either (a) stayed on appeal or (b) being diligently contested by appropriate proceedings and adequate reserves therefor having been set aside on the books of the Companies in accordance with GAAP.

         10.5 GOVERNMENT ACTION. (a) A final non-appealable order is issued by any Governmental Authority, including, without limitation, any Insurance Regulator or the United States Justice Department, seeking to cause any Company to divest a significant portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or
(b) any Governmental Authority shall condemn, seize, or otherwise appropriate, or take custody or control of all or any substantial portion of the assets of any Company.

         10.6 MISREPRESENTATION. Any representation or warranty made by any Company contained in any Loan Document shall at any time prove to have been incorrect in any material respect when made.

         10.7     CHANGE OF CONTROL. The occurrence of a Change of Control.

         10.8 AUTHORIZATIONS. (a)Any Company its required by any Governmental Authority to halt operations under any Authorization and such action continues uncorrected for 30 days after the applicable Company has received notice thereof; or (b) any Governmental Authority makes any other final non-appealable determination the effect of which would be to affect materially and adversely the operations of any Company as now conducted.

         10.9 DEFAULT UNDER OTHER DEBT AND AGREEMENTS. (a) Any Company fails to pay when due (after lapse of any applicable grace periods) any Debt of such Company (other than the Obligation) in excess (individually or collectively) of $1,000,000; (b) the acceleration of any Debt of any Company or the occurrence of any event or condition that (with notice or lapse of time) would enable the holder of such Debt or any Person acting on behalf of such holder to accelerate the maturing thereof, which Debt exceeds (individually or collectively) $1,000,000; or (c) any default by a Company exists under any other Material Agreement if such default could reasonably be expected to be a Material Adverse Event.

         10.10 VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Company party thereto or any Company shall deny in writing that it has any liability or any further liability or obligations under any Loan Document to which it is a party.

         10.11 MATERIAL ADVERSE EFFECT. The occurrence of a Material Adverse Event.

         10.12 PLEDGED STOCK. (a) Administrative Agent ceases to hold as Collateral (for the benefit of Lenders) a perfected first priority Lien on all of the issued and outstanding shares of common stock issued by all Significant Subsidiaries (other than MEEMIC and its Subsidiaries), and such failure is not cured within five Business Days; or (b) any Collateral Document after delivery thereof pursuant to SECTION 6 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on and security interest in the Collateral purported to be covered thereby, except as permitted under the Loan Documents.

         10.13 DISSOLUTION. Except for dissolutions in connection with Intercompany Acquisitions or otherwise permitted by this Agreement, any Company shall dissolve or otherwise terminate its existence.

SECTION 11        RIGHTS AND REMEDIES.

         11.1     REMEDIES UPON DEFAULT.

                  (a) Debtor Relief. If a Default exists under SECTION 10.3(C) or 10.3(D), the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation shall automatically become due and payable without any action or notice of any kind whatsoever.

                  (b) Other Defaults. If any Default exists, Administrative Agent may (and, subject to the terms of SECTION 12, shall upon the request of Required Lenders) or Required Lenders may, do any one or more of the following:
(i) if the maturity of the Obligation has not already been accelerated under
SECTION 11.1(A), declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable, (ii) terminate the commitments of Lenders to extend credit hereunder;
(iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender shall be entitled to, exercise whether or not the Administrative Agent or Required Lender shall have made such a request) the Rights of offset or banker's Lien against the interest of Borrower in and to every account and other property of Borrower which are in the possession of Administrative Agent or any Lender to the extent of the full amount of the Obligation (to the extent permitted by Law, Borrower being deemed directly obligated to each Lender in the full amount of the Obligation for such purposes) provided, that, Administrative Agent and each Lender agrees that it shall not, and shall not have the right to, exercise any Right of offset and/or banker's Lien against any Reserve Account; (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Laws of the State of Alabama, or any other applicable jurisdiction as Administrative Agent or Required Lenders (as the case may be) shall deem appropriate, or otherwise, including, without limitation, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to Administrative Agent or any Lender in any of the Loan Documents.

         11.2 COMPANY WAIVERS. To the extent permitted by Law, the Companies hereby waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their respective liability with respect to the Obligation (or any part thereof) shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

         11.3 PERFORMANCE BY ADMINISTRATIVE AGENT. If any covenant, duty, or agreement of any Company is not performed in accordance with the terms of the Loan Documents, after the occurrence and during the continuance of a Default, Administrative Agent may, at its option (but subject to the approval of Required Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of such Company. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by Borrower to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume, and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of any Company.

         11.4 DELEGATION OF DUTIES AND RIGHTS. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives.

         11.5 NOT IN CONTROL. Nothing in any Loan Document shall, or shall be deemed to (a) give any Agent or any Lender the Right to exercise control over the assets (including real property), affairs, or management of any Company, (b) preclude or interfere with compliance by any Company with any Law, or (c) require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Document is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that any Agent or any Lender acquiesces in any non-compliance by any Company with any Law or document, or that any Agent or any Lender does not expect any Company to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. Agents and Lenders have no fiduciary relationship with or fiduciary duty to any Company arising out of or in connection with the Loan Documents, and the relationship between Agents and Lenders, on the one hand, and the Companies, on the other hand, in connection with the Loan Documents is solely that of debtor and creditor. The power of Agents and Lenders under the Loan Documents is limited to the Rights provided in the Loan Documents, which Rights exist solely to assure payment and performance of the Obligation.

         11.6 COURSE OF DEALING. The acceptance by Administrative Agent or Lenders at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Administrative Agent, Required Lenders, or Lenders of any Default shall be deemed to be a waiver of any other then- existing or subsequent Default. No delay or omission by Administrative Agent, Required Lenders, or Lenders in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

         11.7 CUMULATIVE RIGHTS. All Rights available to Administrative Agent and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Administrative Agent and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

         11.8 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in SECTION 3.12.

         11.9 CERTAIN PROCEEDINGS. Each Company will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Lenders may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or Authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because the Companies agree that Administrative Agent's and Lenders' remedies at Law for failure of the Companies to comply with the provisions of this Section would be inadequate and that such failure would not be adequately compensable in damages, the Companies agree that the covenants of this Section may be specifically enforced.

         11.10 LIMITATION OF RIGHTS. Notwithstanding any other provision of any Loan Document, any action taken or proposed to be taken by Administrative Agent, any Agent, or any Lender under any Loan Document which would affect the operational, voting, or other control of any Company, shall be pursuant any applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of applicable Insurance Regulators.

         11.11 EXPENDITURES BY LENDERS. Borrower shall promptly pay within 15 Business Days after request therefor (a) all reasonable costs, fees, and expenses paid or incurred by Administrative Agent and Lead Arranger, incident to any Loan Document (including, without limitation, the reasonable fees and expenses of counsel to Administrative Agent and Lead Arranger and the allocated cost of internal counsel in connection with the negotiation, preparation, delivery, execution, coordination and administration of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses of Lenders and Administrative Agent incurred by Administrative Agent or any Lender in connection with the enforcement of the obligations of any Company arising under the Loan Documents (including, without limitation, costs and expenses incurred in connection with any workout or bankruptcy) or the exercise of any Rights arising under the Loan Documents (including, without limitation, reasonable attorneys' fees including the allocated cost of internal counsel, court costs and other costs of collection), all of which shall be a part of the Obligation and shall bear interest at the Default Rate from the date due until the date repaid.

         11.12 INDEMNIFICATION. BORROWER AND EACH OTHER COMPANY (BY EXECUTION OF AN AFFILIATE SUBORDINATION AGREEMENT OR ANY OTHER LOAN DOCUMENT) AGREES TO INDEMNIFY AND HOLD HARMLESS EACH AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AND ADVISORS (EACH,

AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL, LIABILITIES) COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE BORROWINGS (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S BAD FAITH, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 11.12 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY BORROWER, ITS DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. BORROWER AND EACH OTHER COMPANY (BY EXECUTION OF AN AFFILIATE SUBORDINATION AGREEMENT OR ANY OTHER LOAN DOCUMENT) AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY INDEMNIFIED PARTY ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSE QUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PRO POSED USE OF THE PROCEEDS OF THE BORROWINGS. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER AGREEMENT OF BORROWER OR THE OTHER COMPANIES HEREUNDER, THE AGREEMENTS AND OBLIGATIONS OF THE COMPANIES CONTAINED IN THIS SECTION 11.12 SHALL SURVIVE THE PAYMENT IN FULL OF THE BORROWINGS AND ALL OTHER AMOUNTS PAYABLE UNDER THE LOAN DOCUMENTS.

SECTION 12        AGREEMENT AMONG LENDERS.

         12.1     ADMINISTRATIVE AGENT.

                  (a) Appointment of Administrative Agent. Each Lender hereby appoints SouthTrust Bank (and SouthTrust Bank hereby accepts such appointment) as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Lender in and under all Loan Documents;
(ii) to arrange the means whereby the funds of Lenders are to be made available to Borrower under the Loan Documents; (iii) to take such action as may be requested by any Lender under the Loan Documents (when such Lender is entitled to make such request under the Loan Documents and after such requesting Lender has obtained the concurrence of such other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to Lenders under the Loan Documents; (v) to timely distribute, and Administrative Agent agrees to so distribute, to each Lender all material information, requests, documents, and items received from Borrower under the Loan Documents;
(vi) to promptly distribute to each Lender its ratable part of each payment or prepayment (whether voluntary, as proceeds of Collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; (vii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from Lenders; and (viii) to execute, on behalf of Lenders, such releases or other documents or instruments as are permitted by the Loan Documents or as directed by Lenders from time to time; provided, however, Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to the Loan Documents or applicable Law.

                  (b) Resignation of Administrative Agent; Successor Administrative Agents. Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to Lenders and may be removed as Administrative Agent under the Loan Documents at any time with cause by Required Lenders. Should the initial or any successor Administrative Agent ever cease to be a party hereto or should the initial or any successor Administrative Agent ever resign or be removed as Administrative Agent, then Required Lenders shall elect the successor Administrative Agent from among the Lenders (other than the resigning Administrative Agent). If no successor Administrative Agent shall have been so appointed by Required Lenders, within 30 days after the retiring Administrative Agent's giving of notice of resignation or Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Administrative Agent under the Loan Documents by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations of Administrative Agent under the Loan Documents and each Lender shall execute such documents as any Lender may reasonably request to reflect such change in and under the Loan Documents. After any retiring Administrative Agent's resignation or removal as Administrative Agent under the Loan Documents, the provisions of this SECTION 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                  (c) Administrative Agent as a Lender; Non-Fiduciary. Administrative Agent, in its capacity as a Lender, shall have the same Rights under the Loan Documents as any other Lender and may exercise the same as though it were not acting as Administrative Agent; the term "Lender" shall, unless the context otherwise indicates, include Administrative Agent; and any resignation or removal of Administrative Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrower and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth herein, and that Administrative Agent in its capacity as a Lender has all Rights of any other Lender.

                  (d) Other Activities of Administrative Agent. Administrative Agent and its Affiliates may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower and/or one or more of the other Companies, act as trustee or depositary for Borrower and/or one or more of the other Companies, or otherwise be engaged in other transactions with Borrower and/or one or more of the other Companies (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, Administrative Agent and its Affiliates shall not be responsible to account to Lenders for such other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of Borrower and/or one or more of the other Companies which are not contemplated or included in the Loan Documents, any present or future offset exercised by Administrative Agent and its Affiliates in respect of such other activities, any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of Administrative Agent or its Affiliates which may be or become security for the obligations of Borrower or any Company arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other activities; provided that, if any payments in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Obligation arising under the Loan Documents, then each Lender shall be entitled to share in such application ratably.

         12.2 EXPENSES. Upon demand by Administrative Agent, each Lender shall pay its ratable portion of any reasonable expenses (including, without limitation, court costs, attorneys' fees, and other costs of collection) incurred by Administrative Agent in connection with any of the Loan Documents if and to the extent Administrative Agent does not receive reimbursement therefor from other sources within 60 days after incurred; provided that, each Lender shall be entitled to receive its ratable portion of any reimbursement for such expenses, or part thereof, which Administrative Agent subsequently receives from such other sources.

         12.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents shall be deemed to give any Lender any advantage over any other Lender insofar as the Obligation arising under the Loan Documents is concerned, or to relieve any Lender from absorbing its ratable portion of any losses sustained with respect to the Obligation (except to the extent such losses result from unilateral actions or inactions of any Lender that are not made in accordance with the terms and provisions of the Loan Documents).

         12.4 DELEGATION OF DUTIES; RELIANCE. Administrative Agent may perform any of its duties or exercise any of its Rights under the Loan Documents by or through its Representatives. Administrative Agent and its Representatives shall (a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order, or other documents or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent, (b) be entitled to deem and treat each Lender as the owner and holder of the Obligation owed to such Lender for all purposes until, subject to SECTION 13.13, written notice of the assignment or transfer thereof shall have been given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of the Obligation owed to such Lender or portion thereof until such notice is given and received), (e) not be deemed to have notice of the occurrence of a Default or Potential Default unless a responsible officer of Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has received written notice from a Lender or Borrower and stating that such notice is a "Notice of Default," and (d) be entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

         12.5     LIMITATION OF LIABILITY.

                  (a) General. None of the Agents or any of their respective Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for fraud, gross negligence, or willful misconduct; and none of the Agents or any of their respective Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (provided that, nothing herein shall negate the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

                  (b) Non-Discretionary Actions; Indemnification. Unless indemnified to its satisfaction against loss, cost, liability, and expense, neither Administrative Agent nor any other Agent shall be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Administrative Agent requests instructions from Lenders or Required Lenders, as the case may be, with respect to any act or action (including, without limitation, any failure to act) in connection with any Loan Document, Administrative Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. Except where action of Required Lenders or all Lenders is required in the Loan Documents, Administrative Agent may act hereunder in its own discretion without requesting instructions. In no event, however, shall Administrative Agent or any of its respective Representatives be required to take any action which it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender shall have any Right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting hereunder in accordance with the instructions of Required Lenders (or all Lenders if required in the Loan Documents).

                  (c) Independent Credit Decision. Neither Administrative Agent nor any other Agent shall be responsible in any manner to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent or any other Agent in respect of, (i) the creditworthiness of any Company and the risks involved to such Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the existence, priority, or perfection of any Lien hereafter granted or purported to be granted under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. Each Lender agrees to indemnify Administrative Agent and its respective Representatives and hold them harmless from and against (but limited to such Lender's Pro Rata Part of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by them in any way relating to or arising out of the Loan Documents or any action taken or omitted by them under the

Loan Documents (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF ADMINISTRATIVE AGENT OR ITS REPRESENTATIVES), to the extent Administrative Agent and its respective Representatives are not reimbursed for such amounts by any Company (provided that, Administrative Agent, and its respective Representatives shall not have the Right to be indemnified hereunder for its or their own fraud, gross negligence, or willful misconduct).

         12.6     DEFAULT; COLLATERAL.

                  (a) Upon the occurrence and continuance of a Default, Lenders agree to promptly confer in order that Required Lenders or necessary Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders; and Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until Administrative Agent shall have received instructions from Required Lenders. All Rights of action under the Loan Documents and all Rights to the Collateral, if any, hereunder may be enforced by Administrative Agent and any suit or proceeding instituted by Administrative Agent in furtherance of such enforcement shall be brought in its name as Administrative Agent without the necessity of joining as plaintiffs or defendants any other Lender, and the recovery of any judgment shall be for the benefit of Lenders subject to the expenses of Administrative Agent. In actions with respect to any property of Borrower, Administrative Agent is acting for the ratable benefit of each Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrower to the Obligation shall be construed as being for the ratable benefit of each Lender.

                  (b) Each Lender authorizes and directs Administrative Agent to enter into the Collateral Documents for the benefit of the Lenders. Except to the extent unanimity (or other percentage set forth in SECTION 13.11) is required hereunder, each Lender agrees that any action taken by the Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.

                  (c) Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.

                  (d) Administrative Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Liens granted to Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected, or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the Rights granted or available to Administrative Agent in this SECTION 12.6 or in any of the Collateral Documents; it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent's own interest in the Collateral as one of the Lenders and that Administrative Agent shall have no duty or liability whatsoever to any Lender, other than to act without gross negligence or willful misconduct.

                  (e) Lenders hereby irrevocably authorize Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by Administrative Agent upon any Collateral: (i) upon termination of the Total Commitment and payment and satisfaction of the Obligation; (ii) constituting property in which no Company owned an interest at the time the Lien was granted or at any time thereafter; (iii) constituting property leased to a Company under a lease which has expired or been terminated in a transaction permitted under the Loan Document or is about to expire and which has not been, and is not intended by such Company to be, renewed; (iv) consisting of an instrument evidencing Debt pledged to Administrative Agent (for the benefit of Lenders), if the Debt evidenced thereby has been paid in full; (v) upon the sale, transfer, or disposition of Collateral which is expressly permitted pursuant to the Loan Documents, including, without limitation, under SECTION 9.23; (vi) as contemplated in SECTION 6.3; or (vii) if approved, authorized, or ratified in writing by all necessary Lenders. Upon request by Administrative Agent at any time, Lenders will confirm in writing Administrative Agent's authority to release particular types or items of Collateral pursuant to this SECTION 12.6.

                  (f) In furtherance of the authorizations set forth in this SECTION 12.6, each Lender hereby irrevocably appoints Administrative Agent its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Lender, (i) to enter into Collateral Documents (including, without limitation, any appointments of substitute trustees under any Collateral Document), (ii) to take action with respect to the Collateral and Collateral Documents to perfect, maintain, and preserve Lender's Liens, and
(iii) to execute instruments of release or to take other action necessary to release Liens upon any Collateral to the extent authorized in PARAGRAPH (E) hereof. This power of attorney shall be liberally, not restrictively, construed so as to give the greatest latitude to Administrative Agent's power, as attorney, relative to the Collateral matters described in this SECTION 12.6. The powers and authorities herein conferred on Administrative Agent may be exercised by Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an officer of Administrative Agent. The power of attorney conferred by this SECTION 12.6(F) is granted for valuable consideration and is coupled with an interest and is irrevocable so long as the Obligation, or any part thereof, shall remain unpaid or Lenders are obligated to make any Borrowings under the Loan Documents.

         12.7 LIMITATION OF LIABILITY. To the extent permitted by Law, (a) neither Administrative Agent nor any other Agent (acting in their respective agent capacities) shall incur any liability to any other Lender, Agent, or Participant except for acts or omissions resulting from its own fraud, gross negligence or willful misconduct, and (b) neither Administrative Agent nor any other Agent, Lender, or Participant shall incur any liability to any other Person for any act or omission of any other Lender, Agent, or Participant.

         12.8 RELATIONSHIP OF LENDERS. Nothing herein shall be construed as creating a partnership or joint venture among Agents and Lenders.

         12.9 BENEFITS OF AGREEMENT. None of the provisions of this SECTION 12 shall inure to the benefit of any Company or any other Person other than Lenders; consequently, no Company or other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Agent or any Lender to comply with such provisions.

         12.10 AGENTS. None of the Lenders identified in this Agreement as "Syndication Agent", "Lead Arranger" or "Co-Arranger" shall have any Rights, powers, obligations, liabilities, responsibilities, or duties under the Loan Documents other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "Syndication Agent", "Lead Arranger" or "Co-Arranger" shall have or be deemed to have any fiduciary relationship with any Lender. Any Lender that is a "Syndication Agent", "Lead Arranger" or "Co-Arranger" may voluntarily relinquish its title by giving written notice thereof to Administrative Agent and Borrower. Upon such relinquishments, a successor "Syndication Agent", "Lead Arranger" or "Co-Arranger" may be appointed upon the mutual agreement of Borrower and Administrative Agent.

         12.11 OBLIGATIONS SEVERAL. The obligations of Lenders hereunder are several, and each Lender hereunder shall not be responsible for the obligations of the other Lenders hereunder, nor will the failure of one Lender to perform any of its obligations hereunder relieve the other Lenders from the performance of their respective obligations hereunder.

         12.12 FINANCIAL HEDGES. To the extent any Lender or any Affiliate of a Lender issues a Financial Hedge in accordance with the requirements of the Loan Documents and accepts the benefits of the Liens in the Collateral arising pursuant to the Collateral Documents, such Lender (for itself and on behalf of any such Affiliates) hereby (i) appoints SouthTrust Bank, as its nominee and agent, to act for and on behalf of such Lender or Affiliate thereof in connection with the Collateral Documents and (ii) agrees to be bound by the terms of this SECTION 12; whereupon all references to "Lender" in this SECTION 12 and in the Collateral Documents shall include, on any date of determination, any Lender or Affiliate of a Lender that is party to a then-effective Financial Hedge which complies with the requirements of the Loan Documents. Additionally, if the Obligation owed to any Lender or Affiliate of a Lender consists solely of Debt arising under a Financial Hedge (such Lender or Affiliate being referred to in this SECTION 12.12 as an "ISSUING LENDER"), then such Issuing Lender (by accepting the benefits of any Collateral Documents) acknowledges and agrees that pursuant to the Loan Documents and without notice to or consent of such Issuing Lender:
(i) Liens in the Collateral may be released in whole or in part; (ii) all guaranties may be released; (iii) any Collateral Document may be amended, modified, supplemented, or restated; and (iv) all or any part of the Collateral may be permitted to secure other Debt.

SECTION 13        MISCELLANEOUS.

         13.1 HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, or affect the meaning thereof.

         13.2 NONBUSINESS DAYS. In any case where any payment or action is due under any Loan Document on a day which is not a Business Day, such payment or action may be delayed until the next succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that, if, in the case of any such payment in respect of a Eurodollar Rate Borrowing, the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         13.3 COMMUNICATIONS. Unless specifically otherwise provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for Administrative Agent and each Lender, Administrative Agent, and other Agents is set forth on SCHEDULE 2.1, and for Borrower is the address set forth by Borrower's signature on the signature page of this Agreement.

         13.4 FORM AND NUMBER OF DOCUMENTS. Each agreement, document, instrument, or other writing to be furnished under any provision of the Loan Documents must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

         13.5 EXCEPTIONS TO COVENANTS. No Company shall take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Document if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

         13.6 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. All Rights of, and provisions relating to, reimbursement and indemnification of Administrative Agent, any Agent, or any Lender (and any other provision of the Loan Documents that expressly provides for such survival) shall survive termination of this Agreement and payment in full of the Obligation.

         13.7 GOVERNING LAW. THE SUBSTANTIVE LAWS OF THE STATE OF ALABAMA (EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THE COLLATERAL DOCUMENTS), AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THE LOAN DOCUMENTS.

         13.8 INVALID PROVISIONS. If any provision in any Loan Document is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, the appropriate Loan Document shall be construed and enforced as if such provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Administrative Agent, Lenders, and each Company party to such Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         13.9 ENTIRETY. THE RIGHTS AND OBLIGATIONS OF THE COMPANIES, LENDERS, AND AGENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS. ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY ANY COMPANY, ANY LENDER, AND/OR ANY AGENT (TOGETHER WITH ALL COMMITMENT LETTERS AND FEE LETTERS ONLY AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE SIGNING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN THE COMPANIES, LENDERS, AND AGENTS, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREE MENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

         13.10 JURISDICTION; VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH COMPANY AND OTHER PARTY HERETO (INCLUDING EACH COMPANY BY EXECUTION OF AN AFFILIATE SUBORDINATION AGREEMENT OR ANY OTHER LOAN DOCUMENT), IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF ALABAMA, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY ALABAMA LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGA TION BROUGHT IN ANY SUCH COURT, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN ALABAMA IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO ADMINISTRATIVE AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Companies and each other party to the Loan Documents acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into the Loan Documents, and each will continue to rely on each of such waivers in related future dealings. The Companies and each other party to the Loan Documents warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION
13.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

         13.11    AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

                  (a) Except as otherwise specifically provided (including the next two sentences of this SECTION 13.11(A)), (i) this Agreement may be amended, modified, or waived only by an instrument in writing executed jointly by Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent (except removal of Administrative Agent as provided in SECTION 12) by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Documents may be the subject of an amendment, modification, or waiver only if Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same. Except as provided in SECTION 13.11(B) below, if Borrower shall request a waiver or consent of the Required Lenders under this Agreement or any other Loan Document and deliver to Administrative Agent all information and documentation requested by Administrative Agent in connection therewith, Administrative Agent shall endeavor to promptly forward such request and related documents and information to Lenders and request that Lenders approve or deny Borrower's request within a reasonable time (but not to exceed 30 days). If Administrative Agent has not received the vote of all Lenders within 30 days after such request has been sent to Lenders, Administrative Agent, in its sole and absolute discretion, may (and is hereby authorized by Lenders to) grant such waiver or consent if 66.667% (or in the case of any amendment, consent, or waiver with respect to any covenant or requirement in Section 9.30, 81%) of Lenders voting have approved such waiver or consent.

                  (b) Any amendment to or consent or waiver under any Loan Document which purports to accomplish any of the following must be by an instrument in writing executed by Borrower and executed (or approved, as the case may be) by each Lender affected thereby, and, in the case of any matter affecting Administrative Agent, by Administrative Agent: (i) postpones or delays any date fixed by the Loan Documents for any payment of all or any part of the Obligation payable to such Lender or Administrative Agent; (ii) reduces the interest rate or decreases the amount of any payment of principal, interest, fees, or other sums payable to Administrative Agent or any such Lender hereunder (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "REQUIRED LENDERS," this SECTION 13.11(B), or any other provision of the Loan Documents that requires the unanimous consent of Lenders;
(iv) changes the order of application of any payment or prepayment set forth in SECTIONS 3.3 and 3.12 in any manner that materially affects such Lender or Administrative Agent; (v) except as otherwise permitted by any Loan Document (including, without limitation, SECTION 6.3), waives compliance with, amends, or releases all or substantially all of the guaranties, if any; (vi) except as contemplated in SECTION 6.3, releases all or substantially all of the Collateral for the Obligation or permits the creation, incurrence, assumption, or existence of any Lien on all or substantially all of the Collateral to secure any obligations, other than Liens securing the Obligation and Permitted Liens; or
(vii) changes this CLAUSE (B) or any other matter specifically requiring the consent of all Lenders hereunder. Without the consent of such Lender, no Lender's Committed Sum or Commitment Percentage may be increased.

                  (c) Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Loan Document shall be controlled by the terms and provisions of this Agreement.

                  (d) No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Required Lenders (or by all Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         13.12 MULTIPLE COUNTERPARTS. The Loan Documents may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of any Loan Document, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and Borrower, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

         13.13    SUCCESSORS AND ASSIGNS; ASSIGNMENTS AND PARTICIPATIONS.

                  (a) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) Borrower may not, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of its Rights, duties or obligations under any Loan Documents without the express written consent of all Lenders, and (ii) except as permitted under this Section, no Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation.

                  (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its Rights and obligations under the Loan Documents (including, without limitation, all or a portion of its Borrowings and its Notes); provided, however, that:

                           (i) Each such assignment shall be to an Eligible Assignee;

                           (ii) Except in the case of an assignment to another Lender, an Affiliate of any Lender, or an Approved Fund of any Lender, or in the case of an assignment of all of a Lender's Rights and obligations under the Loan Documents, any such partial assignment under any Facility shall not be less than the following amounts for the Facility indicated, unless Administrative Agent and, unless a Default or Potential Default has occurred and is continuing, Borrower consent thereto in writing which may be evidenced by their acceptance and execution of the related Assignment and Acceptance Agreement):


     Facility                           Minimum Assignment
     --------                           ------------------
Revolver Facility          $5,000,000 (inclusive of any concurrent
                           assignments under the Term Loan Facility by the
                           assigning Lender to the same assignee)

Term Loan Facility         $5,000,000 (inclusive of any concurrent
                           assignments under the Revolver Facility or the
                           Term Loan Facility by the assigning Lender to
                           the same assignee)

                  ; provided that, no partial assignment for any Facility (including any assignment among Lenders) may result in any Lender holding less than $500,000 in any Facility;

                           (iii) Each such assignment by a Lender shall be of a proportionate part of all of the assigning Lender's Rights and obligations under this Agreement, the Notes and both Facilities so that both the assignee and the assigning Lender will at all times hold equivalent percentages of the Revolver Facility and the Term Loan Facility;

                           (iv) The parties to such assignment shall execute and deliver to Administrative Agent for its acceptance an Assignment and Acceptance Agreement substantially in the form of EXHIBIT F, together with any Notes subject to such assignment and a processing fee of $3,500; and

                           (v) So long as any Lender is an Agent under this Agreement, such Lender (or an Affiliate of such Lender) shall retain an economic interest in the Loan Documents, will not assign all of its Rights, duties, or obligations under the Loan Documents except to an Affiliate of such Lender, and will not enter into any Assignment and Acceptance Agreement that would have the effect of such Lender assigning all of its Rights, duties, or obligations under the Loan Documents to any Person other than an Affiliate of such Lender unless such Agent has relinquished such title in accordance with SECTION
                  12.1 (with respect to Administrative Agent) or SECTION 12.10 (with respect to the other Agents).

Upon execution, delivery, acceptance, and recordation of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, Rights, and benefits of a Lender under the Loan Documents, and the assigning Lender shall, to the extent of such assignment, relinquish its Rights and be released from its obligations under the Loan Documents. Upon the consummation of any assignment pursuant to this Section, but only upon the request of the assignor or assignee made through Administrative Agent,

Borrower shall issue appropriate Notes to the assignor and the assignee, reflecting such Assignment and Acceptance. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 4.6.

                  (c) Administrative Agent (acting solely for this administrative purpose as an agent of Borrower) shall maintain at its address referred to in SECTION 13.3 a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Commitment Percentage, and principal amount of the Borrowings owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the consummation of any assignment in accordance with this SECTION 13.13, SCHEDULE 2.1 shall automatically be deemed amended (to the extent required) by Administrative Agent to reflect the name, address, and, where appropriate, the respective Committed Sums under the Facilities of the assignor and assignee. No assignment shall be effective until recorded in the Register as provided in this SECTION 13.13(C).

                  (d) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT F, (i) accept such Assignment and Acceptance Agreement, (ii) record the, information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

                  (e) Subject to the provisions of this Section and in accordance with applicable Law, any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time sell to one or more Persons (other than any Company or any Affiliate of any Company) (each a "PARTICIPANT") participating interests in its portion of the Obligation. In the event of any such sale to a Participant, (i) such Lender shall remain a "Lender" under the Loan Documents and the Participant shall not constitute a "Lender" hereunder, (ii) such Lender"s obligations under the Loan Documents shall remain unchanged, (iii) such Lender shall remain solely responsible for the performance thereof, (iv) such Lender shall remain the holder of its share of the Principal Debt for all purposes under the Loan Documents, (v) Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's Rights and obligations under the Loan Documents, and (vi) such Lender shall be solely responsible for any withholding Taxes or any filing or reporting requirements relating to such participation and shall hold Borrower and Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents, and representatives harmless against the same. Participants shall have no Rights under the Loan Documents, other than certain voting Rights as provided below. Subject to the following, each Lender shall be entitled to obtain (on behalf of its Participants) the benefits of SECTION 4 with respect to all participations in its part of the Obligation outstanding from time to time, so long as Borrower shall not be obligated to pay any amount in excess of the amount that would be due to such Lender under SECTION 4 calculated as though no participations have been made. No Lender shall sell any participating interest under which the Participant shall have any Rights to approve any amendment, modification, or waiver of any Loan Document, except to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal, interest, or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except such reductions as are contemplated by the Loan Documents), or releases all or substantially all of the Collateral for the Obligation under the Loan Documents (except such releases of Collateral as are contemplated in SECTION 6.3); provided that, in those cases where a Participant is entitled to the benefits of SECTION 4 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Documents respecting the matters previously described in this sentence, such Lender must include a voting mechanism in the relevant participation agreement or agreements, as the case may be, whereby a majority of such Lender's portion of the Obligation (whether held by such Lender or Participant) shall control the vote for all of such Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in, or otherwise encumber its portion of the Obligation, unless the consent of the transferring Lender (which consent will not be unreasonably withheld) has been obtained.

                  (f) Notwithstanding any other provision set forth in this Agreement, any Lender may, without notice to, or consent of Borrower or Administrative Agent, at any time assign and pledge all or any portion of its Borrowings and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank or any Lender which is a fund may pledge all or any portion of its Borrowings and its Notes to any trustee or to any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities; provided that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to this SECTION 13.13. No such assignment, shall release the assigning Lender from its obligations hereunder.

                  (g) Any Lender may furnish any information concerning the Companies in the possession of such Lender from time to time to Eligible Assignees and Participants (including prospective Eligible Assignees and Participants) and to counterparties under a Financial Hedge issued by a Lender or an Affiliate of a Lender to the extent permitted by the Loan Documents.

         13.14 CONFIDENTIALITY. Administrative Agent and each Lender (each, a "LENDING PARTY") agrees to keep confidential any information furnished or made available to it by the Companies in the course of inspections conducted pursuant to SECTION 9.4 if such information has been marked "confidential"; provided that nothing herein shall prevent any Lending Party from disclosing such information
(a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, (d) upon the order of any Governmental Authority, (e) upon the request or demand of any Insurance Regulator or other Governmental Authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under the Loan Documents, (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Eligible Assignee, (j) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterpart), agrees to be bound by the provisions of this SECTION 13.14, and (k) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender. Administrative Agent and each Lender hereby acknowledge that their representatives who are directly involved in this matter may, from time to time, be in possession of material non-public information, and that all such representatives have been, or will be, advised about applicable state and federal securities Laws which may be applicable to persons having possession of material, non-public information concerning a public company.

         13.15 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. The obligations of each Company under the Loan Documents shall remain in full force and effect until termination of the Total Commitment, payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, except that SECTIONS 4, 11, and 13, and any other provisions under the Loan Documents expressly intended to survive by the terms hereof or by the terms of the applicable Loan Documents, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by any Company under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of such Company or otherwise, the obligations of each Company under the Loan Documents with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the day and year first above written.


                                           BORROWER:

Borrower's Address, Telex, etc.                               PROASSURANCE CORPORATION
------------------------------


ProAssurance Corporation                   By /s/ A. Derrill Crowe
100 Brookwood Place                          ----------------------------------------------------
Birmingham, AL 35209                       Name   A. Derrill Crowe
Attention: Chief Executive Officer             --------------------------------------------------
Telecopier Number: (205) 877-4405          Its  President and Chairman
Confirmation Number: (205) 877-4400            --------------------------------------------------

                                           LENDERS:

                                                                   SOUTHTRUST BANK
                                                     as Lead Arranger, as Administrative Agent,
                                                                as Syndication Agent,
                                                                    and as Lender

                                           By  /s/ T. Knudsen
                                             ----------------------------------------------------
                                           Name    T. Knudsen
                                               --------------------------------------------------
                                           Its     Senior Vice President
                                               --------------------------------------------------

                                                                BANK OF AMERICA, N.A.
                                                            as Co-Arranger and as Lender



                                           By  /s/ David B. Jackson
                                             ----------------------------------------------------
                                           Name    David B. Jackson
                                               --------------------------------------------------
                                           Its     Senior Vice President
                                               --------------------------------------------------


                                                                    AMSOUTH BANK



                                           By    /s/ David A. Simmons
                                             ----------------------------------------------------
                                           Name      David A. Simmons
                                               --------------------------------------------------
                                           Its       Senior Vice President
                                               --------------------------------------------------


                                                                    REGIONS BANK



                                           By    /s/ William D. Ritter
                                             ----------------------------------------------------
                                           Name      William D. Ritter
                                               --------------------------------------------------
                                           Its       Vice President
                                               --------------------------------------------------

                                                 LASALLE BANK, N.A.


                                          By    /s/ Linda A. Whittaker
                                             ----------------------------------
                                          Name      Linda A. Whittaker
                                               --------------------------------
                                          Its       Assistant Vice President
                                               --------------------------------

                                                                      SCHEDULE 1

                             CONSOLIDATION DOCUMENTS

- Agreement to Consolidate dated June 22, 2000 by and between Medical Assurance, Inc. and Professionals Group, Inc., as amended on November 1, 2000
- Medical Assurance, Inc. Stock Option Agreement dated June 22, 2000 by and between Medical Assurance, Inc. and Professionals Group, Inc.
- Professionals Group, Inc. Stock Option Agreement dated June 22, 2000 by and between Medical Assurance, Inc. and Professionals Group, Inc.
- Agreement and Plan of Merger to be executed between MAI Acquisition Corporation I and Medical Assurance, Inc.
- Agreement and Plan of Merger to be executed between PICM Acquisition Corporation and Professionals Group, Inc.

                                                                     SCHEDULE 1A

                            SIGNIFICANT SUBSIDIARIES

Significant Subsidiaries as of the Signing Date:

MAI Acquisition Corporation I
The Medical Assurance Company, Inc.
PICM Acquisition Corporation

Significant Subsidiaries as of Funding Date:

Medical Assurance, Inc.
The Medical Assurance Company, Inc.
Professionals Group, Inc.
ProNational Insurance Company
MEEMIC Holdings, Inc.

                                                                    SCHEDULE 2.1

                             LENDERS AND COMMITMENTS

                                                               Revolver                            Term Loan
                                            Revolver           Lender's          Term Loan          Lender's           Total
                                            Lender's          Commitment         Lender's          Commitment         Initial
              Lender                      Committed Sum       Percentage       Committed Sum       Percentage        Commitment
              ------                     ---------------      ----------      ---------------      ----------      ---------------

SouthTrust Bank                          $ 13,333,333.00       33.333333%     $ 36,666,667.00       33.333333%     $ 50,000,000.00
420 North 20th Street
Birmingham, AL 35203
Attention: Ted Knudsen
Telecopier number: (205) 254-6600
Confirmation number: (205) 254-5068

Bank of America, N.A                     $  8,000,000.00       20.000000%     $ 22,000,000.00       20.000000%     $ 30,000,000.00
600 Peachtree Street, N.E
Atlanta, GA 30308-2214
Attention: David Jackson
Telecopier number: (404) 607-6343
Confirmation number: (404) 607-5854

AmSouth Bank                             $  6,666,667.00       16.666667%     $ 18,333,333.00       16.666667%     $ 25,000,000.00
1900 5th Avenue North
Birmingham, AL 35203
Attention: David Simmons
Telecopier number: (205) 581-7479
Confirmation number: (205) 326-5924

Regions Bank                             $  6,666,667.00       16.666667%     $ 18,333,333.00       16.666667%     $ 25,000,000.00
417 20th Street North
Birmingham, AL 35203
Attention: William D. Ritter
Telecopier number: (205) 326-7739
Confirmation number: (205) 326-7904

LaSalle Bank, N.A                        $  5,333,333.00       13.333333%     $ 14,666,667.00       13.333333%     $ 20,000,000.00
135 South LaSalle Street
Chicago, IL 60603
Attention: Linda Whittaker
Telecopier number: (312) 904-6189
Confirmation number: (312) 904-2639

                  TOTALS:                $ 40,000,000.00          100.00%     $110,000,000.00          100.00%     $150,000,000.00

                                                                    SCHEDULE 7.1

                       CONDITIONS PRECEDENT (SIGNING DATE)

         SECTION 1. SIGNING. The signing of the Loan Documents shall take place at the offices of Bradley Arant Rose & White LLP, 2001 Park Place, Suite 1400, Birmingham, Alabama 35203, on May 10, 2001, or at such other place or on such other date as the parties hereto shall mutually agree.

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Agreement shall not become effective until the satisfaction of each of the following conditions:

                  (a)               Executed Loan Documents. (i) This Agreement,
                           (ii) a Revolver Note payable to each Lender, (iii) a Term Loan Note payable to each Lender, (iv) a Security Agreement given by the holder of the stock of each Significant Subsidiary which is a Significant Subsidiary as of the Signing Date, (v) the Affiliate Subordination Agreement that is to be entered into by any Company which is a Company as of the Signing Date, and (vi) each of the other Collateral Documents that is to be entered into by any Company which is a Company as of the Signing Date, shall have been duly authorized and executed by the parties thereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no Default or Potential Default shall exist thereunder, and the Borrower shall have delivered the original Notes and original counterparts of each of the other Loan Documents that is to be entered into by any Company which is a Company as of the Signing Date, (in sufficient number for delivery of a counterpart to each Lender) to the Administrative Agent.

                  (b)               Closing Certificates; Opinions; etc.

                           (i)               Officer's Certificate. The
                                    Administrative Agent shall have received a certificate from the chief executive officer and chief financial officer of Borrower, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in this Agreement and in the other Loan Documents delivered on the Signing Date are true, correct and complete; that the Borrower is not in violation of any of the covenants contained in this Agreement or the other Loan Documents; that no Default or Potential Default has occurred and is continuing; that, after giving effect to the transactions contemplated by this Agreement, Borrower on a consolidated basis with its Subsidiaries is Solvent and will continue to be Solvent upon and after the Consolidation; and that the Borrower has filed all required tax returns and owes no delinquent taxes.

                           (ii)              Certificate of Secretary. The
                                    Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower, of each Significant Subsidiary which is a Significant Subsidiary as of the Signing Date, and of the holder of the stock of each Significant Subsidiary which is a Significant Subsidiary as of the Signing Date certifying, as applicable, that attached thereto is a true and complete copy of the articles of incorporation or other


                                 Schedule 7.1-1
                                    charter documents of such Company and all amendments thereto, certified as of recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Company as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Company, authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such Company executing Loan Documents to which Borrower or such Company is a party.

                           (iii)             Certificates of Good Standing. The
                                    Administrative Agent shall have received certificates as of a recent date of the existence and good standing of the Borrower, each Significant Subsidiary which is a Significant Subsidiary as of the Signing Date, and the holder of the stock of each such Significant Subsidiary under the laws of their respective jurisdictions of organization and such other jurisdictions requested by the Administrative Agent.

                           (iv)              Opinions of Counsel. The
                                    Administrative Agent shall have received the favorable opinion of counsel to the Borrower and the Companies addressed to the Administrative Agent and Lenders with respect to such Persons, the Loan Documents delivered on the Signing Date and regulatory matters (including without limitation all applicable Authorizations) substantially in the form attached to this Agreement as EXHIBIT G-1, and covering such additional matters relating to the transactions contemplated by this Agreement and the Consolidation Agreement as the Administrative Agent or any Lender may reasonably request.

                           (v)               Tax Forms. If applicable, the
                                    Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by SECTION 4.6(D) of this Agreement.

                  (c)      Collateral.

                           (i)               Filings and Recordings. All filings
                                    that are necessary or desirable to perfect and protect the Liens of the Administrative Agent and the Lenders in the Collateral described in the Loan Documents shall have been filed in all appropriate locations and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such security interests constitute valid and perfected first priority Liens therein subject only to Liens permitted pursuant to SECTION 9.13.

                           (ii)              Pledged Stock. The Administrative
                                    Agent shall have received original stock certificates from the shareholders of each Significant Subsidiary which is a Significant Subsidiary as of the Signing Date evidencing the capital stock pledged pursuant to each Security Agreement delivered on the Signing Date, together with


                                 Schedule 7.1-2
                                    an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof.

                           (iii)             Insurance. To the extent reasonably
                                    available on the Signing Date, the
                                    Administrative Agent shall have received certificates of insurance and certified copies of insurance policies as required under SECTION 9.8 and the Collateral Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                  (d)      Consents; No Adverse Change.

                           (i)               Governmental and Third Party
                                    Approvals. All necessary approvals,
                                    authorizations and consents, if any be
                                    required, of any Person and of all
                                    Governmental Authorities (including all
                                    Insurance Regulators) and courts having
                                    jurisdiction with respect to the execution and delivery of this Agreement and the other Loan Documents delivered on the Signing Date shall have been obtained.

                           (ii)              Permits and Licenses. All permits
                                    and licenses, including all permits and
                                    licenses from Insurance Regulators and under applicable Laws, necessary to the conduct of business by the Borrower and the other Companies which are Companies as of the Signing Date shall have been obtained.

                           (iii)             No Injunction, etc. No action,
                                    proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or by the Consolidation Agreement.

                           (iv)              No Material Adverse Change. Since
                                    December 31, 2000, there shall not have
                                    occurred any change in the condition
                                    (financial or otherwise), operations,
                                    properties, business or prospects of
                                    Borrower and its Subsidiaries or MAI and its Subsidiaries, in each case taken as a whole, or any other event or condition that, in any case, is, or could be reasonably expected to be, a Material Adverse Event.

                           (v)               No Event of Default. No event that
                                    would constitute a Default or Potential
                                    Default under the Credit Agreement shall have occurred and be continuing.

                  (e)      Financial Matters.

                           (i)               Financial Statements. The
                                    Administrative Agent and each Lender shall have received recent annual and interim financial statements and other financial information with respect to MAI and its Subsidiaries and PICM and its Subsidiaries prepared in accordance with GAAP. Without limitation of the foregoing, the Administrative Agent and each Lender shall have


                                 Schedule 7.1-3
                                    received audited financial statements for the fiscal year ended December 31, 2000, unaudited financial statements for each fiscal quarter thereafter through March 31, 2001, and such other financial information with respect to Borrower and its Subsidiaries, MAI and its Subsidiaries and PICM and its Subsidiaries as the Administrative Agent may reasonably require.

                           (ii)              Payment of Fees and Expenses. There
                                    shall have been paid by the Borrower to the Administrative Agent, the Lead Arranger and the Lenders the fees set forth or referenced in SECTION 5 of this Agreement that are due and payable upon execution of this Agreement, and any other accrued and unpaid fees or commissions due hereunder (including, without limitation,
                                    Administrative Agent's legal fees and
                                    expenses incurred to date), and to any other
                                    Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all Taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the commitment letter, summary of terms, and fee letter referred to in SECTION
                                    5.2 of this Agreement.

                  (f)               Consolidation. The Administrative Agent
                           shall have reviewed (i) the documents in connection with the Consolidation, (ii) the business plans of Borrower and its Subsidiaries, and (iii) such other documents in connection with the Consolidation as the Administrative Agent shall reasonably request and such documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

                  (g)      Miscellaneous.

                           (i)               Proceedings and Documents. All
                                    opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

                           (ii)              Due Diligence and Other Documents.
                                    The Borrower shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent shall reasonably request.


                                 Schedule 7.1-4

                                                                   SCHEDULE 7.1A

                         CONDITIONS PRECEDENT (FUNDING)

         SECTION 1. CLOSING. The closing and funding of the Facilities shall take place at the offices of Bradley Arant Rose & White LLP, 2001 Park Place, Suite 1400, Birmingham, Alabama 35203, not later than June 30, 2001, or at such other place and on or before such other date as the parties hereto shall mutually agree.

         SECTION 2. CONDITIONS TO CLOSING. The obligation of the Lenders to fund the initial Borrowing under this Agreement is subject to the satisfaction of each of the following conditions, in addition to the conditions stated in SECTION 7.3 of this Agreement:

                  (a)               Conditions Reflected on Schedule 7.1. (i)
                           Each of the Loan Documents required to be delivered in accordance with SCHEDULE 7.1 shall have been delivered and be in full force and effect and no Default of Potential Default shall exist thereunder, and (ii) each of the other conditions precedent set forth on SCHEDULE 7.1 shall have been, and shall remain, satisfied in all respects.

                  (b)               Additional Loan Documents. To the extent not
                           delivered on the Signing Date: (i) a Security Agreement given by the holder of the stock of each Significant Subsidiary which is or becomes a Significant Subsidiary on the Funding Date (other than MEEMIC and its Subsidiaries), (ii) the Affiliate Subordination Agreement that is to be entered into by any Company which is or becomes a Company as of the Funding Date, and (iii) each of the other Collateral Documents that is to be entered into by any Company which is or becomes a Company as of the Funding Date, shall have been duly authorized and executed by the parties thereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no Default or Potential Default shall exist thereunder, and the Borrower shall have delivered the original counterparts of such Loan Documents (in sufficient number for delivery of a counterpart to each Lender) to the Administrative Agent.

                  (c)               Closing Certificates; Opinions.

                           (i)               Officer's Certificate. The
                                    Administrative Agent shall have received a certificate from the chief executive officer and chief financial officer of Borrower, on behalf of the Companies, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrower is not in violation of any of the covenants contained in this Agreement or the other Loan Documents; that no Default or Potential Default has occurred and is continuing and, after giving effect to the transactions contemplated by this Agreement and the consummation of the Consolidation, no Default or Potential Default will have occurred; that the Borrower has satisfied each of the closing conditions to be satisfied thereby; that, after giving effect to the transactions contemplated by this Agreement, Borrower on a consolidated basis with its Subsidiaries is Solvent


                                 Schedule 7.1A-1
                                    and will continue to be Solvent upon and after the Consolidation; and that the Borrower has filed all required tax returns and owes no delinquent taxes.

                           (ii)              Opinions of Counsel. The
                                    Administrative Agent shall have received the favorable opinion of counsel to the Borrower and the Companies addressed to the Administrative Agent and Lenders with respect to such Persons, the Loan Documents, the Consolidation, and regulatory matters (including without limitation all applicable Authorizations) substantially in the form attached to this Agreement as EXHIBIT G-2, and covering such additional matters relating to the transactions contemplated by this Agreement and the Consolidation Agreement as the Administrative Agent or any Lender may reasonably request.

                           (iii)             Certificate of Secretary. To the
                                    extent not delivered on the Signing Date, the Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower, of each Significant Subsidiary which is or becomes a Significant Subsidiary on the Funding Date (other than MEEMIC and its Subsidiaries), and of the holder of the stock of each Significant Subsidiary which is or becomes a Significant Subsidiary on the Funding Date (other than MEEMIC and its Subsidiaries) certifying, as applicable, that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Company and all amendments thereto, certified as of recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Company as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Company, authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such Company executing Loan Documents to which Borrower or such Company is a party.

                           (iv)              Certificates of Good Standing. To
                                    the extent not delivered on the Signing
                                    Date, the Administrative Agent shall have received certificates as of a recent date of the existence and good standing of the Borrower, each Significant Subsidiary which is or becomes a Significant Subsidiary on the Funding Date (other than MEEMIC and its Subsidiaries), and the holder of the stock of each such Significant Subsidiary under the laws of their respective jurisdictions of organization and such other jurisdictions requested by the Administrative Agent.

                  (d)               Collateral.

                           (i)               Pledged Stock. The Administrative
                                    Agent shall have received original stock certificates from the shareholder(s) of each Significant Subsidiary which is or becomes a Significant


                                Schedule 7.1A-2

                                    Subsidiary as of the Funding Date (other than MEEMIC and its Subsidiaries) evidencing the capital stock pledged pursuant to each Security Agreement, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof.

                           (ii)              Regulation U. The aggregate value
                                    of the margin and nonmargin stock pledged to secure the Facilities shall be sufficient to satisfy the loan value requirements of Regulation U.

                           (iii)             Filings and Recordings. To the
                                    extent not delivered on the Signing Date, all filings that are necessary or desirable to perfect and protect the Liens of the Administrative Agent and the Lenders in the Collateral described in the Loan Documents shall have been filed in all appropriate locations and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such security interests constitute valid and perfected first priority Liens therein subject only to Liens permitted pursuant to SECTION 9.13.

                           (iv)              Insurance. To the extent not
                                    delivered on the Signing Date, the
                                    Administrative Agent shall have received certificates of insurance and certified copies of insurance policies as required under SECTION 9.8 and the Collateral Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                  (e)               Consents; No Adverse Change.

                           (i)               Governmental and Third Party
                                    Approvals. All necessary approvals,
                                    authorizations and consents, if any be
                                    required, of any Person and of all
                                    Governmental Authorities (including all
                                    applicable Insurance Regulators) and courts having jurisdiction with respect to the execution and delivery of this Agreement and the other Loan Documents, and with respect to the consummation of the Consolidation, shall have been obtained.

                           (ii)              Permits and Licenses. All permits
                                    and licenses, including permits and licenses required from Insurance Regulators and under applicable Laws, necessary to the conduct of business by the Borrower and the other Companies shall have been obtained.

                           (iii)             No Injunction, etc. No action,
                                    proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or by the Consolidation Agreement.

                           (iv)              No Material Adverse Change. Since
                                    December 31, 2000, there shall not have
                                    occurred any change in the condition
                                    (financial or otherwise), operations,
                                    properties, business or prospects of


                                Schedule 7.1A-3

                                    Borrower and its Subsidiaries (including all of the Companies which are or become Companies as of the Funding Date), taken as a whole, or any other event or condition that, in any case, has had or could be reasonably expected to be a Material Adverse Event.

                           (v)               No Event of Default. No Default or
                                    Potential Default shall have occurred and be continuing.

                  (f)               Financial Matters.

                           (i)               Payment of Fees and Expenses. There
                                    shall have been paid by the Borrower to the Administrative Agent, the Lead Arranger and the Lenders the fees set forth or referenced in SECTION 5 of this Agreement that are due and payable on the Funding Date, and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, Administrative Agent's legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including (to the extent not paid on the Signing Date) all Taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

                  (g)               Consolidation. The Consolidation shall have
                           been consummated prior to or contemporaneously with the funding of the initial Borrowing under this Agreement, and all conditions to the Consolidation shall have been satisfied, including, without limitation, the following:

                           (i)               Shareholder Approval. Approval of
                                    the consolidation shall have been given by the required shareholders of MAI and PICM.

                           (ii)              Approval of Government Authorities.
                                    All necessary approvals of Governmental
                                    Authorities (including all applicable
                                    Insurance Regulators) shall have been
                                    received.

                           (iii)             Approval for Listing on NYSE. The
                                    shares of stock of Borrower to be issued in connection with the Consolidation shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                           (iv)              Opinion of Accountants. Borrower
                                    shall have received a favorable opinion of Ernst & Young LLP, or another nationally recognized accounting firm, with respect to the federal income tax treatment of the Consolidation regarding the Companies.

                           (v)               Ratings. MAI and PICM shall have
                                    received ratings from the A.M. Best Rating
                                    Agency no less favorable than A-, and
                                    neither MAI nor PICM shall have received notice that such ratings will be less favorable than A- after the Consolidation.

                           (vi)              Dividends from MAI and PICM.
                                    Borrower shall have received dividends from MAI and PICM in an aggregate amount


                                Schedule 7.1A-4
                                    which, together with the amount available under the Term Loan Facility, is sufficient to pay all sums required to consummate the Consolidation.

                           (vii)             Mergers of MAI and PICM. MAI shall
                                    have been merged with MAI Acquisition
                                    Corporation, Inc., a wholly owned Subsidiary of Borrower, with MAI being the surviving corporation with 100% of its outstanding stock being owned by Borrower, and PICM shall have been merged with PICM Acquisition Corporation, Inc., a wholly owned Subsidiary of Borrower, with PICM being the surviving corporation with 100% of its outstanding stock being owned by Borrower.

                           (viii)            Other Matters. Borrower shall have
                                    delivered to the Administrative Agent such other documents and information relating to the Consolidation as the Administrative Agent or any Lender shall reasonably request, and all matters pertaining to the Consolidation shall be satisfactory to the Administrative Agent and the Lenders.

                           (ix)              Exchange Agent. To the extent
                                    required by Administrative Agent if the
                                    funding of the initial Borrowing will occur prior to the consummation of the Consolidation, Administrative Agent shall have received such agreements and assurances from Mellon Investor Services LLC (the Exchange Agent for the Consolidation) that the proceeds of the initial Borrowing will be returned to Lenders on Administrative Agent's demand if the Consolidation is not consummated promptly after such Exchange Agent's receipt of such funds.

                  (h)               Miscellaneous.

                           (i)               Pay off of Loans. The
                                    Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that (A) the obligations of Professionals Group, Inc. arising under that certain Credit Agreement dated April 4, 1997, as amended, between such company and LaSalle Bank, N.A. will be fully paid, satisfied and discharged, and (B) such Credit Agreement and any liens, encumbrances, mortgages or restrictions in respect of any such obligations will be terminated on the Funding Date.

                           (ii)              Proceedings and Documents. All
                                    opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement and by the Consolidation shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and by the Consolidation, and the taking of all actions in connection therewith.


                                Schedule 7.1A-5

                           (iii)             Due Diligence and Other Documents.
                                    The Borrower shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests.

                  (i)               Funding Indemnification Letter. If the
                           Borrower desires to obtain a Eurodollar Rate
                           Borrowing on the Funding Date, the Administrative Agent shall have received, at least 2 Business Days prior to the Funding Date, a funding indemnification letter satisfactory to the Administrative Agent and the Lenders, pursuant to which (i) the Administrative Agent and Borrower have agreed upon an interest rate, amount of Eurodollar Rate Borrowing, and Interest Period for such Eurodollar Rate Borrowing, and (ii) Borrower has agreed to indemnify the Lenders from any loss or expense arising from the failure to close on the anticipated Funding Date identified in such letter or the failure to borrow such Eurodollar Rate Borrowing on such date.

         SECTION 3.        POST-CLOSING REQUIREMENTS.

                  (a)               Confirmation of Consummation of
                           Consolidation. The Administrative Agent shall no later than ______ days after the Funding Date receive written confirmation from counsel to the Borrower and the Companies of the consummation of the Consolidation and the effective date thereof.


                                Schedule 7.1A-6

                                                                    SCHEDULE 7.2

                  CONDITIONS PRECEDENT TO PERMITTED ACQUISITION

                  1. Borrower shall deliver to Administrative Agent a copy of the proposed purchase agreement (including all schedules and exhibits thereto) relating to the proposed Acquisition, and such other documents, certificates, information and instruments as Administrative Agent may request;

                  2. Borrower shall deliver to Administrative Agent documentation demonstrating pro forma compliance with the terms and conditions of the Loan Documents, after giving effect to the proposed Acquisition, including (A) pro forma income statement and balance sheet for the Companies (after giving effect to the proposed Acquisition), and (B) cash flow projections therefor for the period from the date thereof through the last-to-occur of the then-effective Termination Dates, demonstrating compliance with the applicable financial covenants and debt amortization schedules;

                  3. As of the closing of any proposed Acquisition, after giving effect thereto, the acquiring party must be Solvent, and the Companies, on a consolidated basis, must be Solvent; and

                  4. As of the closing of any proposed Acquisition, no Default or Potential Default (including, but not limited to, a Default pursuant to SECTION 10.7) shall exist or occur as a result thereof, and after giving effect thereto.

                                                                    SCHEDULE 8.2

                       AUTHORIZATIONS-INSURANCE REGULATORS

COMPANY                             STATES LICENSED                    TYPE OF INSURANCE
-------                             ---------------                    -----------------

Medical Assurance of                Alabama                            Power 3, Miscellaneous Casualty; Surety
West Virginia, Inc.                                                    Excl. Official Surety Bonds; Marine

                                    West Virginia                      Casualty, including Limited WC

                                    Mississippi                        3-Casualty; 5-Surety; 6-Workers'
                                                                       Compensation; 16-Accident & Health

The Medical Assurance               Alabama                            Property; Misc. Casualty, including
Company, Inc.                                                          Official Surety; Disability Only;
                                                                       Marine

                                    Alaska                             Disability; Property; Casualty (all
                                                                       Clauses); Surety

                                    Arizona                            Property; Casualty without WC

                                    Arkansas                           Casualty

                                    California                         Liability

                                    Colorado                           Property & Casualty, including WC;
                                                                       Life, including Accident & Health

                                    Delaware                           Health & Casualty, including Liability;
                                                                       Surety and Misc.

                                    District of Columbia               Medical Malpractice; Group A&H;
                                                                       Other A&H; WC; Com. Gen. Liab.;
                                                                       Supersedeas Bonds

                                    Florida                            Med. Mal.; Other Liability

                                    Georgia                            Prop.; Marine & Trans.; Casualty,
                                                                       including Work Comp.; Surety

                                    Hawaii                             Casualty; Disability

                                    Idaho                              Casualty, excluding WC; Disability

                                    Illinois                           Class 2(a) A&H; (c) Liability; (d) WC;
                                                                       (g) Surety

                                    Indiana                            Class 2(a), (b), (c), (d), (e), (f), (g), (h), (i)&
                                                                       (k-excluding bail bonds); Class 3 (a), (b), (c) &
                                                                       (d); Class 2(a) A&H: Disability; (b) WC;

COMPANY                             STATES LICENSED                    TYPE OF INSURANCE
-------                             ---------------                    -----------------

                                                                       (H) Liability

                                    Kentucky                           Multiple Line Ins. (Health, Property,
                                                                       Surety, Casualty, Marine and Trans.)

                                    Louisiana                          A&H; Liability; WC

                                    Maryland                           Casualty; Health; Surety; WC

                                    Massachusetts                      Liability other than Auto.

                                    Michigan                           624(b) including Liability, excluding
                                                                       WC; 624(h) (Malpractice)

                                    Minnesota                          Liability; WC

                                    Missouri                                    Fidelity and Surety (379.010.1(3)
                                                                       RsMo); Liability (379.010.1(2) Rs.Mo)

                                    Montana                                     Casualty

                                    Nebraska                           Sickness & Accident; Liability;
                                                                       WC and Employers' Liability

                                    Nevada                             Health; Accident; Property;
                                                                       Casualty (including WC effective
                                                                       7/1/99)

                                    North Carolina                     A&H; Personal Liability (Other);
                                                                       Property Damage Liability (Other);
                                                                       WC and Emp. Liability; Fidelity
                                                                       and Surety

                                    North Dakota                       A&H; WC; Liability (not Auto);
                                                                       Surety

                                    Ohio                               Med. Mal.; A&H; Other Accident;
                                                                       WC; Other Liability; Surety

                                    Oklahoma                           A&H; Property; Casualty

                                    Oregon                             Casualty, including WC

                                    Pennsylvania                       Other Liability; WC

                                    Rhode Island                       Med. Mal.; A&H; WC; Other
                                                                       Liability; Surety

                                    South Carolina                     Property; Casualty (includes WC);
                                                                       A&H


COMPANY                             STATES LICENSED                    TYPE OF INSURANCE
-------                             ---------------                    -----------------

                                    South Dakota                       (2) Health; (5) WC; (6) Bodily Injury;
                                                                       (7) Property Damage (no Auto)

                                    Tennessee                          Property; Casualty (includes WC)

                                    Texas                              Liability other than Auto.; A&H;
                                                                       Reinsurance (Direct Line)

                                    Utah                               Liability; Professional Liability;
                                                                       Disability; WC

                                    Virginia                           Fire; Misc. Property; Com'cial
                                                                       Multi. Peril; Liability: A&S; WC

                                    Washington                         General Casualty

                                    Wisconsin                          Disability; Liability & Incidental
                                                                       Medical; Surety; WC

                                    Wyoming                            Casualty

ProNational Insurance
Company                             Alabama                            Property, Miscellaneous Casualty
                                                                       and Surety (including Official
                                                                       Surety Bonds and Marine)

                                    Delaware                           Property, Surety, Marine &
                                                                       Transportation and Casualty
                                                                       (including vehicle, liability, burglary
                                                                       & theft, personal property floater,
                                                                       glass, boiler & machinery, credit, w/c
                                                                       & employer's liability, malpractice
                                                                       and livestock.

                                    Florida                            Medical Malpractice and other liability

                                    Georgia                            Property, Marine & Transport, Casualty
                                                                       (including workers' compensation) and Surety

                                    Illinois                           Casualty, Fidelity & Surety: Accident &
                                                                       Health, Vehicle, Liability, W/C, Burglary &
                                                                       Forgery, Glass, Fidelity & Surety,
                                                                       Miscellaneous, other Casualty Risks,
                                                                       Contingent Losses, Legal Expense Insurance.
                                                                       Fire and Marine:  Fire, Elements, War, Riot &
                                                                       Explosion, Marine and Transportation,
                                                                       Vehicle, Property damage, sprinkler leakage
                                                                       and crop, other Fire and Marine Risks,
                                                                       Contingent Losses, Legal Expense Insurance

COMPANY                             STATES LICENSED                    TYPE OF INSURANCE
-------                             ---------------                    -----------------

                                    Indiana                            Accident, W/C, Burglary, theft or
                                                                       housebreaking, Glass, Boiler & Machinery,
                                                                       Auto, Sprinklers, leakage, accident liability,
                                                                       Credit, Title, Bonds, Mortgages, Surety &
                                                                       Fidelity (except Bail Bonds), Casualty, Legal
                                                                       Expenses, Buildings & Personal Property,
                                                                       Crops & Farm, Water, Sprinklers, Inland
                                                                       Marine.

                                    Iowa                               Fire, Extended Coverage, Other Allied Lines,
                                                                       Homeowners Multi-Peril (including BI),
                                                                       Commercial multiple peril, Earthquake,
                                                                       Growing Crops, Ocean Marine, Inland
                                                                       Marine, Accident only (individual), Accident
                                                                       & health (Individual), Hospital & medical
                                                                       expense (individual), Group accident and
                                                                       health, Workers' compensation, Liability other
                                                                       than auto (BI&PD), Auto Liability (BI&PD),
                                                                       Auto physical damage, Aircraft physical
                                                                       damage, Fidelity, Surety, Glass, Burglary &
                                                                       theft, Boiler & machinery, Livestock (only),
                                                                       Credit (only), Reinsurance (only), life
                                                                       [includes credit life, variable life, annuities,
                                                                       variable annuities & group], County mutual
                                                                       association, Fraternal benefit, Reciprocal,
                                                                       Mortgage guaranty, Nonprofit hospital &
                                                                       medical services, Assessment accident, Health
                                                                       maintenance organization, Benevolent
                                                                       association, Financial Guaranty.

                                    Kansas                             Fire, Windstorm & Hail, Extended Coverage,
                                                                       Additional Perils on Growing Crops, Hail on
                                                                       Growing Crops, Sprinkler Leakage, Business
                                                                       Interruption, Water Damage, Ocean Marine,
                                                                       Inland Marine, Automobile Physical Damage,
                                                                       Homeowners Policies, Automobile Liability,
                                                                       General Liability, W/C, fidelity, Surety &
                                                                       Forgery Bonds, lass, Burglary, Theft &
                                                                       Robbery, Boiler & Machinery, Credit,
                                                                       Malpractice Liability, Livestock Mortality.

                                    Kentucky                           Health, Property & Casualty, Surety, Marine
                                                                       & Transportation

                                    Maryland                           Marine, Wet Marine & Transportation-
                                                                       Section 70, Property & Marine-Section 67
                                                                       (excluding Wet Marine & Transportation),
                                                                       Surety-Section 69, Casualty (not including
                                                                       Vehicle Liability, Mortgage Guaranty & W/C)
                                                                       Section-68, W/C-Section 68, Vehicle
                                                                       Liability-Section 68, Variable Annuities-
                                                                       Sections 63 & 362, Dental-

COMPANY                             STATES LICENSED                    TYPE OF INSURANCE
-------                             ---------------                    -----------------


                                                                       Section 585, Fraternal-Section 307, Mortgage
                                                                       guaranty-Section 68, Health-Section 66, Life,
                                                                       including Annuities & Health (except Variable
                                                                       Life & Variable Annuities) - Sections 63, 65 &
                                                                       66, Non-Profit health Service Plan-Section 354,
                                                                       Variable Life-Section 63 & 362, Title-Section
                                                                       71, Medical Mutual-Section 551, Legal Mutual-
                                                                       Section 569.

                                    Michigan                           Disability, Property, Ocean Marine, Inland
                                                                       Marine, Automobile Liability-limited,
                                                                       Casualty:  Steam Boiler, Flywheel &
                                                                       Machinery, Automobile, W/C, Liability, Plate
                                                                       Glass, Sprinkler & Water Damage, Credit,
                                                                       Burglary & Theft, Livestock, Malpractice,
                                                                       Disability coverage supplemental to Auto
                                                                       Insurance, Surety & Fidelity.

                                    Minnesota                          Pending

                                    Missouri                                    Fidelity & Surety, Liability, Property

                                    New Jersey                         Fire & Allied Lines, Ocean Marine, Inland
                                                                       Marine, Automobile Liability BI/PD, Other
                                                                       Liability, Burglary & Theft, Livestock

                                    North Carolina Pending

                                    Ohio                               Medical Malpractice, Workers'
                                                                       Compensation, Other Liability, Other
                                                                       Commercial Auto Liability

                                    Pennsylvania                       Inland Marine & Physical Damage, Ocean
                                                                       Marine, Fidelity & Surety, Glass, Other
                                                                       Liability, Boiler & Machinery, Burglary &
                                                                       Theft, Credit, Water Damage, Livestock, Auto
                                                                       Liability, W/C.

                                    South Carolina                     Accident & health, Property, Casualty, Surety,
                                                                       Marine

                                    Tennessee                          Property, Casualty, Vehicle, Surety

                                    Virginia                                    Liability other than Auto

                                    West Virginia                      Accident & Sickness, Fire, marine, Casualty,
                                                                       Surety

                                    Wisconsin                          Fire, Inland Marine & Other Property, Ocean
                                                                       Marine, Liability & Incidental Medical
                                                                       Expense, Automobile & Aircraft, Fidelity,

COMPANY                             STATES LICENSED                    TYPE OF INSURANCE
-------                             ---------------                    -----------------

                                                                       Surety.

ProNational Casualty
Company                             Illinois                           Casualty, Fidelity & Surety:  Accident &
                                                                       Health, Vehicle, Liability, W/C, Burglary &
                                                                       Forgery, Glass, Fidelity & Surety,
                                                                       Miscellaneous, other Casualty Risks,
                                                                       Contingent Losses, Legal Expense Insurance.
                                                                       Fire and Marine:  Fire, Elements, War, Riot &
                                                                       Explosion, Marine and Transportation,
                                                                       Vehicle, Property damage, sprinkler leakage
                                                                       and crop, other Fire and Marine Risks,
                                                                       Contingent Losses, Legal Expense Insurance

American Medical
Insurance Exchange                  Indiana                            Accident, W/C, Burglary, theft or
                                                                       housebreaking, glass, Boiler & Machinery,
                                                                       Auto, Sprinklers, leakage, accident liability,
                                                                       Credit, Surety & Fidelity (except Bail Bonds),
                                                                       Casualty, Legal Expenses, Buildings &
                                                                       Personal Property, Crops & Farm, Water,
                                                                       Sprinklers, Inland Marine.

MEEMIC Insurance
Company                             Michigan                           Property, Ocean Marine, Automobile
                                                                       Insurance-Limited, Casualty:  Automobile,
                                                                       Casualty: Plate Glass, Casualty: Sprinkler &
                                                                       Water Damage, Casualty: Burglary & Theft,
                                                                       Disability coverage supplemental to auto
                                                                       insurance.  Personal lines.

                                    Ohio                               Allied Lines, Burglary & Theft, Commercial
                                                                       Auto-Liability, Commercial Auto-No Fault,
                                                                       Commercial Auto-Physical Damage, Fire,
                                                                       glass, Inland Marine, Multiple Peril-
                                                                       Commercial, Multiple Peril-Farm owners,
                                                                       Multiple Peril-Homeowners, Ocean Marine,
                                                                       Other Liability, Private Passenger Auto-
                                                                       Liability, Private Passenger Auto-Other,
                                                                       Private Passenger-Physical Damage, Workers
                                                                       Compensation

                                                                    SCHEDULE 8.3

                     CAPITAL STOCK AND PARTNERSHIP INTERESTS

                  LISTING OF BORROWER, MAI AND THEIR RESPECTIVE
                      SUBSIDIARIES AS OF THE SIGNING DATE:

Company                                              Owner of Shares                % Ownership
-------                                              ---------------                -----------
ProAssurance Corporation                             Unissued                           -
MAI Acquisition Corporation I                        ProAssurance Corporation           100%
PICM Acquisition Corporation                         ProAssurance Corporation           100%
Medical Assurance, Inc.                              Publicly traded                    -
Medical Assurance of West Virginia, Inc.             Medical Assurance, Inc.            100%
Specialty Underwriters Reinsurance Facility          Medical Assurance, Inc.            100%
The Medical Assurance Company, Inc.                  Medical Assurance, Inc.            100%
Medical Assurance of Indiana Agency, Inc.            Medical Assurance, Inc.            100%
Mutual Assurance Agency, Inc.                        The Medical Assurance
                                                          Company, Inc.                 100%
Mutual Assurance Agency of Ohio, Inc.                The Medical Assurance
                                                          Company, Inc.                 100%

                    LISTING OF BORROWER AND ITS SUBSIDIARIES
                   CONTEMPLATED ON AND AFTER THE FUNDING DATE:

Company                                                Owner of Shares                    % Ownership
-------                                                ---------------                    -----------
ProAssurance Corporation                               Publicly traded
Medical Assurance, Inc.                                ProAssurance Corporation           100%
Medical Assurance of West Virginia, Inc.               Medical Assurance, Inc.            100%
Specialty Underwriters Reinsurance Facility            Medical Assurance, Inc.            100%
The Medical Assurance Company, Inc.                    Medical Assurance, Inc.            100%
Mutual Assurance Agency, Inc.                          The Medical Assurance              100%
                                                       Company, Inc.
Professionals Group, Inc.                              ProAssurance Corporation           100%
ProNational Insurance Agency, Inc. (formerly known     Professionals Group, Inc.          100%
    as PICOM Insurance Agency, Inc.)
Professionals Group Services Corp.                     Professionals Group, Inc.          100%
Professionals National Insurance Co., Ltd.             Professionals Group, Inc.          100%
MedAdvantage, Inc.                                     Professionals Group, Inc.          100%
American Insurance Management Corporation              Professionals Group, Inc.          100%
ProNational Insurance Company                          Professionals Group, Inc.          100%
MEEMIC Holdings, Inc.                                  ProNational Insurance Company      approx. 84%
ProNational Casualty Company                           ProNational Insurance Company      100%
PICOM Claims Services Corporation                      ProNational Insurance Company      100%
Physicians Protective Plan, Inc.                       ProNational Insurance Company      100%
MEEMIC Insurance Company                               MEEMIC Holdings, Inc.              100%
MEEMIC Insurance Services Corporation                  MEEMIC Holdings, Inc.              100%

                                                                   SCHEDULE 8.10

                             EMPLOYEE BENEFIT PLANS

Benefit Plans of Medical Assurance, Inc. and Subsidiaries

1. Medical Assurance, Inc. Thrift Plan (stock purchase plan/non-ERISA plan)

2.       Medical Assurance, Inc. 401(k) Plan (through Principal Financial Group)

3.       Medical Assurance, Inc. Pension Plan

4.       Medical Assurance, Inc. Incentive Compensation Stock Plan

5.       Long-Term Disability Plan (through MGIS Companies)

6.       Short-Term Disability Plan (self-funded)

7. Group Universal Life Insurance Plan (through Principal - funded by employees)

8. Group Term Life Insurance - Indiana only (through UNUM - company funded)

9. Group Health/Dental Insurance (Blue Cross-Blue Shield of Alabama). Employees of all locations will be covered under this plan as of July 1, 2000. (Indiana currently has separate coverage through Anthem Blue Cross Blue Shield; converting to corporate coverage on 7/1/00.)

10. MA-Flex (Flexible Spending Plan for dependent care expenses and unreimbursed medical expenses.)

11.      Educational Reimbursement Program (self-funded)

12.      Vacation (with vacation buy back for excess carry over hours)

13.      Sick Leave (with sick leave buy back for excess carry over hours)

14.      Holidays (9 paid holidays per year; 5 regular, 4 floating)

15.      MAI Director Deferred Compensation Plan

Professionals Group, Inc. Benefit Plans

1.       Delta Dental Plan of Michigan Contract
         Group Number: 1651-0012

2.       Delta Dental Plan - Florida
         Group Number: 1651-0012
         MetLife - Preferred Dentist Program

3. Physicians Health Plan, Inc. Health Maintenance Organization Group Policy Number: 20543
         Benefit Description: 20049-311-11010

4. Physicians Health Plan, Inc. - United Healthcare Insurance Company Out-of-Network Medical Benefits
         Group Number: 23305

5.       Blue Cross Blue Shield of Florida
         Summary of Benefits

6.       Reliance Standard Life Insurance Company
         Group Life and Accidental Death and Dismemberment Insurance Program
         GL033309-00                04/1999 edition

7.       Reliance Standard Life Insurance Company
         Group Life Insurance Program
         GL033310-00                04/1999 edition

8.       Short Term Disability Summary
         Plan Number 600
         Effective September 1, 1990, revised and restated effective September 1, 1994

9. Professionals Group Employee Stock Ownership Pension Plan, as amended, and Summary Plan Description dated July 1, 1998

10. Professionals Group Stock Purchase Plan, as amended, and Summary of Key Provisions of the Plan

11. Professionals Group Employees' Savings and Retirement Plan, as amended June 3, 1998

12. Professionals Group Employees' Savings and Retirement Plan Summary Plan Description dated July 1, 1998

13. Professionals Insurance Company Management Group 1996 Non-Employee Directors Stock Option Plan

14.      Professionals Insurance Company Management Group 1996 Long Term
         Incentive Plan

15.      Professionals Insurance Company Management Group Stock Purchase Plan

16. ProNational Insurance Company Employee Handbook dated January, 1999, which contains other benefit plans.

17.      MEEMIC Holdings, Inc. Stock Compensation Plan

18.      Reliance Standard Life Insurance Company
         Accidental Death & Dismemberment
         Effective Date: March 8, 1999
         Policy No. SR 45047

19.      Delta Dental Contract & Summary of Dental Plan Benefits
         Group No.: 7336-0001, 0002
         Dated: October 1, 1998

20.      American United Life Insurance Company
         Group Term Life Insurance
         Group No. G00600547-0000-000

21.      MEEMIC Flexible Benefit Plan
         Federal Plan ID Number: 502
         Dated: January 1, 1999

22.      American United Life Insurance Company
         Group Long Term Disability Insurance
         Group No. 00600547-0001-000

23.      MEEMIC Employee Benefit Plan w/ Amendments 1-9
         Medical, Vision, Prescription Drug
         Dated: September 1, 1988
         Federal Plan ID Number: 501

24.      MEEMIC Insurance Company Retirement and Savings Plan
         Dated: January, 2000

25.      MEEMIC Insurance Company
         Principal Financial Group Prototype for Money Purchase Plans
         Dated: January 1, 1993

26.      MEEMIC Insurance Company
         Principal Financial Group Prototype for Savings Plans
         Dated: July 1, 1991

27.      Automated Travel Expense Report Instructions
         Automated Daily Expense Report Instructions

28.      MEEMIC Insurance Company
         Employee Handbook
         Dated: July, 1999

29.      MEEMIC - 2000 Short-Term Incentive Plan
         Dated: December 8, 1999

                                                                   SCHEDULE 8.23
                                   TRADENAMES

Professionals Group Services Corp. d/b/a "ProNational Services Corporation"

Physicians Protective Plan, Inc. d/b/a ProNational Solutions

MEEMIC Insurance Services Corporation d/b/a "Michigan Educators Insurance
Agency"

ProAssurance [applied for]

                                                                   SCHEDULE 9.12

                                  EXISTING DEBT

1. Debt outstanding under Credit Agreement dated April 4, 1997 between Professionals Group, Inc. and LaSalle Bank, N.A. At March 31, 2001, the amount outstanding was $14,500,000.

2. Debt owed by MEEMIC Holdings, Inc. to the former shareholders of the MEIA Insurance Agency incurred in connection with MEEMIC Holdings' acquisition of MEIA. As of December 31, 2000, the amount owing was $1,040,000.

                                                                   SCHEDULE 9.13

                                 EXISTING LIENS


1. The Credit Agreement between Professionals Group, Inc. and LaSalle Bank as referenced in Schedule 9.12 contains a negative pledge covenant.

2.       Other Liens permitted by Section 9.13.

                                                                   SCHEDULE 9.20

                         EXISTING LOANS AND INVESTMENTS

1.       None, other than as permitted by Section 9.20.

                                                                       EXHIBIT C

                                   [RESERVED]

                                                                     EXHIBIT A-1

                                  REVOLVER NOTE

$_____________                                               Birmingham, Alabama
                                                                          , 2001
                                                --------------------------

         FOR VALUE RECEIVED, PROASSURANCE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________________________, a _______________________ (the "Lender"),
the principal sum of ________________________AND NO/100 DOLLARS ($__________________), or such lesser amount as shall equal the aggregate unpaid principal amount of all Borrowings disbursed by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement referred to below, on the dates and in the amounts provided for Borrowings under the Revolver Facility pursuant to the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SouthTrust Bank, as Administrative Agent, 420 North 20th Street, Birmingham, Alabama 35203, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Borrowings under the Revolver Facility funded by the Lender, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Revolver Notes referred to in the Credit Agreement dated as of May 10, 2001 among the Borrower, the Lenders listed on the signature pages thereof, and SouthTrust Bank, as Lead Arranger, Syndication Agent and Administrative Agent, and Bank of America, National Association, as Co-Arranger (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this note is collected by law or through an attorney at law. This note is entitled to the security provided by the Credit Agreement and the Collateral Documents referred to therein.

         The Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF ALABAMA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

        [Remainder of Page Intentionally Blank. Signature Page Follows.]


                                      A-1-1

         IN WITNESS WHEREOF, the Borrower has caused this note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    PROASSURANCE CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[CORPORATE SEAL]


                                      A-1-2

                                                                      SCHEDULE A
                                                                TO REVOLVER NOTE

                         LOANS AND PAYMENTS OF PRINCIPAL

Date   Base Rate Borrowing      Amount      Amount of    Maturity      Notation
        or Eurodollar Rate   of Borrowing   Principal      Date        Made By
            Borrowing                        Repaid
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------



                                     A-1-3

                                                                     EXHIBIT A-2

                                 TERM LOAN NOTE

$_____________                                               Birmingham, Alabama
                                                                          , 2001
                                         --------------------------------

         FOR VALUE RECEIVED, PROASSURANCE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________________________, a _______________________ (the "Lender"),
the principal sum of ________________________AND NO/100 DOLLARS ($__________________), or such lesser amount as shall equal the aggregate unpaid principal amount of all Borrowings disbursed by the Lender to the Borrower pursuant to Section 2.2 of the Credit Agreement referred to below, on the dates and in the amounts provided for Borrowings under the Term Loan Facility pursuant to the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SouthTrust Bank, as Administrative Agent, 420 North 20th Street, Birmingham, Alabama 35203, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Borrowings under the Term Loan Facility funded by the Lender, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Term Loan Notes referred to in the Credit Agreement dated as of May 10, 2001 among the Borrower, the Lenders listed on the signature pages thereof, and SouthTrust Bank, as Lead Arranger, Syndication Agent, and Administrative Agent, and Bank of America, National Association, as Co-Arranger (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this note is collected by law or through an attorney at law. This note is entitled to the security provided by the Credit Agreement and the Collateral Documents referred to therein.

         The Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF ALABAMA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

        [Remainder of Page Intentionally Blank. Signature Page Follows.]


                                      A-2-1

         IN WITNESS WHEREOF, the Borrower has caused this note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    PROASSURANCE CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[CORPORATE SEAL]


                                      A-2-2

                                                                      SCHEDULE A
                                                               TO TERM LOAN NOTE

                         LOANS AND PAYMENTS OF PRINCIPAL

Date   Base Rate Borrowing      Amount       Amount of   Maturity    Notation
        or Eurodollar Rate   of Borrowing    Principal     Date      Made By
            Borrowing                         Repaid
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


                                      A-2-3

                                                                    EXHIBIT B-1


                                BORROWING NOTICE

                          ___________________, 20_____

SouthTrust Bank, as Administrative Agent
420 North 20th Street
Birmingham, AL 35203
Attention: Ted Knudsen

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of May 10, 2001 by and among ProAssurance Corporation, as Borrower, the Lenders from time to time parties thereto, SouthTrust Bank, as Lead Arranger, Syndication Agent and Administrative Agent, and Bank of America, N.A. as Co-Arranger.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement. This Borrowing Notice is delivered to you pursuant to Section 2.4(a) of the Credit Agreement.

         The Borrower hereby requests a (check applicable boxes and complete applicable information):

1. [ ] BASE RATE BORROWING in the aggregate principal amount of $____________________________ under the:

                  [ ] Revolver Facility

                  [ ] Term Loan Facility

to be made on _____________, 20____ ("Borrowing Date"), and for interest to accrue thereon at the rate established by the Credit Agreement for Base Rate Borrowings.

2. [ ] EURODOLLAR RATE BORROWING in the aggregate principal amount of $________________________ under the:

                  [ ] Revolver Facility

                  [ ] Term Loan Facility

to be made on _____________, 20____ ("Borrowing Date"), and for interest to accrue thereon at the rate established by the Credit Agreement for Eurodollar Rate Borrowings. The duration of the Interest Period with respect thereto shall be ________________________________.
   (1 month, 2 months or 3 months)

         The Borrower represents and confirms that no Default or Potential Default has occurred under the Credit Agreement. The Borrower hereby represents and confirms that the purpose for which such Borrowing is being requested is for one or more of the permitted purposes as set forth in Section 8.1 of the Credit Agreement.

         The Borrower has caused this Borrowing Notice to be executed and delivered by its duly authorized officer this _______ day of ______________, 20___.


                                  PROASSURANCE CORPORATION


                                  By:
                                      -----------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                          -------------------------------------

                                                                    EXHIBIT B-2


                               CONVERSION NOTICE
                     (or election of new Interest Period)

                         _____________________, 20___

SouthTrust Bank, as Administrative Agent
420 North 20th Street
Birmingham, AL 35203
Attention: Ted Knudsen

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of May 10, 2001, by and among ProAssurance Corporation, the Lenders from time to time parties thereto, SouthTrust Bank, as Lead Arranger, Syndication Agent, and Administrative Agent, and Bank of America, N.A., as Co-Arranger

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement. This Conversion Notice is delivered to you pursuant to Section 3.11 of the Credit Agreement with respect to Borrowings under the (check applicable box and complete 1 or 2 below):

                  [ ] Revolver Facility
                  [ ] Term Loan Facility

1. [ ] With respect to the Eurodollar Rate Borrowing under the above-referenced Facility in the aggregate amount of $_______________________ which has an Interest Period ending on _________________, 20_____, the Borrower hereby requests that such
         Borrowing:

                  [ ] be converted to a Base Rate Borrowing on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for Base Rate Borrowings.

                  [ ] be continued as a Eurodollar Rate Borrowing in the
                      aggregate principal amount of $__________________________
                      to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for Eurodollar Rate Borrowings. The duration of the new Interest Period with respect thereto shall be
                      __________________________________.
                       (1 month, 2 months, or 3 months)

2.       [ ] With respect to $__________________________ of the outstanding
         Base Rate Borrowing under the above- referenced Facility, the Borrower hereby requests that such sum be converted to a Eurodollar Rate Borrowing on ________________________, 20______, and for interest to accrue thereon at the rate established by the Credit Agreement for Eurodollar Rate Borrowings. The duration of the new Interest Period with respect thereto shall be _______________________________.
                                       (1 month, 2 months, or 3 months)

The Borrower represents and confirms that no Default or Potential Default has occurred under the Credit Agreement.

         The Borrower has caused this Conversion Notice to be executed and delivered by its duly authorized officer this ______ day of ______________, 20___.


                                  PROASSURANCE CORPORATION


                                  By:
                                      -----------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                          -------------------------------------

                                                                      EXHIBIT D


                         PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement"), dated as of ________________, 20_____ is made by
______________________________________, a corporation organized under the laws of _________________ (the "Pledgor"), in favor of SOUTHTRUST BANK, an Alabama banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                                    RECITALS

                  Pursuant to a Credit Agreement, dated as of May 10, 2001 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), by and among ProAssurance Corporation (the "Borrower"), the Lenders, and the Administrative Agent, the Lenders have agreed to extend Borrowings to the Borrower as more specifically described in the Credit Agreement.

                  The Pledgor [IS A SUBSIDIARY OR OTHER AFFILIATE OF BORROWER AND] is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain Subsidiaries as specified on SCHEDULE 1 attached hereto and incorporated herein by reference (collectively, the "Issuers") and (b) the Partnership Interests (as hereinafter defined) in the partnerships and limited liability companies listed on SCHEDULE 2 hereto (collectively, the "Partnerships").

                  In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement together with all certificates representing the Pledged Stock and the Partnership Interests to the Administrative Agent for the ratable benefit of itself and the Lenders.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make available Borrowings thereunder, the Pledgor hereby agrees with the Administrative Agent for the ratable benefit of itself and Lenders as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of Alabama.

                  "Collateral" means the Stock Collateral and the Partnership Collateral.

                  "Partnership Collateral" means all of the Partnership Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

                  "Partnership Interests" means the entire partnership or membership interest of the Pledgor in each Partnership listed on
         SCHEDULE 2 hereto, including without limitation, Pledgor's capital account, its interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships, whether set forth in the partnership agreement or membership agreement of the Partnerships, by separate agreement or otherwise.

                  "Pledge Agreement" means this Pledge and Security Agreement, as amended or modified.

                  "Pledged Stock" means the shares of capital stock of each Issuer listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds" means all "proceeds" as such term is now or hereafter defined in the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Stock Collateral" means the Pledged Stock and all Proceeds therefrom.

                  2. PLEDGE AND GRANT OF SECURITY INTEREST. For the purpose of creating and perfecting a security interest in the Pledged Stock, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligation. The Administrative Agent hereby acknowledges receipt of the certificates representing the Pledged Stock and agrees to hold the Pledged Stock subject to the terms of this Pledge Agreement.

                  3. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

                  4. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner or member of the Partnerships to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a partner or member of the Partnerships, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner or member of the Partnerships by reason of this Pledge Agreement.

                  5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to execute the Credit Agreement and fund any Borrowings and to accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

                  (a) the Pledgor has the corporate or partnership, as applicable, right, power and authority and has taken all necessary corporate or partnership, as applicable, action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights generally and the availability of equitable remedies;

                  (c) the execution, delivery and performance of this Pledge Agreement will not (i) violate any applicable laws relating to the Pledgor or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute a default under any Material Agreement to which Pledgor is a party or by which any of its properties may be bound or (iii) result in the creation or imposition of any Lien upon or with respect to any material property now owned or hereafter acquired by the Pledgor other than Liens arising under the Loan Documents;

             (d)      except as contemplated in PARAGRAPH 12 hereof, no
                  consent or authorization of, filing with, or other act by or in respect of, any arbitrator, Insurance Regulator, or other Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, other owner or creditor of the Pledgor or any Issuer or any general or limited partner, member or manager of any Partnership), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership Interests by Laws affecting the offering and sale of securities generally, and (ii) filings under the Uniform Commercial Code;

             (e)      no litigation, investigation or proceeding of or
                  before any arbitrator, Insurance Regulator, or other Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

             (f)      the shares of Pledged Stock listed on SCHEDULE 1
                  constitute all the issued and outstanding shares of all classes of the capital stock of each of the Issuers;

             (g)      all the shares of the Pledged Stock have been duly
                  and validly issued and are fully paid and nonassessable;

             (h)      the Pledgor is the record and beneficial owner of,
                  and has good and marketable title to, the Pledged Stock and Partnership Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

             (i)      none of the Partnership Interests are represented by
                  certificates;

             (j)      upon (A) delivery to the Administrative Agent of the
                  stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock and
                  (B) filing of UCC-1 financing statements in the appropriate filing offices, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the other Collateral, in each case enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

             (k)      Pledgor has delivered to the Administrative Agent
                  true and complete copies of the partnership or membership agreements for each of the Partnerships which partnership or membership agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.

                  6.            CERTAIN COVENANTS AND AGREEMENTS. The Pledgor
                           covenants and agrees with the Administrative Agent for the ratable benefit of itself and the Lenders that, from and after the date of this Pledge Agreement until the Obligation is paid in full and the Commitments are terminated:

             (a)      On or before the date of execution of this Pledge
                  Agreement, the Pledgor shall cause each of the partners or members of each of the Partnerships to execute a consent in the form attached hereto evidencing the consent of the partners or members to the pledge of the Partnership Interests pursuant to this Pledge Agreement.

             (b)      The Pledgor agrees that as a partner or member in
                  the Partnerships it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership or membership agreements of the Partnerships, at no cost or expense to the Administrative Agent or the Lenders.

         (c) If the Pledgor shall, as a result of its ownership of the Pledged Stock or any other Collateral, become entitled to receive or shall receive any stock or other certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or other Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligation.

         (d) Except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the terms of any partnership or membership agreement of the Partnerships,
                  (iii) accept a surrender of any partnership or membership agreement of any of the Partnerships or waive any breach of or default under any partnership or membership agreement of any of the Partnerships by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock, or (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

         (e) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

         (f) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         (g) On or prior to the formation or acquisition of any Subsidiary of the Pledgor that is or is expected to be a Significant Subsidiary, other than MEEMIC and its Subsidiaries, the Pledgor agrees at the request of the Administrative Agent, to execute such amendments and supplements to this Pledge Agreement, including without limitation the Pledge Agreement Supplement attached hereto, and such other documents and instruments and to take any and all actions, all as shall be necessary, in the reasonable judgment of the Administrative Agent, to pledge the Pledgor's interest therein to the Administrative Agent for the ratable benefit of itself and the Lenders.

                   7.                 CASH DIVIDENDS AND DISTRIBUTIONS; VOTING
                           RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder, partnership and membership distributions paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate, partnership or membership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, partnership or membership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Documents or this Pledge Agreement.

                  8.                  RIGHTS OF THE ADMINISTRATIVE AGENT.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, and subject to the receipt of any applicable approvals from Insurance Regulators, and compliance by Administrative Agent and Lenders with any applicable filing or other requirements of the applicable Insurance Regulators, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and partnership and membership distributions in respect of the Partnership Interests and make application thereof to the Obligation in the order set forth in SECTION 11.8 of the Credit Agreement and (ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the applicable Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription, and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligation or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         (c) Pledgor agrees to cooperate with and assist Administrative Agent and Lenders in connection with any filings to be with, or approvals required from, any Insurance Regulators or other Governmental Authorities.

                   9.                 REMEDIES. If an Event of Default shall
                           occur and be continuing, with the consent of the Required Lenders, and subject to the receipt of any applicable approvals from Insurance

                            Regulators, and compliance by Administrative Agent and Lenders with any applicable filing or other requirements of the applicable Insurance Regulators, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligation, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, any Partnership or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligation, in the order set forth in SECTION 11.8 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code (or any successor provision), need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  10.           REGISTRATION RIGHTS; PRIVATE SALES.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Collateral pursuant to PARAGRAPH 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have such Collateral, or that portion thereof to be sold, registered under the provisions of the Security Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause the applicable Issuer or Partnership to
                  (i) execute and deliver, and use its best efforts to cause the directors, officers and representatives of the applicable Issuer or Partnership to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Collateral or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause the applicable Issuer or Partnership to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. For the purposes of this SECTION 10.(A), "applicable Issuer or Partnership" shall mean each Issuer or Partnership which is a direct or indirect wholly-owned Subsidiary of the Pledgor.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the applicable Issuer or Partnership to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer or Partnership would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this PARAGRAPH 10 valid and binding and in compliance with any and all other applicable Laws and applicable requirements of the Insurance Regulators. The Pledgor further agrees that a breach of any of the covenants contained in this PARAGRAPH 10 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this PARAGRAPH 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  11.               AMENDMENTS, ETC. WITH RESPECT TO THE
                           OBLIGATION. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of the Obligation made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligation, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligation may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligation or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of the Obligation or any part thereof and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligation, and any part thereof, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligation.

                  12.           REGULATORY APPROVAL. The Pledgor will, at its
                           expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, filings and all other documents and papers the Administrative Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of any Insurance Regulator or other Governmental Authority or of any other Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each license and Authorization of any Insurance Regulator or other Governmental Authority. To enforce the provisions of this PARAGRAPH 12, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Insurance Regulators and all other necessary Governmental Authorities an involuntary transfer of control of the Pledged Stock or Partnership Interests and Authorization from the applicable Insurance Regulators for the purpose of seeking a bona fide purchaser to whom control of such property will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of any applicable Insurance Regulator, if required, for any action or transactions contemplated by this Pledge Agreement including, without limitation, the preparation, execution and filing with the applicable Insurance Regulator of the assignor's or transferor's portion of any filings or applications for consent to the assignment or transfer of control necessary or appropriate under the rules and regulations of the applicable Insurance Regulators for the approval of the transfer or assignment of any portion of the Collateral, together with any other applicable Authorizations. The Pledgor acknowledges that the assignment or transfer of such rights is integral to the Administrative Agent's and the Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this PARAGRAPH 12 and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this PARAGRAPH 12 may be specifically enforced, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  13.           LIMITATION ON DUTIES REGARDING COLLATERAL. The
                           Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

                  14.           POWERS COUPLED WITH AN INTEREST. All
                           authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

                  15.           SEVERABILITY. Any provision of this Pledge
                           Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  16.           PARAGRAPH HEADINGS. The paragraph headings used
                           in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be take into consideration in the interpretation hereof.

                  17.           NO WAIVER; CUMULATIVE REMEDIES. Neither the
                           Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to PARAGRAPH 18 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Potential Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  18.           WAIVER AND AMENDMENTS; SUCCESSORS AND ASSIGNS;
                           GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with SECTION 13.11 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Alabama.

                  19.           NOTICES. All notices and communications
                           hereunder shall be given to the addresses and otherwise in accordance with SECTION 13.3 of the Credit Agreement, with notices to Pledgor being sent in care of Borrower.

                  20.           IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO
                           ISSUERS AND PARTNERSHIPS. The Pledgor hereby authorizes and instructs each Issuer and Partnership to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer and Partnership shall be fully protected in so complying.

                  21.           AUTHORITY OF ADMINISTRATIVE AGENT. The Pledgor
                           acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  22.           CONSENT TO JURISDICTION; INDEMNIFICATION. The
                           Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Jefferson County, Alabama, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in SECTION
                           13.10 of the Credit Agreement, and agrees to indemnify each Agent, Lead Arranger, Co-Arranger and each Lender as, and to the extent, provided in
                           SECTION 11.12 of the Credit Agreement. Nothing in this PARAGRAPH 22 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

                  23.           CONTROL. Notwithstanding anything in this Pledge
                           Agreement to the contrary, unless and until an Event of Default shall occur and the Administrative Agent exercises the rights and remedies granted in this Pledge Agreement in accordance with Paragraph 9 hereof, (a) the execution and delivery of this Pledge Agreement and the performance of Pledgor's obligations hereunder (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Issuers or Partnerships by Agents or Lenders, or control, affirmative or negative, direct or indirect, by Agents or Lenders over the management or any other aspect of the operation of the Issuers or Partnerships, which ownership or control remains exclusively and at all times in the Issuers or Partnerships, as applicable, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntary or involuntary, directly or indirectly, of any Authorization at any time issued by any Insurance Regulator to any Issuer or Partnership; and (b) Administrative Agent shall not, without first obtaining necessary approval of each applicable Insurance Regulator, take any action pursuant to this Pledge Agreement that would constitute or result in any assignment of any Authorization or any change of control of any Issuer or Partnership, if such assignment or change of control would require, under then existing Law (including the written rules and regulations promulgated by an applicable Insurance Regulator), the prior approval of such Insurance Regulator.

                  24.           WAIVER OF JURY TRIAL. NOTWITHSTANDING ANY OTHER
                           PROVISION CONTAINED HEREIN, IN THE EVENT ANY JUDICIAL PROCEEDING IS INSTITUTED IN CONNECTION WITH THIS PLEDGE AGREEMENT, TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT AND EACH LENDER BY THEIR ACCEPTANCE OF THIS PLEDGE AGREEMENT OR THE BENEFITS HEREOF AND THE PLEDGOR EACH HEREBY IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO, OR ANY DISPUTE IN CONNECTION WITH, THIS PLEDGE AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.


        [Remainder of Page Intentionally Blank. Signature Pages Follow.]

                  IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers have executed and delivered this Pledge Agreement as of the date first above written


                                    PLEDGOR:

[CORPORATE SEAL]
                                    -------------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    ADMINISTRATIVE AGENT:

                                    SOUTHTRUST BANK,
                                    as Administrative Agent

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                           ACKNOWLEDGMENT AND CONSENT
                                   OF ISSUERS


                  Each Issuer of Pledged Stock referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in PARAGRAPH 6.(c) of the Pledge Agreement:


                                    ISSUERS:

                                    {                                         }
                                     -----------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    {                                         }
                                     -----------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    {                                         }
                                     -----------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                           ACKNOWLEDGMENT AND CONSENT
                             OF PARTNERS OR MEMBERS


                  The undersigned partners or members of
__________________________________ (the "Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Pledge Agreement, (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners or members.


-------------------------------------,   -------------------------------------,
                 [PARTNER] [MEMBER] of                    [PARTNER] [MEMBER] of
----------------                         -----------------

-------------------------------------    -------------------------------------

                                                                     SCHEDULE 1
                                                                     TO PLEDGE
                                                                     AGREEMENT

                                                       PLEDGOR:
                                                               ----------------


                          DESCRIPTION OF PLEDGED STOCK


ISSUER                    CLASS OF STOCK            CERTIFICATE NUMBER(S)            NUMBER OF SHARES
------                    --------------            ---------------------            ----------------


                                                                     SCHEDULE 2
                                                                     TO PLEDGE
                                                                     AGREEMENT


                      DESCRIPTION OF PARTNERSHIP INTERESTS


PARTNERSHIP                                 PARTNERSHIP INTEREST
-----------                                 --------------------


                          PLEDGE AGREEMENT SUPPLEMENT


                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ________________________, 20___ (the "Supplement"), made by
__________________________________________, a ___________________ organized under the laws of _____________________ (the "Pledgor"), in favor of SOUTHTRUST BANK, an Alabama banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreement (as defined in the Pledge Agreement referred to below) for the benefit of itself and the Lenders (as so defined).

                  1. Reference is hereby made to that Pledge Agreement, dated as of _______________, 20___, made by the Pledgor in favor of the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledged Agreement are used herein as therein defined.

                  [2.      The Pledgor hereby confirms and reaffirms the
security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligation and in order to induce the Lenders to fund Borrowings under the Credit Agreement, the Pledgor hereby delivers to the Administrative Agent, for the benefit of the Lenders, all of the issued and outstanding share of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect to such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

                  [2.      The Pledgor hereby confirms and reaffirms the
security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligation and in order to induce the Lenders to fund Borrowings under the Credit Agreement, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the entire partnership or membership interest of Pledgor (the "Additional Partnership Interest") in [INSERT NAME OF NEW SUBSIDIARY] (the "New Partnership") listed below and all Proceeds thereof; as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" shall be deemed to include the Additional Partnership Interest).]

                  3. The Pledgor hereby represents and warrants that the representations and warranties contained in PARAGRAPH 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Partnership Interests" to include the Additional Partnership Interest], with references therein to the ["Issuer" to include the New Issuer] or "Partnership" to include the New Partnership], and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

                  4. The Pledgor shall deliver to the Administrative Agent the Acknowledgment and Consent attached hereto duly executed by the [New Issuer] or [New Partnership]. The Additional [Pledged Stock] [Partnership Interest] or [Pledged Debt] pledged hereby is as follows which [Pledged Stock] [Partnership Interest] or [Pledged Debt] shall be deemed part of SCHEDULE 1 thereto:

                          DESCRIPTION OF PLEDGED STOCK


Issuer                        Class of Stock                Certificate No.               No. of Shares
------                        --------------                ---------------               -------------
New Issuer



                      DESCRIPTION OF PARTNERSHIP INTEREST


Partnership                          Partnership Interest
-----------                          --------------------
New Partnership



                  5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.


                                    PLEDGOR:

[CORPORATE SEAL]
                                    -------------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                    ACKNOWLEDGMENT AND CONSENT OF NEW ISSUER


                  The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

                  1. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in PARAGRAPH 6.(C) of the Pledge Agreement.


                                    [NAME OF NEW ISSUER]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

               ACKNOWLEDGMENT AND CONSENT OF PARTNERS OR MEMBERS
                               OF NEW PARTNERSHIP


                  The undersigned partners or members of
__________________________________ (the "New Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"), (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the New Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners or members.


-------------------------------------,   -------------------------------------,
                 [PARTNER] [MEMBER] of                    [PARTNER] [MEMBER] of
----------------                         -----------------

-------------------------------------    -------------------------------------

                                                                      EXHIBIT E


                             COMPLIANCE CERTIFICATE

SouthTrust Bank, as Administrative Agent
420 North 20th Street (Zip Code 35203)
P. O. Box 2554 (Zip Code 35290)
Birmingham, Alabama


             Date of This Report:_____________, 20____

             For the period from: _____________, 20____ to ____________, 20____


Gentlemen:

         This Compliance Certificate (this "Certificate") is delivered pursuant to the terms of the Credit Agreement dated as of May 10, 2001 (as amended and modified from time to time, the "Credit Agreement"), by and among ProAssurance Corporation, as Borrower, the Lenders from time to time parties thereto, SouthTrust Bank, as Lead Arranger, Syndication Agent and Administrative Agent, and Bank of America, N.A., as Co-Arranger. Unless otherwise defined herein, capitalized terms used herein have the meanings attributable thereto in the Credit Agreement.

         I, the undersigned duly authorized officer of Borrower do hereby certify to you and the other Lenders on behalf of Borrower as follows:

         (1) I have individually reviewed the provisions of the Credit Agreement, and I have caused to be made under my supervision a review of the activities of Borrower during the above-referenced period with a view toward determining whether the Borrower has kept, observed, performed and fulfilled all of its obligations under the Credit Agreement. To the best of my knowledge, the Borrower has kept, observed, performed and fulfilled each and every undertaking contained in the Credit Agreement, and is not at this time in default in the observance or performance of any of the terms or conditions of the Credit Agreement, and no Default or Potential Default has occurred and is continuing except as follows:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


         (2) I further certify to you that no Material Adverse Event has occurred, and that all representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all respects as if made on and as of the date hereof.

         (3) The requirements of the financial covenants for Borrower (and its Subsidiaries, as applicable) for the above-referenced period, set forth in
Section 9.30 of the Credit Agreement, are set forth below, together with the calculation thereof for the above-referenced period. Copies of all supporting calculations are attached to this Certificate.

                                                                                                             AS OF
   FINANCIAL COVENANT                     PERIOD                             REQUIRED                   REPORTING DATE
   ------------------                     ------                             --------                   --------------
(a)      Leverage Ratio             From Funding Date to             Not greater than 3.75 to 1
                                    June 30, 2002

                                    From July 1, 2002 and            Not greater than 3.00 to 1
                                    thereafter                                                           ________ to 1

(b)      Fixed Charge Coverage      From September 30, 2001          Not less than or equal to
         Ratio                      and thereafter                           1.50 to 1                   ________ to 1

(c)      Minimum Net Worth:         Measured at the end of           Not less than the sum of:
                                    each fiscal year of
                                    Borrower                         (i) the greater of:
                                                                         (A) $290,000,000.00 or
                                                                         (B) 90% of the Net
                                                                             Worth of Borrower
                                                                             and its Subsidiaries
                                                                             on a consolidated
                                                                             basis at June 30, 2001,
                                                                             plus

                                                                     (ii) 75% of Net Income of the
                                                                          Companies on a consolidated
                                                                          basis (excluding losses)
                                                                          after June 30, 2001.           $____________

(d)(i)   NAIC Risk-Based
         Capital Ratio for          Measured at the end of           Not less than 3.5 to 1               ________ to 1
         The Medical Assurance      each fiscal year
         Company, Inc.

(d)(ii)  NAIC Risk-Based
         Capital Ratio for          Measured at the end of           Not less than 3.5 to 1               ________ to 1
         ProNational Insurance      each fiscal year
         Company

(e)      Funded Debt to
         Adjusted Statutory         At all times                     Not greater than 0.35 to 1           ________ to 1
         Capital Ratio

         (4) [Complete this section (4) if Compliance Certificate is being delivered pursuant to Section 9.3(a) of the Credit Agreement (i.e. accompanying year-end Financial Statements) for fiscal year 2001 and each fiscal year thereafter.] During the fiscal year noted above, calculated solely with respect to the Borrower on a non-consolidated basis, Borrower's Excess Cash Flow is as follows:



                  (i)  Cash provided (used) by operating activities             $
                                                                                 ---------------

         plus:
                  (ii) cash dividends received from Subsidiaries                +
                                                                                 ---------------

         less:
                  (iii) capital contributions made by Borrower
                           to any Insurance Subsidiary                          -
                                                                                 ---------------

         less:
                  (iv) amounts remitted pursuant toss. 9.23(g)                  -
                                                                                 ---------------

         less:    (v) $10,000,000.00                                            -  10,000,000.00
                                                                                 ---------------

         equals:
                           Excess Cash Flow (not less than zero):               $
                                                                                 ===============

[Mandatory Prepayment under Section 3.3(b) equals the lesser of (A) 50% of Excess Cash Flow or (B) $15,000,000.]

         (5) During the period noted above, none of the Companies has changed its name, its state of incorporation or organization, any of its places of business, or chief executive office, except as follows:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

         (6) During the period noted above, there are no new Significant Subsidiaries, and none of the Significant Subsidiaries has issued any shares of capital stock, stock certificates, options, rights, or other proceeds of any Collateral of any nature except as itemized below:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

         (7) During the period noted above, none of the Companies has acquired, purchased substantially all the assets of, or merged with any company, or made any Acquisition except as follows:


               DESCRIPTION OF ACQUISITION
   INCLUDING TYPE AND NATURE OF ASSETS PURCHASED                            PURCHASE PRICE
   ---------------------------------------------                            --------------
        (attach additional pages if needed)
   ---------------------------------------------                            --------------
   ---------------------------------------------                            --------------
   ---------------------------------------------                            --------------
   ---------------------------------------------                            --------------

                 TOTAL DURING PERIOD NOTED ABOVE:


                                             PROASSURANCE CORPORATION


                                      By:
                                         -------------------------------------
                                               Its Chief Financial Officer

                                                                      EXHIBIT F


                      ASSIGNMENT AND ACCEPTANCE AGREEMENT
                        Dated ____________________, 20__

         Reference is made to the Credit Agreement dated as of May 10, 2001 (together with all amendments and modifications thereto, the "Credit Agreement") among ProAssurance Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), SouthTrust Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), SouthTrust Bank, as Syndication Agent and Lead Arranger, and Bank of America, N.A., as Co-Arranger. Terms defined in the Credit Agreement are used herein with the same meaning.

         __________________________________ (the "Assignor") and
_____________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) which includes:

                  (a) (i) a _________% interest in the Assignor's Committed Sum with respect to the Revolver Facility (which on the Effective Date hereof is $__________), (ii) a ________ % interest in the Borrowings under the Revolver Facility owing to the Assignor (which on the Effective Date hereof is $___________________), and (iii) a ______% interest in the
                  Revolver Note held by the Assignor (which on the Effective Date hereof is $__________), and

                  (b) (i) a _________% interest in the Assignor's Committed Sum with respect to the Term Loan Facility (which on the Effective Date hereof is $__________), (ii) a ________ % interest in the Borrowings under the Term Loan Facility owing to the Assignor (which on the Effective Date hereof is $_____________), and (iii) a ______% interest in the Term
                  Loan Note held by the Assignor (which on the Effective Date hereof is $__________).

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Committed Sum with respect to the Revolver Facility (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Borrowings under the Revolver Facility owing to it (without giving effect to assignments thereof which have not yet become effective) is $___________________, and its Committed Sum with respect to the Term Loan Facility (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Borrowings under the Term Loan Facility owing to it (without giving effect to assignments thereof which have not yet become effective) is $______________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the other Companies or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Notes referred to in paragraph 1 above and requests that the Administrative Agent exchange such Notes for new Note(s) as follows each dated the Effective Date: (A) a Revolver
Note in the principal amount of $________________ payable to the order of the Assignor, (B) a Revolver Note in the principal amount of $___________ payable to the order of the Assignee, (C) a Term Loan Note in the principal amount of $_______ payable to the order of Assignor, and (D) a Term Loan Note in the principal amount of $_______________ payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the Financial Statements referred to in Section 8.6 thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 9.3 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a lender or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) specifies as its Applicable Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance Agreement are within its corporate powers and have been duly authorized by all necessary corporate action, and (viii) attaches the forms required by Section 4.6(d) of the Credit Agreement or otherwise prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty.

         4. The Effective Date for this Assignment and Acceptance shall be _______________, 20____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent [(IF REQUIRED BY THE CREDIT AGREEMENT) and to the Borrower for execution by the Borrower].

         5. Upon such execution and acceptance by the Administrative Agent [(IF REQUIRED BY THE CREDIT AGREEMENT) and execution by the Borrower], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance Agreement, relinquish its rights (other than under Sections 4.1, 11.11 and 11.12 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         6. Upon such execution and acceptance by the Administrative Agent [(IF REQUIRED BY THE CREDIT AGREEMENT) and execution by the Borrower], from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

         7. This Assignment and Acceptance Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama.


            [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance Agreement to be executed by their respective duly authorized officers as of the date first above written.


                                    [NAME OF ASSIGNOR]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    [NAME OF ASSIGNEE]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    Lending Office:
                                    [Address]


                                    SOUTHTRUST BANK,
                                    As Administrative Agent

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    PROASSURANCE CORPORATION
                                    [IF REQUIRED BY THE CREDIT AGREEMENT]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                                                    EXHIBIT G-1


                                   OPINION OF
                            COUNSEL OF THE BORROWER
                               (INITIAL SIGNING)


                             _______________, 2001


To the Lenders and the Administrative Agent
Referred to Below
c/o SouthTrust Bank
as Administrative Agent
420 North 20th Street
Birmingham, Alabama 35203
Attn: __________________________

                  Re:      $150,000,000.00 Credit Facility to ProAssurance
                           Corporation

Ladies and Gentlemen:

                  We have acted as counsel to ProAssurance Corporation, a Delaware corporation (the "Borrower"), in connection with the Credit Agreement (the "Credit Agreement") dated as of _______________, 2001, among the Borrower, the banks listed on the signature pages thereof (the "Lenders"), SouthTrust Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), SouthTrust Bank as Syndication Agent and Lead Arranger and Bank of America, N.A.as Co-Arranger, and in connection with the other Loan Documents executed and delivered by the Borrower pursuant to the Credit Agreement. We have also acted as counsel to Medical Assurance, Inc., a Delaware corporation ("MAI"), in connection with its Pledge and Security Agreement dated as of ______________, 2001, and we have also acted as counsel to MAI Acquisition Corporation I, a Delaware corporation, PICM Acquisition Corporation, a Michigan corporation, and The Medical Assurance Company, Inc., an Alabama corporation (such entities are sometimes collectively referred to herein as the "Represented Subsidiaries", and individually as "Represented Subsidiary") in connection with the execution and delivery of the Affiliate Subordination Agreement by each of them. Capitalized terms used herein without definition have the respective meanings attributed thereto in the Credit Agreement.

                   In so acting, we have participated in the preparation of the Credit Agreement, the Notes, and the other Loan Documents being delivered to you today. We have also examined and relied upon the accuracy of the representations and warranties as to factual matters contained in and made pursuant to the Credit Agreement and have examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. As to certain matters with respect to our opinion, we have examined, and relied upon the accuracy of, certificates from officers of the Borrower, MAI or the Represented Subsidiaries. In all such examinations, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures on original documents and the conformity to such original documents of all copies submitted to us as certified, conformed, photographic or telecopied copies, and as to certificates, telegraphic and telephonic confirmations given by public officials, we have assumed the same to have been properly given and to be accurate. In addition and without limiting the foregoing, we have, with your permission and without any independent investigation, assumed the following in connection with the opinions rendered below:

                  (a) the genuineness of all signatures on the Credit Agreement and the other Loan Documents (other than the signatures of the Borrower, MAI and the Represented Subsidiaries) and the authority of each of the persons signing the Credit Agreement and the other Loan Documents on behalf of such persons; and

                  (b) that the Credit Agreement and the other Loan Documents have been duly authorized, executed and delivered by all parties thereto (other than the Borrower, MAI and the Represented Subsidiaries).


                                     G-1-1

                  (c) that each of the Agents and the Lenders is duly qualified to transact business in Alabama or is not required by applicable law to be so qualified as a result of its activities in the State of Alabama or because of its status as a national bank;

                  (d) that the original principal balance (as such term is defined in Ala. Codess. 8-8-5(c)) of the Revolver Facility and the Term Loan Facility shall be in excess of $2,000; and

                  (e) that each of the Lenders and the Administrative Agent will act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Loan Documents, not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute other than fair dealing, and comply with all requirements or applicable procedural and substantive laws in the exercise of any rights or the enforcing of any remedies under the Loan Documents.

                  Whenever opinions set forth herein are based on "our knowledge" or are expressed "to our knowledge", the words "our knowledge" and "to our knowledge" signify that, in the course of our representation of the Borrower, MAI or any Represented Subsidiary, no information has come to the attention of any attorney with this firm who has devoted substantial attention to the transactions contemplated by the Loan Documents which would give such attorney actual knowledge that any such opinions or other matters are not accurate in any material respect. However, we have not undertaken any investigation to determine the existence or absence of such facts, and no inference as to our knowledge thereof shall be drawn from the fact of our representation of any party or otherwise. Further, as used in this opinion, the words "our knowledge" and "to our knowledge" and similar language are intended to be limited to the actual knowledge of the attorneys within our firm who have been directly involved in representing the Borrower and the Companies in connection with the Consolidation and the other transactions contemplated by the Loan Documents.

                  Based upon the foregoing and subject to the qualifications, limitations and exceptions set forth herein, we are of the following opinions:

      1. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, has all corporate powers and authority necessary to carry on its business as now conducted and presently proposed to be conducted, and is qualified and in good standing as a foreign corporation in the State of Alabama.

      2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Notes, and the other Loan Documents to which it is a party (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no approval or action by or in respect of, or filing with, any governmental body, agency or official other than such approvals which have been obtained, such actions which have been taken or such filings which have been made and are in full force and effect as of the date hereof, (iv) do not contravene, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower, or constitute a default under any material agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon the Borrower, and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any other Company.

      3. The Credit Agreement, the Notes, the Security Agreement, and the other Loan Documents to which Borrower is a party, have been executed and delivered by duly authorized officers of the Borrower, and constitute the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as otherwise stated herein and except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws from time to time in effect affecting the enforcement of creditors' rights and remedies generally; (ii) general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), and the availability of the remedies of specific performance, injunctive relief or other equitable remedies limited by statute or subject to the discretion of the court before which such proceedings therefor may be brought, (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution, (iv) standards of good faith, fair dealing and reasonableness which may be applied by a court to the exercise of certain rights and remedies, and
         (v) certain laws and judicial decisions of the State of Alabama which may limit the enforceability of certain rights and remedies provided by the Credit Agreement, the Notes, the


                                     G-1-2

         Security Agreement, and the other Loan Documents to which Borrower is a party, none of which laws or judicial decisions will render inadequate the rights and remedies to enforce the practical benefits and security provided by such documents.

      4. The Borrower directly owns of record all of the issued and outstanding capital stock of each of the "Issuers" listed on SCHEDULE 1 to the Security Agreement to which the Borrower is a party. SCHEDULE 1 to such Security Agreement describes the record ownership, and the applicable certificate number of each share certificate evidencing such ownership, of the capital stock of each of the "Issuers" listed on said SCHEDULE 1. All of such stock is validly issued, fully paid and nonassessable.

      5. MAI directly owns of record all of the issued and outstanding capital stock of each of the "Issuers" listed on SCHEDULE 1 to the Security Agreement to which MAI is a party. SCHEDULE 1 to such Security Agreement accurately describes the record ownership, and the applicable certificates evidencing such ownership, of the capital stock of each of the "Issuers" listed on said SCHEDULE 1. All of such stock is validly issued, fully paid and nonassessable.

      6. MAI is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, has all corporate powers and authority necessary to carry on its business as now conducted and is qualified and in good standing as a foreign corporation in the State of Alabama.

      7. Each of the Represented Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and authority necessary to carry on its business as now conducted. Based upon the Certificate of Authority dated January 3, 2001 issued by the State of Alabama Department of Insurance, The Medical Assurance Company, Inc. is duly licensed in the State of Alabama.

      8. The execution, delivery and performance by MAI of its Security Agreement and each of the other Loan Documents to which it is a party (i) are within MAI's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no approval or action by or in respect of, or filing with, any governmental body, agency or official, other than such approvals which have been obtained, such actions which have been taken or such filings which have been made and are in full force and effect as of the date hereof (iv) do not contravene any provision of applicable law or regulation or of the organizational documents of MAI , or constitute a default under any material agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon such MAI, and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of MAI.

      9. The Security Agreement and each of the other Loan Documents to which MAI is a party have been executed and delivered by duly authorized officers of MAI, and constitute the valid and binding obligations of MAI, enforceable against MAI in accordance with their respective terms, except as otherwise stated herein and except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws from time to time in effect affecting the enforcement of creditors' rights and remedies generally; (ii) general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), and the availability of the remedies of specific performance, injunctive relief or other equitable remedies limited by statute or subject to the discretion of the court before which such proceedings therefor may be brought, (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution, (iv) standards of good faith, fair dealing and reasonableness which may be applied by a court to the exercise of certain rights and remedies, and
         (v) certain laws and judicial decisions of the State of Alabama which may limit the enforceability of certain rights and remedies provided by the Security Agreements and the other Loan Documents to which MAI is a party, none of which laws or judicial decisions will render inadequate the rights and remedies to enforce the practical benefits and security provided by such documents.

      10. The execution, delivery and performance by each of the Represented Subsidiaries of the Affiliate Subordination Agreement and each of the other Loan Documents to which it is a party (i) are within the corporate powers of each Represented Subsidiary, (ii) have been duly authorized by all necessary corporate action, (iii) require no approval or action by or in respect of, or filing with, any governmental body, agency or official, other


                                     G-1-3
         than such approvals which have been obtained, such actions which have been taken or such filings which have been made and are in full force and effect as of the date hereof, (iv) do not contravene any provision of applicable law or regulation or of the organizational documents of such Represented Subsidiary, or constitute a default under any agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon such Represented Subsidiary, and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of any Represented Subsidiary.

      11. The Affiliate Subordination Agreement has been executed and delivered by duly authorized officers of each Represented Subsidiary, and constitutes the valid and binding obligation of such Represented Subsidiary enforceable against such Represented Subsidiary in accordance with its terms, except as otherwise stated herein and except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws from time to time in effect affecting the enforcement of creditors' rights and remedies generally; (ii) general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), and the availability of the remedies of specific performance, injunctive relief or other equitable remedies limited by statute or subject to the discretion of the court before which such proceedings therefor may be brought, (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution, (iv) standards of good faith, fair dealing and reasonableness which may be applied by a court to the exercise of certain rights and remedies, and (v) certain laws and judicial decisions of the State of Alabama which may limit the enforceability of certain rights and remedies provided by the Affiliate Subordination Agreement, none of which laws or judicial decisions will render inadequate the rights and remedies to enforce the practical benefits and security provided by such documents.

      12. To our knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any other Company before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could be a Material Adverse Event.

      13. Neither the Borrower nor any other Company in an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      14. Neither the Borrower, nor any other Company is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

      15. None of the stock directly pledged to you pursuant to the Security Agreements constitutes "margin stock", as such term is defined in Regulation U of the Federal Reserve Board, and performance by the Administrative Agent and the Lenders and by the Borrower and the other Companies who are parties to the Loan Documents of the transactions contemplated by the Loan Documents (including, but not limited to, the Borrowings to be made thereunder, and the pledge of such stock as Collateral therefor), does not and will not violate said Regulation U.

                  The opinions expressed in this letter are subject to the following qualifications and limitations:

         A. No opinion is expressed with respect to federal and state securities laws, the statutes, administrative decisions, and rules and regulations of county, municipal and special political subdivisions, or the enforceability of provisions (i) granting rights of set off to the Lenders and Administrative Agent otherwise than in accordance with applicable law or (ii) requiring indemnification for or providing waiver, release or exemption from liability for an action or inaction to the extent such action or inaction involves negligence or willful misconduct or to the extent otherwise contrary to public policy.

         B. The law covered by the opinions expressed herein is limited to the federal law of the United States, the laws of the State of Alabama and the General Corporation Law of the State of Delaware, the West Virginia Business Corporation Act and the Michigan Business Corporation Act.

                   The opinions expressed herein are limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated herein. The opinions expressed herein are as of the date hereof, and we


                                     G-1-4
assume no obligation to update or supplement these opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the law which may hereafter occur.

                  This opinion is furnished to you for your benefit and the benefit of any Eligible Assignee or Participant under the Credit Agreement only, and no other person or entity shall be entitled to rely on this opinion without our express written consent in each instance. Subject to the foregoing, this opinion letter is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with or disclosed to any governmental agency or other person, without our prior written consent except as required otherwise by applicable law, rule, regulation or order of any court or regulatory authority.


                                             Yours very truly,


                                             Burr & Forman LLP


                                     G-1-5

                                                                      EXHIBIT H

                       AFFILIATE SUBORDINATION AGREEMENT


         THIS AFFILIATE SUBORDINATION AGREEMENT, dated as of ______________, 20____ among PROASSURANCE CORPORATION, a corporation organized under the laws of Delaware ("Borrower"), certain direct and indirect subsidiaries of Borrower identified on the signature pages hereto (the "Subsidiaries" and together with Borrower, the "Companies," and each a "Company"), SOUTHTRUST BANK, an Alabama banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), for the benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                                    RECITALS

         Pursuant to the terms of the Credit Agreement dated May 10, 2001 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), by and among Borrower, the Lenders, and the Administrative Agent, the Lenders agreed to extend certain credit facilities to Borrower as more specifically described in the Credit Agreement. (Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.)

         The Credit Agreement requires that the Companies agree to subordinate all intercompany obligations owing by any Company to any other Company to all obligations owed to the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document (the "Senior Indebtedness") by any of the Companies.

         To induce the Lenders to enter into the Credit Agreement, the Companies have agreed to enter into this Affiliate Subordination Agreement with respect to all such intercompany obligations.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       SUBORDINATION.

         1.01     Subordination to Senior Indebtedness.

         Each Company for itself and its successors agrees that, to the extent it is from time to time entitled to receive payment in respect of any intercompany loan, advance or other obligation (other than payment in respect of (i) a bona fide reinsurance obligation, or (ii) a tax sharing agreement to the extent of any Taxes owed by such Company) from any other Company that is obligated to pay any Senior Indebtedness (a "Subordinated Obligation"), the payment of the principal of, premium, if any, interest on (including all interest accruing thereon subsequent to a Bankruptcy Event, as defined in
SECTION 1.07 ("post-petition interest")) or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in connection with all such Subordinated Obligations from time to time, is subordinated in right of payment, to the extent and in the manner provided herein, to the payment in full of all Senior Indebtedness owing by such Company.

         1.02     No Payment on the Subordinated Obligations in Certain
Circumstances.

         (a) No payment shall be made, either directly or indirectly, by or on behalf of any Company that is obligated to pay any Senior Indebtedness, in cash, property or securities on account of the principal of, premium, if any, and interest (including post-petition interest) on any Subordinated Obligation at the time outstanding, or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in respect of any such Subordinated Obligation, or to prepay, purchase, redeem, retire, exchange, defease or otherwise acquire any Subordinated Obligation or any instrument evidencing a Subordinated Obligation for cash or property (collectively, "Subordinated Payments"), (i) upon the maturity of any Senior Indebtedness by acceleration or otherwise, unless and until all principal of, interest (including post-petition interest) and premium, if any, on and all other fees, costs, expenses and other amounts accrued or incurred pursuant to the terms of the Senior Indebtedness then due, shall have first been paid in full or waived, or (ii) upon the occurrence of any Default or

Potential Default with respect to any Senior Indebtedness (unless and until such Default or Potential Default shall have been cured or waived in accordance with the terms of the Credit Agreement).

         (b) In furtherance of the provisions of SECTION 1.01, in the event that, notwithstanding the foregoing provisions of this SECTION 1.02, any Subordinated Payment, either directly or indirectly, shall be made by or on behalf of any Company that is obligated to pay any Senior Indebtedness, and received by another Company at a time when such payment was prohibited by the provisions of this SECTION 1.02, then, unless and until such payment is no longer prohibited by this SECTION 1.02, such payment shall be segregated and held in trust for the benefit of, and shall be promptly paid over to, the Administrative Agent for the benefit of the Lenders.

         (c) Borrower shall give prompt written notice to each other Company of any Default or Potential Default with respect to such Senior Indebtedness. Failure to give such notice shall not affect the subordination of the Subordinated Obligations to the Senior Indebtedness provided in this Affiliate Subordination Agreement.

         1.03 SUBORDINATION OF INTERCOMPANY OBLIGATIONS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF A COMPANY.

         Upon any distribution by any Company that is obligated to pay any Senior Indebtedness of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation or reorganization of such Company (the "Liquidating Loan Party") (whether in a voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise):

                  (a) the Lenders shall first receive payment in full in cash, to the extent then presently available for payment, of the principal, interest (including post-petition interest) and premium, if any, due with respect to the Senior Indebtedness owing by such Liquidating Loan Party and all other fees, costs, expenses, or other amounts accrued or incurred pursuant to the terms thereof (or have such payments duly provided for in a manner reasonably satisfactory to holders of Senior Indebtedness or their representative) before any other Company is entitled to receive any Subordinated Payment on account of or accrued or incurred in connection with any Subordinated Obligation;

                  (b) any payment or distribution of assets of the Liquidating Loan Party of any kind or character, whether in cash, property or securities to which such other Company would be entitled except for the provisions of this Affiliate Subordination Agreement shall be paid by the Liquidating Loan Party, the liquidating trustee or agent or other person making such a payment or distribution, directly to the Administrative Agent, for the benefit of the Lenders, to the extent necessary to make payment in full of all Senior Indebtedness owing by such Liquidating Loan Party remaining unpaid; and

                  (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Liquidating Loan Party of any kind or character, whether in cash, property or securities, shall be received by any such other Company on account of, or accrued or incurred in connection with, any Subordinated Obligation before all Senior Indebtedness owing by such Liquidating Loan Party is paid in full in cash, or effective provision (in a manner reasonably satisfactory to the Lenders) made for its payment, then such payment or distribution shall be segregated and received and held in trust for the benefit of and shall be promptly paid over to the Administrative Agent, for the benefit of the Lenders, for application to the payment of all Senior Indebtedness owing by such Liquidating Loan Party until such Senior Indebtedness shall have been paid in full (including post-petition interest).

         Borrower shall give prompt written notice to the Administrative Agent and each Company of any dissolution, winding up, liquidation or reorganization of any Company, but failure to give such notice shall not affect the subordination of the Subordinated Obligations to the Senior Indebtedness provided in this Affiliate Subordination Agreement.

         1.04     SUBROGATION.

         Subject to the payment in full of all Senior Indebtedness, the holder of, or obligee with respect to, any Subordinated Obligation shall be subrogated to the rights of the Lenders to receive payments or distributions of assets of any Company applicable to the Senior Indebtedness to the extent that distributions were paid to the Lenders that otherwise would have been paid to such obligee, until all amounts owing on such Subordinated Obligation be paid in full, and for the purpose of such subrogation no such payments or distributions to the Lenders by virtue of this Affiliate Subordination Agreement, which otherwise would have been made to such obligee, shall, as between the obligor on such Subordinated Obligation and such obligee, be deemed to be payment on account of such Subordinated Obligation, it being understood that the provisions of this Affiliate Subordination Agreement are and are intended solely for the purpose of defining the relative rights of the Companies, on the one hand, and the Lenders, on the other hand.

         1.05     SUBORDINATION RIGHTS NOT IMPAIRED.

         (a) No right of the Administrative Agent or any Lender to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act, in good faith, by the Administrative Agent or any such Lender, or by any noncompliance by any Company with the terms of any Subordinated Obligation, regardless of any knowledge thereof which any such Lender may have or be otherwise charged with. The Administrative Agent and the Lenders may extend, renew, modify or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with any Company, all without affecting the liabilities and obligations of any other Company or the rights of the Administrative Agent and the Lenders hereunder.

         (b) All rights and interests hereunder or under any Subordinated Obligation of the Administrative Agent and the Lenders, and all agreements and obligations of the Companies under this Affiliate Subordination Agreement, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or of any provision of any thereof or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Company in respect of the Senior Indebtedness.

         1.06     AUTHORIZATION TO EFFECT SUBORDINATION.

         Each Company, by its acceptance hereof, solely in its capacity as obligee with respect to Subordinated Obligations, upon the occurrence and during the continuation of a Default or Potential Default under the Credit Agreement, (a) irrevocably authorizes and empowers (but without imposing any obligation on) the Administrative Agent (through its authorized representatives), on behalf of itself and the Lenders, to demand, sue for, collect and receive such obligee's ratable share of payments or distributions with respect to Subordinated Obligations which are required to be paid or delivered to the Lenders as provided herein, and take all such other action, in the name of such obligee or otherwise, as such authorized representatives may determine to be necessary or appropriate for the enforcement of the provisions of this Affiliate Subordination Agreement, including without limitation, that
(i) such representatives shall have the right to vote such obligee's interest in any proceeding under all Debtor Relief Laws, as defined in SECTION 1.07, as such vote relates to any Subordinated Obligation or Subordinated Payment and
(ii) in any such proceeding such representatives may, as attorney-in-fact for such obligee, file any claim, proof of claim or such other instrument of similar character, in each case, solely to the extent such proof of claim or such other instrument relates to any Subordinated Obligation or Subordinated Payment; and (b) agrees to execute and deliver to such representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments as may reasonably be requested by the Administrative Agent.

         1.07     DEFINITIONS.

         "Bankruptcy Event" means (a) any Company, pursuant to or within the meaning of any Debtor Relief Law (i) admits in writing its inability to pay its debts generally as they become due, (ii) commences a voluntary case or proceeding under any Debtor Relief Law with respect to itself, (iii) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding in which it is the alleged debtor under any Debtor Relief Law, (iv) consents to the appointment of a Custodian of it or for any substantial part of its property, (v) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (vi) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of any other Company for any substantial part of their properties,
(vii) makes a general assignment for the benefit of its creditors or (viii) takes any corporate act to authorize any of the foregoing; or (b) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of any Company in an involuntary case or proceeding under any Debtor Relief Law which shall (i) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of any Company, (ii) appoint a Custodian of any Company for any substantial part of their respective properties or (iii) order the winding- up or liquidation of the affairs of any Company; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against any Company and such petition, application or proceeding is not dismissed within 60 days.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Debtor Relief Law.

         "Debtor Relief Law" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally.

         2.       COUNTERPARTS.

         This Affiliate Subordination Agreement may be executed in any number of counterparts, which may be originals or copies sent by facsimile transmission, each of which shall be an original and all of which shall constitute one and the same agreement.

         3.       BINDING EFFECT.

         This Affiliate Subordination Agreement shall be binding on the parties hereto and their respective successors and assigns.

         4.       EVIDENCE OF SUBORDINATION.

         To the extent that any of the Subordinated Obligations is evidenced by a promissory note or other instrument, the Company obligated thereunder shall cause to be placed thereon a legend stating that the payment thereof is subordinate to payment of all Senior Indebtedness pursuant to this Agreement and such Company shall mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to this Affiliate Subordination Agreement.

         5.       GOVERNING LAW.

         This Affiliate Subordination Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without regard to principles of conflicts of law.

         6.       FURTHER ASSURANCES.

         The parties hereto agree to execute such other documents and take such other actions as may be reasonably necessary to implement the terms hereof.


        [Remainder of Page Intentionally Blank. Signature Pages Follow.]

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers have executed and delivered this Agreement as of the date hereinabove first written.


                                    ADMINISTRATIVE AGENT:

                                    SOUTHTRUST BANK

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMPANIES:

                                    PROASSURANCE CORPORATION
[CORPORATE SEAL]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    -------------------------------------------
[CORPORATE SEAL]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    -------------------------------------------
[CORPORATE SEAL]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    -------------------------------------------
[CORPORATE SEAL]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    -------------------------------------------
[CORPORATE SEAL]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    -------------------------------------------
[CORPORATE SEAL]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    -------------------------------------------
[CORPORATE SEAL]


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------